As filed with the Securities and Exchange Commission on April 26, 2001

                                      Registration File Nos. 333-91851/811-09715


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                   TO FORM S-6

                        ---------------------------------

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                        ---------------------------------

               TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3
               ---------------------------------------------------
                              (Exact Name of Trust)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                 ----------------------------------------------
                               (Name of Depositor)

                             1150 SOUTH OLIVE STREET
                          LOS ANGELES, CALIFORNIA 90015
          -------------------------------------------------------------
          (Complete Address of Depositor's Principal Executive Offices)

                             THOMAS E. PIERPAN, ESQ.
                                 VICE PRESIDENT
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                ------------------------------------------------
                (Name and Complete Address of Agent for Service)

                                   Copies to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                        ---------------------------------

Title of Securities Being Registered: Units of interest in the separate account under flexible premium variable life insurance policies.

It is proposed that this filing will become effective (check appropriate space):

[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485

[X]   on MAY 1, 2001, pursuant to paragraph (b) of Rule 485

[ ]   60 days after filing pursuant to paragraph (a) of Rule 485

[ ]   on __________   , pursuant to paragraph (a) of Rule 485

P R O S P E C T U S
===================
MAY 1, 2001

                               TRANSAMERICA ELITE(SM)
                                   issued through
                Transamerica Occidental Life Separate Account VUL-3
                                        by
                  Transamerica Occidental Life Insurance Company

                               ADMINISTRATIVE OFFICE:

                                570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 1-800-322-7164

                                 (727) 299-1800

         PLEASE SEND ALL PREMIUM PAYMENTS, LOAN REPAYMENTS, CORRESPONDENCE
                   AND NOTICES TO THE ADMINISTRATIVE OFFICE ONLY.

                                    HOME OFFICE:
                              4333 Edgewood Road, N.E.
                            Cedar Rapids, Iowa 52499


         AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   CONSIDER CAREFULLY THE RISK FACTORS
                                   BEGINNING ON PAGE 11 OF THIS PROSPECTUS.

                                   If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus.

                                   An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

                                   Prospectuses for the portfolios of:
                                   [ ] AEGON/Transamerica Series Fund, Inc.
                                   (formerly, WRL Series Fund, Inc.);
                                   [ ] Variable Insurance Products Fund (VIP);
                                   [ ] Variable Insurance Products Fund II
                                   (VIP II);
                                   [ ] Variable Insurance Products Fund III
                                   (VIP III); and
                                   [ ] Transamerica Variable Insurance Fund,
                                   Inc.

                                   must accompany this prospectus. Certain
                                   portfolios may not be available in all
                                   states. Please read these documents before investing and save them for future reference.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary .......................................................   1
Policy Summary .................................................   5
Risk Summary ...................................................  11
Portfolio Annual Expense Table .................................  14
Transamerica and the Fixed Account .............................  16
    Transamerica ...............................................  16
    The Fixed Account ..........................................  16
The Separate Account and the Portfolios ........................  17
    The Separate Account .......................................  17
    The Funds ..................................................  17
    Addition, Deletion, or Substitution of Investments .........  22
    Your Right to Vote Portfolio Shares ........................  22
The Policy .....................................................  23
    Purchasing a Policy ........................................  23
    Tax-Free "Section 1035" Exchanges ..........................  23
    Underwriting Standards .....................................  24
    When Insurance Coverage Takes Effect .......................  24
    Ownership Rights ...........................................  26
    Canceling a Policy .........................................  27
Premiums .......................................................  28
    Premium Flexibility ........................................  28
    Planned Periodic Payments ..................................  28
    Minimum No Lapse Premium ...................................  28
    No Lapse Period ............................................  29
    Premium Limitations ........................................  29
    Making Premium Payments ....................................  29
    Allocating Premiums ........................................  30
Policy Values ..................................................  31
    Cash Value .................................................  31
    Net Surrender Value ........................................  32
    Subaccount Value ...........................................  32
    Subaccount Unit Value ......................................  32
    Fixed Account Value ........................................  33
Transfers ......................................................  33
    General ....................................................  33
    Fixed Account Transfers ....................................  36
    Conversion Rights ..........................................  36
    Dollar Cost Averaging ......................................  36
    Asset Rebalancing Program ..................................  37
    Third Party Asset Allocation Services ......................  38
Charges and Deductions .........................................  38
    Premium Charges ............................................  39
    Monthly Deduction ..........................................  39
    Mortality and Expense Risk Charge ..........................  41
    Surrender Charge ...........................................  41
         This Policy is not available in the State of New York.

    Pro Rata Decrease Charge ................................. 43
    Transfer Charge .......................................... 44
    Change in Premium Allocation Charge ...................... 44
    Cash Withdrawal Charge ................................... 44
    Taxes .................................................... 45
    Portfolio Expenses ....................................... 45
Death Benefit ................................................ 45
    Death Benefit Proceeds ................................... 45
    Death Benefit ............................................ 46
    Effects of Cash Withdrawals on the Death Benefit ......... 47
    Choosing Death Benefit Options ........................... 47
    Changing the Death Benefit Option ........................ 48
    Decreasing the Specified Amount .......................... 48
    No Increase in the Specified Amount ...................... 49
    Payment Options .......................................... 49
Surrenders and Cash Withdrawals .............................. 49
    Surrenders ............................................... 49
    Cash Withdrawals ......................................... 50
Loans ........................................................ 51
    General .................................................. 51
    Interest Rate Charged .................................... 52
    Loan Reserve Interest Rate Credited ...................... 52
    Effect of Policy Loans ................................... 52
Policy Lapse and Reinstatement ............................... 53
    Lapse .................................................... 53
    No Lapse Period .......................................... 53
    Reinstatement ............................................ 54
Federal Income Tax Considerations ............................ 54
    Tax Status of the Policy ................................. 55
    Tax Treatment of Policy Benefits ......................... 55
    Special Rules for 403(b) Arrangements .................... 58
Other Policy Information ..................................... 59
    Our Right to Contest the Policy .......................... 59
    Suicide Exclusion ........................................ 59
    Misstatement of Age or Gender ............................ 59
    Modifying the Policy ..................................... 59
    Benefits at Maturity ..................................... 59
    Payments We Make ......................................... 60
    Settlement Options ....................................... 60
    Reports to Owners ........................................ 62
    Records .................................................. 62
    Policy Termination ....................................... 62
Supplemental Benefits (Riders) ............................... 62
    Children's Insurance Rider ............................... 62
    Accidental Death Benefit Rider ........................... 63
    Other Insured Rider ...................................... 63
    Disability Waiver Rider .................................. 64
    Disability Waiver and Income Rider ....................... 64

    Primary Insured Rider ("PIR") and Primary Insured
       Rider Plus ("PIR Plus") ..........................................   64
    Living Benefit Rider (an Accelerated Death Benefit) .................   65
IMSA ....................................................................   66
Performance Data ........................................................   66
    Rates of Return .....................................................   66
    Hypothetical Illustrations Based on Portfolio Performance ...........   69
    Other Performance Data in Advertising Sales Literature ..............   83
    Transamerica's Published Ratings ....................................   83
Additional Information ..................................................   84
    Sale of the Policies ................................................   84
    Legal Matters .......................................................   84
    Legal Proceedings ...................................................   85
    Variations in Policy Provisions .....................................   85
    Experts .............................................................   85
    Financial Statements ................................................   85
    Additional Information about Transamerica ...........................   86
    Transamerica's Directors and Officers ...............................   86
    Additional Information about the Separate Account ...................   89
Appendix A -- Illustrations .............................................   90
Appendix B -- Wealth Indices of Investments in the U.S. Capital Market ..   94
Index to Financial Statements ...........................................   96
    Transamerica Occidental Life Separate Account VUL-3 .................   97
    Transamerica Occidental Life Insurance Company ......................  124

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 accounts          The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.
                   --------------------------------------------------------------------------------
 administrative    Our administrative office and mailing address is P.O. Box 5068, Clearwater,
 office            Florida 33758-5068. Our street address is 570 Carillon Parkway,
                   St. Petersburg, Florida 33716. Our phone number is 1-800-322-7164 exten-
                   sion 6539, Monday - Friday 8:00 a.m. - 7:00 p.m. Eastern time. ALL PREMIUM
                   PAYMENTS, LOAN REPAYMENTS, CORRESPONDENCE AND NOTICES SHOULD BE SENT TO
                   THIS ADDRESS.
                   --------------------------------------------------------------------------------
 attained age      The issue age of the insured, plus the number of completed years since the
                   Policy date.
                   --------------------------------------------------------------------------------
 beneficiary(ies)  The person or persons you select to receive the death benefit from this Policy.
                   You name the primary beneficiary and contingent beneficiaries.
                   --------------------------------------------------------------------------------
 cash value        The sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.
                   --------------------------------------------------------------------------------
 death benefit     The amount we will pay to the beneficiary on the insured's death. We will
 proceeds          reduce the death benefit proceeds by the amount of any outstanding loan amount (including any interest you owe on Policy loan(s)) plus any due and unpaid monthly deductions.
                   --------------------------------------------------------------------------------
 fixed account     An option to which you may allocate premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. New Jersey residents: The fixed account option is NOT available to you.
                   --------------------------------------------------------------------------------
 free-look period  The limited period of time during which you may return the Policy and receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.
                   --------------------------------------------------------------------------------
 funds             Investment companies which are registered with the U.S. Securities and
                   Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.
                   --------------------------------------------------------------------------------
 home office       Our home office address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa
                   52499. PLEASE DO NOT SEND ANY MONEY, CORRESPONDENCE OR NOTICES TO THIS
                   ADDRESS. SEND TO THE ADMINISTRATIVE OFFICE LISTED ABOVE.
                   --------------------------------------------------------------------------------
 in force          While coverage under the Policy is active and the insured's life remains insured.
                   --------------------------------------------------------------------------------
 initial premium   The amount you must pay before insurance coverage begins under this Policy.
                   The initial premium is shown on the schedule page of your Policy.
                   --------------------------------------------------------------------------------
 insured           The person whose life is insured by this Policy.
                   --------------------------------------------------------------------------------


 issue age          The insured's age on his or her birthday nearest to the Policy date.
                    ---------------------------------------------------------------------------------
 lapse              When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount (including any interest you owe on Policy loans(s)), and you have not made a sufficient payment by the end of a grace period.
                    ---------------------------------------------------------------------------------
 loan amount        The total amount of all outstanding Policy loans, including both principal and interest due.
                    ---------------------------------------------------------------------------------
 loan reserve       A part of the fixed account to which amounts are transferred as collateral for
                    Policy loans.
                    ---------------------------------------------------------------------------------
 maturity date      The Policy anniversary nearest the insured's 100th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.
                    ---------------------------------------------------------------------------------
 minimum            The amount shown on your Policy schedule page that we use during the no
 no                 lapse period to determine whether a grace period will begin. We will adjust
 lapse              the minimum no lapse premium if you change death benefit options, decrease
 premium            the specified amount, or add or increase a rider. We make this determination whenever your net surrender value is not enough to meet monthly deductions.
                    When we use the term "minimum no lapse premium" in this prospectus, it has the same meaning as "minimum monthly guarantee premium" or
                    "minimum premium guarantee" in the Policy.
                    ---------------------------------------------------------------------------------
 Monthiversary      This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date that coincides with the Policy date in a calendar month, the Monthiversary is the next valuation date.
                    ---------------------------------------------------------------------------------
 monthly            The monthly Policy charge, plus the monthly cost of insurance, plus the
 deduction          monthly charge for any riders added to your Policy, plus, if any, the pro rata decrease charge incurred as a result of a decrease in your specified amount.
                    ---------------------------------------------------------------------------------
 net surrender      The amount we will pay you if you surrender the Policy while it is in force.
 value              The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, minus any interest you owe on Policy loan(s).
                    ---------------------------------------------------------------------------------
 no lapse date      The last valuation date of your third Policy year. It is the date prior to which your Policy will not lapse if certain conditions are met, even if the net surrender value is not sufficient to pay the monthly deductions.
                    ---------------------------------------------------------------------------------
 planned periodic   A premium payment you make in a level amount at a fixed interval over a
 premium            specified period of time.
                    ---------------------------------------------------------------------------------

  Policy date       The date when our underwriting process is complete, the initial premium payment has been received, full life insurance coverage goes into effect and we begin to make the monthly deductions. The Policy date is shown on the schedule page of your Policy. We measure Policy months, years, and anniversaries from the Policy date.
                    --------------------------------------------------------------------------------
 portfolio          One of the separate investment portfolios of a fund.
                    --------------------------------------------------------------------------------
 premiums           All payments you make under the Policy other than loan repayments.
                    --------------------------------------------------------------------------------
 reallocation       The fixed account. (For New Jersey residents, this account will be the "Cash with Application Account.")
                    --------------------------------------------------------------------------------
 account            The date we reallocate all cash value held in the reallocation account to the
 reallocation       fixed account and subaccounts you selected on your application. We place
 date               your premium in the reallocation account only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date is the record date, plus the number of days in your state's free-look period, plus five days. In all other states, the reallocation date is the record date.
                    --------------------------------------------------------------------------------
 record date        The date we record your Policy on our books as an in force Policy. The record date is the date when, depending on the laws of the state governing your Policy (usually the state where you live), we allocate your premium either to the reallocation account or to the fixed account and the subaccounts you selected on your application.
                    --------------------------------------------------------------------------------
 separate account   The Transamerica Occidental Life Separate Account VUL-3. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest premiums under the Policy and other variable life insurance policies we issue.
                    --------------------------------------------------------------------------------
 specified amount   The minimum death benefit we will pay under the Policy provided the Policy is in force. It is the amount shown on the Policy's schedule page, unless you decrease the specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose the
                    Option A (level) death benefit.
                    --------------------------------------------------------------------------------
 subaccount         A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.
                    --------------------------------------------------------------------------------
 surrender charge   If during the first 15 Policy years you fully surrender the Policy, we will deduct a surrender charge from the cash value.
                    --------------------------------------------------------------------------------
 termination        When the insured's life is no longer insured under the Policy.
                    --------------------------------------------------------------------------------
 valuation date     Each day the New York Stock Exchange is open for trading. Transamerica is open for business whenever the New York Stock Exchange is open.
                    --------------------------------------------------------------------------------

 valuation period    The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York
                     Stock Exchange on the next valuation date.
                     ----------------------------------------------------------------------------
 we, us, our         Transamerica Occidental Life Insurance Company.
 (Transamerica)
                     ----------------------------------------------------------------------------


 written notice      The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.
                     ----------------------------------------------------------------------------

 you, your
 (owner or           The person entitled to exercise all rights as owner under the Policy.
 policyowner)        ----------------------------------------------------------------------------

POLICY SUMMARY                                    TRANSAMERICA ELITE(SM)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This summary provides only a brief overview of the more important features of the Policy. More detailed information about the Policy appears later in this prospectus. PLEASE READ THE REMAINDER OF THIS PROSPECTUS CAREFULLY.


THE POLICY IN GENERAL


     The Transamerica Elite(SM) is an individual flexible premium variable life insurance policy.

     The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. (See Risk Summary p. 11.) You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

     The minimum specified amount for this Policy when issued is $100,000 for all issue ages.

     A few of the Policy features listed below are not available in all states, may vary depending upon when your Policy was issued and may not be suitable for your particular situation. Certain states place restrictions on access to the fixed account and on other Policy features. Please consult your agent and refer to your Policy for details.


PREMIUMS

o You select a payment plan but are not required to pay premiums according to the plan. You can vary the frequency and amount, within limits, and can skip premium payments.

o    Unplanned premiums may be made, within limits.

o Premium payments must be at least $50 if paid monthly and $600 if paid annually.


o You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum no lapse premium.


o Until the no lapse date (that is, until the end of the third Policy year), we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any pro rata decrease charge) that equal or exceed the sum of the monthly minimum no lapse premiums in effect each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you decrease your specified amount, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

o The minimum no lapse premium on the Policy date is shown on your Policy schedule page. We will adjust the minimum no lapse premium if you change death benefit options, decrease the specified amount, or add or increase a rider.


o Under certain circumstances, extra premiums may be required to prevent the Policy from lapsing.


o Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your premium to the accounts you indicated on your application, or we will place your premium in the reallocation account until the reallocation date as shown on your Policy schedule page. See Reallocation Account p. 31.


DEDUCTIONS FROM PREMIUM BEFORE WE PLACE IT IN A SUBACCOUNT AND/OR THE FIXED ACCOUNT

o    From the initial premium: None

o    From additional premiums: None

INVESTMENT OPTIONS


     SUBACCOUNTS. You may direct the money in your Policy to a total of 12 subaccounts of the Transamerica Occidental Life Separate Account VUL-3, a separate account. For administrative reasons, we currently limit the number of subaccounts that you can invest in at any one time to 12 active subaccounts. Each subaccount invests exclusively in one investment portfolio of a fund. THE MONEY YOU PLACE IN THE SUBACCOUNTS IS NOT GUARANTEED. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


The portfolios available to you are:


  AEGON/TRANSAMERICA SERIES FUND, INC.*



      - Munder Net50**                          - GE U.S. Equity
      - Van Kampen Emerging Growth              - Great Companies -- America(SM)
       (formerly, WRL VKAM Emerging Growth)     - Salomon All Cap
      - T. Rowe Price Small Cap                 - C.A.S.E. Growth
      - Pilgrim Baxter Mid Cap Growth           - Dreyfus Mid Cap
      - Alger Aggressive Growth                 - NWQ Value Equity
      - Third Avenue Value                      - T. Rowe Price Dividend Growth
      - Value Line Aggressive Growth            - Dean Asset Allocation
      - GE International Equity                 - LKCM Strategic Total Return
      - Gabelli Global Growth                   - J.P. Morgan Real Estate Securities
      - Great Companies -- Global(2)            - Federated Growth & Income
      - Great Companies -- Technology(SM)       - AEGON Balanced
      - Janus Growth                            - AEGON Bond
      - Goldman Sachs Growth                    - J.P. Morgan Money Market



* Prior to May 1, 2001, this fund was known as WRL Series Fund, Inc. Because of the fund's name change we have deleted the "WRL" from each portfolio's name. However, when we refer to the fund's subaccounts, we will use "TOLIC" in front of each subaccount name.

** Prior to May 1, 2001, this portfolio was known as WRL Goldman Sachs Small Cap and was sub-advised by Goldman Sachs Asset Management. Effective May 1, 2001, this portfolio will be sub-advised by Munder Capital Management and will be available only to policyowners who purchased the Policy prior to May 1, 2001. Effective May 29, 2001, this portfolio will be available for investment to all policyowners.

 VARIABLE INSURANCE PRODUCTS FUND (VIP)
     Fidelity VIP Equity-Income Portfolio -- Service Class 2

 VARIABLE INSURANCE PRODUCTS FUND II (VIP II)
     Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2

 VARIABLE INSURANCE PRODUCTS FUND III (VIP III)
     Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2

 TRANSAMERICA VARIABLE INSURANCE FUND, INC.
     Transamerica VIF Growth Portfolio

     FIXED ACCOUNT. You may also direct the money in your Policy to the fixed account. Unless otherwise required by state law, we will restrict your allocations or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. Money you place in the fixed account is guaranteed, and will earn interest at a current interest rate declared from time to time. The annual interest rate will equal at least 3.0%. The fixed account is NOT available to residents of New Jersey.


CASH VALUE

o Cash value equals the sum of your Policy's value in the subaccounts and the fixed account. If there is a loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

o Cash value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals, and Policy loans).

o Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit.

o There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount (including interest you owe on any Policy loan(s)).


o The Policy will not lapse during the first three Policy years (that is, during the no lapse period) so long as you have paid sufficient minimum no lapse premiums. See Minimum No Lapse Premium p. 28.


TRANSFERS

o You can transfer cash value among the subaccounts and the fixed account. We charge a $10 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

o    You may make transfers in writing, by telephone or by fax.

o    Policy loans reduce the amount of cash value available for transfers.
o    Dollar cost averaging and asset rebalancing programs are available.

o You may make one transfer per Policy year from the fixed account, and we must receive your request to transfer from the fixed account within 30 days after a Policy anniversary unless you select dollar cost averaging from the fixed account. The maximum amount you can transfer is the greater of:

     /arrow/ 25% of your value in the fixed account; or /arrow/ the amount you transferred from the fixed account in the preceding
              Policy year.

CHARGES AND DEDUCTIONS


o    MONTHLY POLICY CHARGE: We deduct $5.00 from your cash value each month.

o COST OF INSURANCE CHARGES: Deducted monthly from your cash value. Your charges vary each month with the insured's attained age, the specified amount, the death benefit option you choose, and the investment results of the portfolios in which you invest. In most cases, the current cost of insurance rates will be lower for Policies with a specified amount of $250,000 or more.

o MORTALITY AND EXPENSE RISK CHARGE: Deducted daily from each subaccount at an annual rate of 0.90% of your average daily net assets of each subaccount. We guarantee to reduce this amount to 0.60% after the first 15 Policy years. We intend to reduce this amount to 0.30% in the 16th Policy year but we do not guarantee that we will do so.

o SURRENDER CHARGE: Deducted when a full surrender occurs during the first 15 Policy years. One portion is an issue charge equal to $5.00 per $1,000 of initial specified amount. The other portion is calculated by adding total premiums paid (up to the surrender charge base premium) to any premium paid above the surrender charge base premium multiplied by percentages that vary by issue age. THIS CHARGE MAY BE SIGNIFICANT. We reduce the total surrender charge at the rate of up to 20% per year, beginning in Policy year 11, until it reaches zero at the end of the 15th Policy year. You may have no net surrender value if you surrender your Policy in the first few Policy years. See Charges and Deductions -- Surrender Charge p. 41.

o PRO RATA DECREASE CHARGE: If you decrease the specified amount during the first 15 Policy years, we will deduct a decrease charge equal to a pro rata portion of the surrender charge.

o TRANSFER FEE: We deduct $10 for each transfer in excess of 12 per Policy year.

o RIDER CHARGES: We deduct charges each month for the optional insurance benefits (riders) you select. Each rider will have its own charge.

o CASH WITHDRAWAL FEE: We deduct a processing fee for cash withdrawals equal to the lesser of $25 or 2% of the withdrawal.

o PORTFOLIO EXPENSES: The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from 0.44% to 1.20% annually, depending on the portfolio. See Portfolio Annual Expense Table on p. 14. See also the fund prospectuses.


LOANS

o After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, less any surrender charge and any already outstanding loan amount.

o We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges.

o    The minimum loan amount is generally $500.
o You may request a loan by calling us or by writing or faxing us written instructions.

o We charge 5.5% interest annually, payable in arrears, on any outstanding loan amount.

o To secure the loan, we transfer a portion of your cash value to a loan reserve account. The loan reserve account is part of the fixed account. You will earn at least 4.0% interest on amounts in the loan reserve account.

o Prior to the 10th Policy year, we currently credit 4.75% interest annually on all Policy loans.

o After the 10th Policy year, you may borrow at preferred loan rates an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals) and minus any outstanding loan amounts (including any interest you owe on Policy loan(s)). We currently credit interest at a 5.5% preferred loan rate. THIS RATE IS NOT GUARANTEED.


o Federal income taxes and a penalty tax may apply to loans you take against the Policy.


o    There are risks involved in taking a Policy loan. See Risk Summary p. 11.


DEATH BENEFIT

o    You must choose one of two death benefit options. We offer the following:

     o    Option A is the greater of:

          /arrow/     the current specified amount, or

          /arrow/ a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

     o    Option B is the greater of:

          /arrow/ the current specified amount, plus the Policy's cash value on the date of the insured's death, or

          /arrow/ a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

o So long as the Policy does not lapse, the minimum death benefit we pay under any option will be the current specified amount.

o The minimum specified amount for a Policy for all issue ages is $100,000. We will state the minimum specified amount in your Policy. You cannot decrease your specified amount below this minimum. If your specified amount is $250,000 or more, then you may not decrease your specified amount below $250,000.

o We will reduce the death benefit proceeds by the amount of any outstanding Policy loan(s) (including any interest owed on Policy loan(s)), and any due and unpaid charges.

o We will increase the death benefit proceeds by any additional insurance benefits you add by rider.

o After the third Policy year, you may change the death benefit option or decrease the specified amount (but not both) once each Policy year. A decrease in specified amount is limited to 20% of the specified amount prior to the decrease. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. A change in death benefit option also cannot reduce your specified amount below the minimum specified amount as shown in your Policy.

o Under current tax law, death benefit should be income tax free to the beneficiary.

o The death benefit is available in a lump sum or a variety of payout options.

CASH WITHDRAWALS AND SURRENDERS


o You may take one withdrawal of cash value per Policy year after the first Policy year.

o    The amount of the withdrawal must be:

o    at least $500; and

o no more than 10% of the net surrender value. We currently intend to limit the amount you can withdraw to 25% of the net surrender value after the 10th Policy year.


o We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

o    There is no surrender charge assessed when you take a cash withdrawal.

o A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

o If you choose death benefit Option A, we will reduce the current specified amount by the dollar amount of the withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

o Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

o You may fully surrender the Policy at any time before the insured's death or the maturity date. You will receive the net surrender value (cash value, MINUS any surrender charge, MINUS any Policy loans outstanding, and MINUS any interest you owe on Policy loans). The surrender charge will apply during the first 15 Policy years.

COMPENSATION

o We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies. For a discussion of these arrangements, see Sale of the Policies.

INQUIRIES

     If you need more information, please contact us at:

              Transamerica Occidental Life
              P.O. Box 5068
              Clearwater, Florida 33758-5068
              1-800-322-7164, extension 6539
              (Our hours are Monday - Friday from 8:00 a.m. - 7:00 p.m. Eastern time)

RISK SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 INVESTMENT                                                                      If you invest your cash value in one or more
 RISK                                                                            subaccounts, you will be subject
                                                                                 to the risk that investment performance could
                                                                                 be unfavorable and that the cash
                                                                                 value of your Policy would decrease. YOU COULD
                                                                                 LOSE EVERYTHING YOU INVEST,
                                                                                 AND YOUR POLICY COULD LAPSE. If you select the
                                                                                 fixed account, your cash value
                                                                                 in the fixed account is credited with a
                                                                                 declared rate of interest, but you assume
                                                                                 a risk that the rate may decrease, although it
                                                                                 will never be lower than a
                                                                                 guaranteed minimum annual effective rate of
                                                                                 3.0%.

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 RISK OF LAPSE                                                                   If your Policy fails to meet certain
                                                                                 conditions, we will notify you that the
                                                                                 Policy has entered a 61-day grace period and
                                                                                 will lapse unless you make a
                                                                                 sufficient payment during the grace period.

                                                                                 Your Policy contains a three-year no lapse
                                                                                 period. Your Policy will not lapse
                                                                                 during the first three Policy years as long as
                                                                                 you pay sufficient minimum no
                                                                                 lapse premiums. If you do not pay these
                                                                                 premiums, you will automatically
                                                                                 lose the no lapse guarantee and you will
                                                                                 increase the risk that your Policy will
                                                                                 lapse. In addition, if you take a cash
                                                                                 withdrawal, or take a Policy loan, or if
                                                                                 you decrease your specified amount, you will
                                                                                 increase the risk of losing the no
                                                                                 lapse guarantee. We deduct the total amount of
                                                                                 your cash withdrawals, any
                                                                                 outstanding loans and any pro rata decrease
                                                                                 charge from your premiums paid
                                                                                 when we determine whether your minimum no
                                                                                 lapse premiums are high
                                                                                 enough to keep the no lapse period in effect.

                                                                                 If you change death benefit options, decrease
                                                                                 the specified amount, or add or
                                                                                 increase a rider, we will adjust the amount of
                                                                                 the minimum no lapse premium.

                                                                                 You will lessen the risk of Policy lapse
                                                                                 during the first three Policy years if
                                                                                 you keep the no lapse period in effect. Before
                                                                                 you take a cash withdrawal,
                                                                                 loan, decrease the specified amount or
                                                                                 increase or add a rider, you should
                                                                                 consider carefully the effect it will have on
                                                                                 the no lapse guarantee.

                                                                                 After the no lapse period, your Policy may
                                                                                 lapse if loans, cash withdrawals,
                                                                                 monthly deductions and insufficient investment
                                                                                 returns reduce the net sur-
                                                                                 render value to zero. The Policy will enter a
                                                                                 grace period if on any
                                                                                 Monthiversary the net surrender value (that
                                                                                 is, the cash value, minus the sur-
                                                                                 render charge, and minus any outstanding loans
                                                                                 and interest owed on the
                                                                                 loans) is not enough to pay the monthly
                                                                                 deduction due.

                                                                                 A Policy lapse may have adverse tax
                                                                                 consequences. See Federal Income Tax
                                                                                 Considerations p. 54 and Policy Lapse and
                                                                                 Reinstatement p. 53.

                                                                                 You may reinstate this Policy within five
                                                                                 years after it has lapsed (prior to the
                                                                                 maturity date), if the insured meets the
                                                                                 insurability requirements and you pay
                                                                                 the amount we require.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

 TAX RISKS                                                                       We expect that the Policy will generally be
 (INCOME TAX                                                                     deemed a life insurance contract
 AND MEC)                                                                        under federal tax law, so that the death
                                                                                 benefit paid to the beneficiary will not
                                                                                 be subject to federal income tax. However, due
                                                                                 to lack of guidance, there is
                                                                                 less certainty in this regard with respect to
                                                                                 Policies issued on a substandard
                                                                                 basis. Depending on the total amount of
                                                                                 premiums you pay, the Policy may
                                                                                 be treated as a modified endowment contract
                                                                                 ("MEC") under federal tax
                                                                                 laws. If a Policy is treated as a MEC, partial
                                                                                 withdrawals, surrenders and
                                                                                 loans will be taxable as ordinary income to
                                                                                 the extent there are earnings in
                                                                                 the Policy. In addition, a 10% penalty tax may
                                                                                 be imposed on cash withdraw-
                                                                                 als, surrenders and loans taken before you
                                                                                 reach age 591/2. If a Policy is not
                                                                                 treated as a MEC, partial surrenders and
                                                                                 withdrawals will not be subject to
                                                                                 tax to the extent of your investment in the
                                                                                 Policy. Amounts in excess of your
                                                                                 investment in the Policy, while subject to tax
                                                                                 as ordinary income, will not be
                                                                                 subject to a 10% penalty tax. You should
                                                                                 consult a qualified tax advisor for
                                                                                 assistance in all tax matters involving your
                                                                                 Policy.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 LIMITS ON CASH                                                                  The Policy permits you to take only one cash
 WITHDRAWALS                                                                     withdrawal per Policy year
                                                                                 after the first Policy year has been
                                                                                 completed. The amount you may withdraw
                                                                                 is limited to 10% of the net surrender value.
                                                                                 We currently intend to limit the
                                                                                 amount you can withdraw to 25% of the net
                                                                                 surrender value after the 10th
                                                                                 Policy year.

                                                                                 A cash withdrawal will reduce cash value, so
                                                                                 it will increase the risk that the
                                                                                 Policy will lapse. A cash withdrawal may also
                                                                                 increase the risk that the no
                                                                                 lapse period will end.

                                                                                 A cash withdrawal will reduce the death
                                                                                 benefit. If you select death benefit
                                                                                 Option A, a cash withdrawal will permanently
                                                                                 reduce the specified amount by
                                                                                 the amount of the withdrawal. If death benefit
                                                                                 Option B is in effect when you
                                                                                 make a cash withdrawal, the death benefit will
                                                                                 be reduced by the amount the
                                                                                 cash value was reduced. In some circumstances,
                                                                                 a cash withdrawal may
                                                                                 reduce the death benefit by more than the
                                                                                 dollar amount of the withdrawal.
                                                                                 Federal income taxes and a penalty tax may
                                                                                 apply to cash withdrawals and
                                                                                 surrenders.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 LOAN RISKS                                                                      A Policy loan, whether or not repaid, will
                                                                                 affect cash value over time because
                                                                                 we subtract the amount of the loan from the
                                                                                 subaccounts and the fixed
                                                                                 account and place that amount in the loan
                                                                                 reserve as collateral. We then
                                                                                 credit a fixed interest rate of not less than
                                                                                 4.0% to the loan collateral. We
                                                                                 currently credit interest at 4.75% annually,
                                                                                 but we are not obligated to do so
                                                                                 in the future. As a result, the loan
                                                                                 collateral does not participate in the
                                                                                 investment results of the subaccounts nor does
                                                                                 it receive the current interest
                                                                                 rate credited to the fixed account. The longer
                                                                                 the loan is outstanding, the
                                                                                 greater the effect is likely to be. Depending
                                                                                 on the investment results of the
                                                                                 subaccounts and the interest rates credited to
                                                                                 the fixed account, the effect
                                                                                 could be favorable or unfavorable.

                                                                                 We also charge interest on Policy loans at a
                                                                                 rate of 5.5%, payable in arrears.
                                                                                 Interest is added to the amount of the loan to
                                                                                 be repaid.

                                                                                 A Policy loan affects the death benefit
                                                                                 because a loan reduces the death
                                                                                 benefit proceeds by the amount of the
                                                                                 outstanding loan, plus any interest you
                                                                                 owe on Policy loans.

                                                                                 A Policy loan could make it more likely that a
                                                                                 Policy would lapse. A Policy
                                                                                 loan will increase the risk that the no lapse
                                                                                 period will end. There is also a
                                                                                 risk that if the loan, insurance charges and
                                                                                 unfavorable investment experience
                                                                                 reduce your net surrender value while the no
                                                                                 lapse period is no longer in
                                                                                 effect, then the Policy will lapse. Adverse
                                                                                 tax consequences would result.

                                                                                 If a loan from a Policy is outstanding when
                                                                                 the Policy is canceled or lapses,
                                                                                 then the amount of the outstanding
                                                                                 indebtedness will be taxable as if it were
                                                                                 a distribution from the Policy. Moreover, the
                                                                                 tax treatment of loans with
                                                                                 preferred rates is uncertain. See Federal
                                                                                 Income Tax Considerations p. 54.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 EFFECTS OF THE                                                                  The surrender charge under this Policy is
 SURRENDER                                                                       significant, especially in the early
 CHARGE                                                                          Policy years. It is likely that you will
                                                                                 receive no net surrender value if you
                                                                                 surrender your Policy in the first few Policy
                                                                                 years. You should purchase this
                                                                                 Policy only if you have the financial ability
                                                                                 to keep it in force at the initial
                                                                                 specified amount for a substantial period of
                                                                                 time.

                                                                                 Even if you do not ask to surrender your
                                                                                 Policy, the surrender charge plays a
                                                                                 role in determining whether your Policy will
                                                                                 lapse. Each month we will use
                                                                                 the cash value (reduced by the surrender
                                                                                 charge and reduced by outstanding
                                                                                 loans and interest owed) to measure whether
                                                                                 your Policy will remain in force
                                                                                 or will enter a grace period.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 COMPARISON                                                                      Like fixed benefit life insurance, the Policy
 WITH OTHER                                                                      offers a death benefit and can
 INSURANCE                                                                       provide a cash value, loan privileges and a
 POLICIES                                                                        value on surrender. However, the
                                                                                 Policy differs from a fixed benefit policy
                                                                                 because it allows you to place your
                                                                                 premiums in investment subaccounts. The amount
                                                                                 and duration of life
                                                                                 insurance protection and of the Policy's cash
                                                                                 value will vary with the
                                                                                 investment performance of the amounts you
                                                                                 place in the subaccounts. In
                                                                                 addition, the cash value and net surrender
                                                                                 value will always vary with the
                                                                                 investment results of your selected
                                                                                 subaccounts.

                                                                                 As you consider purchasing this Policy, keep
                                                                                 in mind that it may not be to
                                                                                 your advantage to replace existing insurance
                                                                                 with the Policy.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 ILLUSTRATIONS                                                                   The illustrations in this prospectus are based
                                                                                 on hypothetical rates of return
                                                                                 that are not guaranteed. They illustrate how
                                                                                 the specified amount, Policy
                                                                                 charges and hypothetical rates of return
                                                                                 affect death benefit levels, cash value
                                                                                 and net surrender value of the Policy. We may
                                                                                 also illustrate Policy values
                                                                                 based on the adjusted historical performance
                                                                                 of the portfolios since the
                                                                                 portfolios' inception, reduced by Policy and
                                                                                 subaccount charges. The
                                                                                 hypothetical and adjusted historic portfolio
                                                                                 rates illustrated should not be
                                                                                 considered to represent past or future
                                                                                 performance. It is almost certain that
                                                                                 actual rates of return may be higher or lower
                                                                                 than those illustrated, so that
                                                                                 the values under your Policy will be different
                                                                                 from those in the illustrations.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ANNUAL EXPENSE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
This table shows the fees and expenses charged by each portfolio. More detail concerning each portfolio's fees and expenses is contained in the fund prospectuses.

ANNUAL PORTFOLIO OPERATING EXPENSES(1)
(As a percentage of average portfolio assets after fee waivers and expense reimbursements)



                                                                                               TOTAL PORTFOLIO
                                                       MANAGEMENT     OTHER      RULE 12B-1        ANNUAL
 PORTFOLIO                                                FEES      EXPENSES        FEES          EXPENSES
 AEGON/TRANSAMERICA SERIES FUND, INC.(2)(6)
 Munder Net50(8)                                         0.90%       0.10%        N/A                   1.00%
 Van Kampen Emerging Growth                              0.80%       0.05%        N/A                   0.85%
 T. Rowe Price Small Cap                                 0.75%       0.25%        N/A                   1.00%
 Pilgrim Baxter Mid Cap Growth                           0.85%       0.07%        N/A                   0.92%
 Alger Aggressive Growth                                 0.80%       0.06%        N/A                   0.86%
 Third Avenue Value                                      0.80%       0.12%        N/A                   0.92%
 Value Line Aggressive Growth(3)                         0.80%       0.20%        N/A                   1.00%
 GE International Equity                                 1.00%       0.20%        N/A                   1.20%
 Gabelli Global Growth(7)                                1.00%       0.20%        N/A                   1.20%
 Great Companies -- Global(2)(7)                         0.80%       0.20%        N/A                   1.00%
 Great Companies -- Technology(SM)(3)                    0.80%       0.20%        N/A                   1.00%
 Janus Growth                                            0.80%       0.02%        N/A                   0.82%
 Goldman Sachs Growth                                    0.90%       0.10%        N/A                   1.00%
 GE U.S. Equity                                          0.80%       0.08%        N/A                   0.88%
 Great Companies -- America(SM)(3)                       0.80%       0.11%        N/A                   0.91%
 Salomon All Cap                                         0.90%       0.10%        N/A                   1.00%
 C.A.S.E. Growth                                         0.80%       0.20%        N/A                   1.00%
 Dreyfus Mid Cap                                         0.85%       0.15%        N/A                   1.00%
 NWQ Value Equity                                        0.80%       0.08%        N/A                   0.88%
 T. Rowe Price Dividend Growth                           0.90%       0.10%        N/A                   1.00%
 Dean Asset Allocation                                   0.80%       0.07%        N/A                   0.87%
 LKCM Strategic Total Return                             0.80%       0.05%        N/A                   0.85%
 J.P. Morgan Real Estate Securities                      0.80%       0.20%        N/A                   1.00%
 Federated Growth & Income                               0.75%       0.11%        N/A                   0.86%
 AEGON Balanced                                          0.80%       0.08%        N/A                   0.88%
 AEGON Bond                                              0.45%       0.08%        N/A                   0.53%
 J.P. Morgan Money Market                                0.40%       0.04%        N/A                   0.44%
 VARIABLE INSURANCE PRODUCTS FUND (VIP)
  Fidelity VIP Equity-Income Portfolio --
  Service Class 2(5)                                     0.48%       0.10%      0.25%(4)                0.83%
 VARIABLE INSURANCE PRODUCTS FUND II (VIP II)
  Fidelity VIP II Contrafund(R) Portfolio --
  Service Class 2(5)                                     0.57%       0.10%      0.25%(4)                0.92%
 VARIABLE INSURANCE PRODUCTS FUND III (VIP III)
  Fidelity VIP III Growth Opportunities Portfolio --
  Service Class 2(5)                                     0.58%       0.12%      0.25%(4)                0.95%
 TRANSAMERICA VARIABLE INSURANCE FUND, INC.(9)
 Transamerica VIF Growth Portfolio                       0.74%       0.11%        N/A                   0.85%



(1) The fee table information relating to the portfolios was provided to Transamerica by the funds. Transamerica has not independently verified such information.
(2) Effective January 1, 1997, the Board of the AEGON/Transamerica Series Fund, Inc. ("Series Fund") authorized the Series Fund to charge each portfolio of the Series Fund an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the Series Fund will not deduct the fee from any portfolio before April 30, 2002. You will receive advance written notice if a Rule 12b-1 fee is to be deducted. See the Series Fund prospectus for more details.
(3) Because this portfolio did not commence operations until May 1, 2000, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.

(4) The 12b-1 fee deducted for the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the "Fidelity VIP Funds") covers certain shareholder support services provided by companies selling variable contracts investing in the Fidelity VIP Funds. The 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies will be remitted to AFSG, the principal underwriter for the Policies.
(5) The Portfolio Annual Expenses for Service Class 2 shares were lower than those shown in the Fee Table because a portion of total brokerage commissions that the Fidelity VIP Funds paid was used to reduce each Fund's expenses, and/or because through arrangements with each Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's custodian expenses. See the Fidelity VIP Funds' prospectuses. Actual expenses were: Fidelity VIP Equity-Income Portfolio -- Service Class 2 -0.82%; Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2-0.90%; Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2-0.93%.
(6) AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers") (formerly, WRL Investment Management, Inc.), the investment adviser for the Series Fund, has undertaken, until at least April 30, 2002, to pay expenses on behalf of the portfolios of the Series Fund to the extent normal operating expenses of a portfolio exceed a stated percentage of each portfolio's average daily net assets. The expense limit, the amount reimbursed by AEGON/Transamerica Advisers during 2000 and the expense ratio without the reimbursement are listed below for each portfolio:



                                                                               EXPENSE RATIO
                                                 EXPENSE     REIMBURSEMENT        WITHOUT
                                                  LIMIT          AMOUNT        REIMBURSEMENT
        Munder Net50                             1.00 %         $ N/A                   N/A
        Van Kampen Emerging Growth               1.00 %           N/A                   N/A
        T. Rowe Price Small Cap                  1.00 %           30,189             1.14 %
        Pilgrim Baxter Mid Cap Growth            1.00 %           N/A                   N/A
        Alger Aggressive Growth                  1.00 %           N/A                   N/A
        Third Avenue Value                       1.00 %           N/A                   N/A
        Value Line Aggressive Growth             1.00 %           22,530             1.86 %
        GE International Equity                  1.20 %          125,321             1.66 %
        Gabelli Global Growth                    1.20 %           14,606             1.99 %
        Great Companies -- Global(2)             1.00 %           20,105             3.93 %
        Great Companies -- Technology(SM)        1.00 %            5,276             1.05 %
        Janus Growth                             1.00 %           N/A                   N/A
        Goldman Sachs Growth                     1.00 %           51,711             1.37 %
        GE U.S. Equity                           1.00 %           N/A                   N/A
        Great Companies -- America(SM)           1.00 %           N/A                   N/A
        Salomon All Cap                          1.00 %           85,511              1.25%
        C.A.S.E. Growth                          1.00 %           N/A                   N/A
        Dreyfus Mid Cap                          1.00 %           68,550             1.90 %
        NWQ Value Equity                         1.00 %           N/A                   N/A
        T. Rowe Price Dividend Growth            1.00 %           55,887             1.45 %
        Dean Asset Allocation                    1.00 %           N/A                   N/A
        LKCM Strategic Total Return              1.00 %           N/A                   N/A
        J.P. Morgan Real Estate Securities       1.00 %           58,192             1.71 %
        Federated Growth & Income                1.00 %           N/A                   N/A
        AEGON Balanced                           1.00 %           N/A                   N/A
        AEGON Bond                               0.70 %           N/A                   N/A
        J.P. Morgan Money Market                 0.70 %           N/A                   N/A



(7) Because this portfolio did not commence operations until September 1, 2000, the percentages set forth as "Other Expenses" and "Total Annnual Expenses" are annualized.
(8) Prior to May 1, 2001, this portfolio was known as WRL Goldman Sachs Small Cap and was sub-advised by Goldman Sachs Asset Management. Effective May 1, 2001, this portfolio will be sub-advised by Munder Capital Management. This portfolio will not be available to new investors until May 29, 2001.
(9) Transamerica Investment Management, LLC ("Transamerica Investment Management"), the investment adviser of Transamerica Variable Insurance Fund, Inc. ("Transamerica Variable Fund"), waived a portion of its advisory fee and was paid 0.74% of the portfolio's average daily net assets. Without such waiver, the total fund expenses would have been 0.86%. This waiver is voluntary and may be terminated at any time without notice, but is expected to continue through the year 2001.

     The purpose of the preceding table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios of the funds for the fiscal year ended December 31, 2000 (except as noted in the footnotes). Expenses of the funds may be higher or lower in the future. For more information on the charges described in this table, see the fund prospectuses which accompany this prospectus.


TRANSAMERICA AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSAMERICA


     Transamerica Occidental Life Insurance Company ("Transamerica") is the insurance company issuing the Policy. Transamerica is a stock life insurance company incorporated under California law on June 30, 1906. Effective December 31, 2000, the state of domicile for Transamerica was changed to Iowa. We established the separate account to support the investment options under this Policy and under other variable life insurance policies we issue. Our general account supports the fixed account under the Policy. Transamerica intends to sell this Policy in all states (except New York), Puerto Rico, Guam and the District of Columbia.

     We are entering into a Cost Sharing Agreement with our affiliate, Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), a life insurance company organized and existing under the laws of the State of Ohio. Under this agreement, Western Reserve will provide, on our behalf, all Policy underwriting services, claims processing and other administrative services, including maintenance of the books and records necessary for the administration and operation of the Policies.


THE FIXED ACCOUNT

     The fixed account is part of Transamerica's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over investment of the fixed account's assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no specific formula for determining interest rates.

     Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we will restrict your allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 3.0%.

     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last-in, first-out basis ("LIFO") for the purpose of crediting interest.


     New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any premium payments or cash value to the fixed account. The fixed account is used solely for Policy loans.


     THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT


     The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. You may direct the money in your Policy to a total of 12 active subaccounts of the separate account. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.


     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

     The separate account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. We may substitute another subaccount, portfolio or insurance company separate account under the Policies if, in our judgment, investment in a subaccount or portfolio would no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of owners. No substitution shall take place without notice to owners and prior approval of the Securities and Exchange Commission ("SEC") and insurance company regulators, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") and applicable law.


THE FUNDS


     The separate account invests in shares of the portfolios. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.


     Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or sub-adviser. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE FUND PROSPECTUSES. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY.



PORTFOLIO                     ADVISER OR SUB-ADVISER              INVESTMENT OBJECTIVE
----------------------------- ------------------------------      -------------------------------------
MUNDER NET 50                 Munder Capital Management*          Seeks long-term growth of capital.**
(FORMERLY, WRL
GOLDMAN SACHS
SMALL CAP)
VAN KAMPEN                    Van Kampen                          Seeks capital appreciation by
EMERGING                      Asset Management Inc.               investing primarily in common stocks
GROWTH                                                            of small and medium-sized companies.
T. ROWE PRICE                 T. Rowe Price                       Seeks long-term growth of capital by
SMALL CAP                     Associates, Inc.                    investing primarily in common stocks
PILGRIM BAXTER MID            Pilgrim Baxter & Associates,        of small growth companies.
CAP GROWTH                    Ltd.                                Seeks capital appreciation.

 * Prior to May 1, 2001, this portfolio was sub-advised by Goldman Sachs Asset Management.
** Effective May 29, 2001, and subject to shareholder approval, the investment objective for this portfolio will change to "Seeks long-term capital appreciation."

PORTFOLIO                ADVISER OR SUB-ADVISER       INVESTMENT OBJECTIVE
----------------------   --------------------------   ---------------------------------------
ALGER AGGRESSIVE         Fred Alger                   Seeks long-term capital
GROWTH                   Management, Inc.             appreciation.
THIRD                    EQSF Advisers, Inc.          Seeks long-term capital
AVENUE VALUE                                          appreciation.
VALUE                    Value Line, Inc.             Seeks to realize capital growth.
LINE AGGRESSIVE
GROWTH
GE INTERNATIONAL         GE Asset Management          Seeks long-term growth of capital.
EQUITY                   Incorporated
GABELLI GLOBAL           Gabelli Asset Management     Seeks to provide investors with
GROWTH                   Company                      appreciation of capital. Current
                                                      income is a secondary objective.
GREAT COMPANIES          Great Companies, L.L.C.      Seeks long-term growth of capital in a
-- GLOBAL(2)                                          manner consistent with preservation
                                                      of capital.
GREAT COMPANIES          Great Companies, L.L.C.      Seeks long-term growth of capital.
-- TECHNOLOGY(S)
JANUS GROWTH             Janus Capital                Seeks growth of capital.
                         Corporation
GOLDMAN SACHS            Goldman Sachs Asset          Seeks long-term growth of capital.
GROWTH                   Management
GE U.S. EQUITY           GE Asset Management          Seeks long-term growth of capital.
                         Incorporated
GREAT COMPANIES          Great Companies, L.L.C.      Seeks long-term growth of capital.
-- AMERICASM
SALOMON                  Salomon Brothers Asset       Seeks capital appreciation.
ALL CAP                  Management Inc
FIDELITY VIP II          Fidelity Management &        Seeks long-term capital appreciation
CONTRAFUND(R)            Research Company             by investing primarily in a broad
PORTFOLIO -- SERVICE                                  variety of common stocks, using both
CLASS 2                                               growth-oriented and contrarian
                                                      disciplines.
C.A.S.E. GROWTH          C.A.S.E.                     Seeks annual growth of capital
                         Management, Inc.             through investment in companies
                                                      whose management, financial
                                                      resources and fundamentals appear
                                                      attractive on a scale measured against
                                                      each company's present value.

PORTFOLIO                ADVISER OR SUB-ADVISER            INVESTMENT OBJECTIVE
----------------------   -------------------------------   ------------------------------------------
WRL DREYFUS MID          The Dreyfus                       Seeks total investment returns
CAP                      Corporation                       (including capital appreciation and
                                                           income), which consistently
                                                           outperform the S&P 400 Mid Cap
                                                           Index.
NWQ VALUE EQUITY         NWQ Investment Management         Seeks to achieve maximum, consistent
                         Company, Inc.                     total return with minimum risk to
                                                           principal.
FIDELITY VIP             Fidelity Management &             Seeks reasonable income by investing
EQUITY-INCOME            Research Company                  primarily in income-producing equity
PORTFOLIO -- SERVICE                                       securities.
CLASS 2
VIP III GROWTH           Fidelity Management &             Seeks capital growth by investing in a
OPPORTUNITIES            Research Company                  wide range of common domestic and
PORTFOLIO -- SERVICE                                       foreign stocks, and securities convert-
CLASS 2                                                    ible into common stocks.
T. ROWE PRICE            T. Rowe Price                     Seeks to provide an increasing level of
DIVIDEND GROWTH          Associates, Inc.                  dividend income, long-term capital
                                                           appreciation, and reasonable current
                                                           income, through investments primarily
                                                           in dividend paying stocks.
DEAN ASSET               Dean Investment Associates        Seeks preservation of capital and
ALLOCATION                                                 competitive investment returns.
LKCM STRATEGIC           Luther King Capital Manage-       Seeks to provide current income,
TOTAL RETURN             ment                              long-term growth of income and
                         Corporation                       capital appreciation.
J.P. MORGAN REAL         J.P. Morgan Investment            Seeks long-term total return from
ESTATE SECURITIES        Management Inc.                   investments primarily in equity
                                                           securities of real estate companies.
                                                           Total return will consist of realized and
                                                           unrealized capital gains and losses plus
                                                           income.
FEDERATED GROWTH         Federated Investment Counsel-     Seeks total return by investing in
& INCOME                 ing                               securities that have defensive
                                                           characteristics.
AEGON BALANCED           AEGON USA                         Seeks preservation of capital, reduced
                         Investment                        volatility, and superior long-term
                         Management, Inc.                  risk-adjusted returns.
AEGON BOND               AEGON USA                         Seeks the highest possible current
                         Investment                        income within the confines of the
                         Management, Inc.                  primary goal of insuring the protection
                                                           of capital.

PORTFOLIO             ADVISER OR SUB-ADVISER     INVESTMENT OBJECTIVE
-------------------   ------------------------   ----------------------------------------
J.P. MORGAN MONEY     J.P. Morgan Investment     Seeks to obtain maximum current
MARKET                Management Inc.            income consistent with preservation of
                                                 principal and maintenance of liquidity.
TRANSAMERICA VIF      Transamerica               Seeks to maximize long-term
GROWTH PORTFOLIO      Investment                 growth.
                      Management, LLC



     AEGON/Transamerica Advisers, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve, an affiliate of Transamerica, serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, AEGON/Transamerica Advisers has engaged investment sub-advisers to provide portfolio management services. AEGON/Transamerica Advisers and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectus for more information regarding AEGON/
Transamerica Advisers and the investment sub-advisers.

     Fidelity Management & Research Company ("FMR"), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Funds and manages the Fidelity VIP Funds in accordance with policies and guidelines established by the Fidelity VIP Funds' Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity Fund prospectuses for more information regarding FMR and the investment sub-advisers.

     Transamerica Investment Management, located at 1150 South Olive Street, Los Angeles, California 90015, an affiliate of Transamerica, serves as investment adviser to the Transamerica Variable Fund and manages the Transamerica Variable Fund in accordance with policies and guidelines established by Transamerica Variable Fund's Board of Directors.

     In addition to the separate account, shares of the portfolios are also sold to other separate accounts that insurance companies, including Transamerica or its affiliates, establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither we nor the funds currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, each fund's Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

     If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Transamerica will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.


ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS


     We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.


     We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.


     In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.


YOUR RIGHT TO VOTE PORTFOLIO SHARES


     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law. See Tax Status of the Policy p. 55.


     Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).


     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.


THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PURCHASING A POLICY


     To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.

     Please submit your applications and premiums to:

                      Transamerica Occidental Life Insurance Company
                      P.O. Box 9016
                      Clearwater, Florida 33758-9016

     You select the specified amount for your Policy within the following limits. Our current minimum specified amount for a Policy for all issue ages is generally $100,000. We will state the minimum specified amount in your Policy. You may not decrease your specified amount below this minimum. If your specified amount is $250,000 or more, then you may not decrease your specified amount below $250,000. We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     o    the date of your application; or

     o    the  date  the  insured   completes  all  of  the  medical  tests  and
          examinations that we require.

TAX-FREE "SECTION 1035" EXCHANGES

     You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

UNDERWRITING STANDARDS


     This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between men and women to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

     Your cost of insurance charge will depend on the insured's gender and attained age, the Policy duration, specified amount, net amount at risk and rate class. We currently place insureds into the following standard rate classes:

   o  ultimate select, non-tobacco use;
   o  select, non-tobacco use;
   o  ultimate standard, tobacco use;
   o  standard, tobacco use; and
   o  juvenile (under age 18).


     We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We charge lower cost of insurance rates for insureds who are in an "ultimate" class. An ultimate class is only available if, because of the specified amount you have chosen, our underwriting guidelines require you to take a blood test. For Policies with a specified amount of $250,000 or more, we generally charge a lower rate.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured(s) is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

     CONDITIONAL INSURANCE COVERAGE. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

 THE AMOUNT OF                  o  the specified amount applied for; or
 CONDITIONAL INSURANCE          o  $300,000
 COVERAGE IS THE LESSER OF:     reduced by all amounts payable under all life insurance
                                applications that the insured has pending with us.



 CONDITIONAL LIFE INSURANCE     o  the date of your application; or
 COVERAGE BEGINS ON THE         o  the date the insured completes all of the medical tests and
 LATER OF:                         examinations that we require; or
                                o  the date of issue, if any, requested in the application.



 CONDITIONAL LIFE INSURANCE     o  the date we determine the insured has satisfied our
 COVERAGE TERMINATES               underwriting requirements and the insurance applied for
 AUTOMATICALLY ON THE              takes effect (the Policy date); or
 EARLIEST OF:                   o  60 days from the date the application was completed; or
                                o  the date we determine that any person proposed for
                                   insurance in the application is not insurable according to our rules, limits and standards for the plan, amount and
                                   rate class shown in the application; or
                                o  the date we modify the plan, amount, riders and/or the
                                   premium rate class shown in the application, or any
                                   supplemental agreements; or
                                o  the date we mail notice of the ending of coverage and we refund the first premium to the applicant at the address
                                   shown on the application.


 SPECIAL LIMITATIONS OF THE     o  the conditional receipt will be void:
 CONDITIONAL RECEIPT:              /arrow/ if not signed by an authorized agent of Transamerica;
                                           or
                                   /arrow/ in the event the application contains any fraud or material misrepresentation; or
                                   /arrow/ if, on the date of the conditional receipt, a proposed insured is under 15 days of age or over 80 years of age.
                                o  the conditional receipt does not provide benefits for
                                   disability and accidental death benefits.
                                o  the conditional receipt does not provide benefits if a
                                   proposed insured commits suicide. In this case,
                                   Transamerica's liability will be limited to return of the first premium paid with the application.


     FULL INSURANCE COVERAGE AND ALLOCATION OF INITIAL PREMIUM. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin. This date is the Policy date. On the Policy date, we will allocate your initial premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application, provided you live in a state that does not require a refund of full premium during the free-look period. If your state requires us to return the full premium in the event you exercise your free-look right, we will place your full premium in the reallocation account until the reallocation date. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate. See Reallocation Account p. 31.

     On any day we credit premiums or transfer cash value to a subaccount, we will convert the dollar amount of the premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our administrative office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading. See Policy Values p. 31.


OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.


 CHANGING THE     o  Change the owner by providing written notice to us at our
 OWNER               administrative office at any time while the insured is alive and the Policy is in force.
                  o  Change is effective as of the date that the written notice is signed.
                  o  Changing the owner does not automatically change the
                     beneficiary.
                  o  Signature of the owner's spouse is required if the owner is a resident of Arizona, California, Idaho, Nevada, New
                     Mexico, Washington or Wisconsin.
                  o  Changing the owner may have tax consequences. You
                     should consult a tax advisor before changing the owner.
                  o  We are not liable for payments we made before we
                     received the written notice at our administrative office.


 CHOOSING THE     o  The owner designates the beneficiary (the person to receive
 BENEFICIARY         the death benefit when the insured dies) in the application.
                  o  If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds
                     unless the beneficiary designation states otherwise.

                  o If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
                  o If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.



 CHANGING THE     o  The owner changes the beneficiary by providing written
 BENEFICIARY         notice to us at our administrative office.
                  o  Change is effective as of the date the owner signs the
                     written notice.
                  o  Signature of the owner's spouse is required if the owner is a resident of Arizona, California, Idaho, Nevada, New
                     Mexico, Washington or Wisconsin.
                  o  We are not liable for any payments we made before we
                     received the written notice at our administrative office.



 ASSIGNING THE     o  The owner may assign Policy rights while the insured is
 POLICY               alive.
                   o  Signature of the owner's spouse is required if the owner is a resident of Arizona, California, Idaho, Nevada, New
                      Mexico, Washington or Wisconsin.
                   o  The owner retains any ownership rights that are not
                      assigned.
                   o  Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment.
                      Any amount payable to the assignee will be paid in a
                      lump sum.
                   o  Claims under any assignment are subject to proof of
                      interest and the extent of the assignment.
                   o  We are not:
                      /arrow/ bound by any assignment unless we receive a
                              written notice of the assignment;
                      /arrow/ responsible for the validity of any assignment;
                      /arrow/ liable for any payment we made before we
                              received written notice of the assignment; or
                      /arrow/ bound by any assignment which results in adverse
                              tax consequences to the owner, insured(s) or
                              beneficiary(ies).
                   o  Assigning the Policy may have tax consequences. You
                      should consult a tax advisor before assigning the Policy.


CANCELING A POLICY


     You may cancel a Policy for a refund during the "free-look period" by returning it to our administrative office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our administrative office. The amount of the refund will be:


     o any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; PLUS

     o your cash value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy at our administrative office.

     Some states may require us to refund all of the premiums you paid for the Policy. See Reallocation Account p. 31.

PREMIUMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIUM FLEXIBILITY


     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to the a minimum no lapse premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum no lapse premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum no lapse premium. See Minimum No Lapse Premium below.


PLANNED PERIODIC PAYMENTS


     You will determine a planned periodic payment schedule which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify your agent/registered representative of record or us of any address changes so that we are able to keep your current address on record.

     Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period). See Policy Lapse and Reinstatement p. 53.

MINIMUM NO LAPSE PREMIUM

     The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not
                                                                       ---
regularly pay premiums at least as large as the current minimum no lapse premium.

     Until the no lapse date (that is, until the end of the third Policy year), we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount and MINUS any pro rata decrease charge) that equal or exceed the sum of the monthly minimum no lapse premiums in effect for each month from the Policy date, up to and including the current month. If you take a cash withdrawal, or take out a loan, or if you decrease your specified amount, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

     The initial minimum no lapse premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, and rate class of the proposed insured, and the specified amount requested. We will adjust the minimum no lapse premium if you change death benefit options, decrease the specified amount, or add or increase a rider. If the minimum no lapse premium changes, we will notify you of the change and its effective date.


     AFTER THE THIRD POLICY YEAR (THAT IS, AFTER THE NO LAPSE PERIOD), PAYING THE CURRENT MINIMUM NO LAPSE PREMIUM EACH MONTH WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. YOU MAY NEED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE.

NO LAPSE PERIOD

     Until the no lapse date that is provided in your Policy (that is, until the end of the third Policy year), your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as the total amount of the premiums you paid (minus any withdrawals, outstanding loans, and any pro rata decrease charge) is equal to or exceeds the sum of the monthly minimum no lapse premium in effect each month from the Policy date up to and including the current month. See Minimum No Lapse Premium above.


PREMIUM LIMITATIONS


     Premium payments must be at least $50 if paid monthly and $600 if paid annually ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.


MAKING PREMIUM PAYMENTS


     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will accept premium payments by wire transfer. If you wish to make premium payments by wire transfer, please instruct your bank to wire federal funds as follows:

                     All First Bank of Baltimore
                     ABA #: 052000113
                     For credit to: Transamerica Occidental Life Insurance
                     Company
                     Account #: 895-7317-1
                     Owner's Name:
                     Contract Number:
                     Attention: Life Accounting

     We will accept your initial premium money from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.


ALLOCATING PREMIUMS


     You must instruct us on how to allocate your premium among the fixed account and the subaccounts. You may allocate your premium to a total of 12 active subaccounts at any one time. (New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.) You must follow these guidelines:

     o    allocation percentages must be in whole numbers;

     o if you select dollar cost averaging, you must have at least $5,000 in each subaccount from which we will make transfers and you must transfer a total of at least $100 monthly;

     o if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and

     o unless otherwise required by state law, we will restrict your allocations to the fixed account if the fixed account value following the allocation would exceed $500,000.


     You may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-322-7164, extension 6539 Monday - Friday 8:00 a.m. - 7:00 p.m. Eastern time. The change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. We reserve the right to limit the minimum amount you can allocate to a particular subaccount to 1.0% of a premium payment. We also reserve the right to charge $25 for each change in excess of one per Policy year quarter.


     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit using the unit value determined at the end of the day after the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. See Policy Values below. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


     You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.


     REALLOCATION ACCOUNT. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial premium on the Policy date to the reallocation account as shown on your Policy schedule page. While held in the fixed account, premium(s) will be credited with interest at the current fixed account rate. The premium will remain in the reallocation account until the reallocation date. The reallocation date is the record date, plus the number of days in your state's free-look period, plus five days. Please contact your agent for details concerning the free-look period for your state.

     On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the TOLIC J.P. Money Market subaccount or TOLIC AEGON Bond subaccount (depending on which account you selected on your application).

     For states which do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASH VALUE

     o varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals, and Policy loans).

     o    serves as the starting point for calculating values under a Policy.

     o    equals the sum of all values in each subaccount and the fixed account.

     o    is determined on the Policy date and on each valuation date.

     o has no guaranteed minimum amount and may be more or less than premiums paid.

     o includes any amounts held in our fixed account to secure the Policy loan, if there is a Policy loan outstanding.

NET SURRENDER VALUE


     The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our administrative office.


 NET SURRENDER      o  the cash value as of such date; MINUS
 VALUE ON ANY       o  any surrender charge as of such date; MINUS
 VALUATION DATE     o  any outstanding Policy loan(s); MINUS
 EQUALS:            o  any interest you owe on any Policy loan(s).


SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

 THE NUMBER OF     o  the initial units purchased at unit value on the reallocation
 UNITS IN ANY         date; PLUS
 SUBACCOUNT ON     o  units purchased with additional premium(s); PLUS
 ANY VALUATION     o  units purchased via transfers from another subaccount or
 DATE EQUALS:         the fixed account; MINUS
                   o  units redeemed to pay for monthly deductions; MINUS
                   o  units redeemed to pay for cash withdrawals; MINUS
                   o  units redeemed as part of a transfer to another subaccount or the fixed account; MINUS
                   o  units redeemed to pay any pro rata decrease charge.


     Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period, on which the premium payment, transfer request or cash withdrawal request is received at the administrative office.

SUBACCOUNT UNIT VALUE

     The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

 THE UNIT VALUE        o  the total value of the portfolio shares held in the
 OF ANY                   subaccount, determined by multiplying the number of
 SUBACCOUNT AT            portfolio shares owned by the subaccount by the
 THE END OF A             portfolio's net asset value per share determined at the end
 VALUATION                of the valuation period; MINUS
 PERIOD                o  a deduction for the daily mortality and expense risk
 IS CALCULATED AS:        charge; MINUS
                       o  the accrued amount of reserve for any taxes or other
                          economic burden resulting from applying tax laws that we
                          determine to be properly attributable to the subaccount;
                          AND THE RESULT DIVIDED BY
                       o  the number of outstanding units in the subaccount.



     The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE


     On the reallocation date, the fixed account value is equal to the cash value allocated to the fixed account.

 THE FIXED ACCOUNT       o  the sum of premium(s) allocated to the fixed account; PLUS
 VALUE AT THE END OF     o  any amounts transferred from a subaccount to the fixed
 ANY VALUATION              account; PLUS
 PERIOD IS EQUAL TO:     o  total interest credited to the fixed account; MINUS
                         o  amounts charged to pay for monthly deductions; MINUS
                         o  amounts withdrawn from the fixed account; MINUS
                         o  amounts transferred from the fixed account to a
                            subaccount; MINUS
                         o  amounts withdrawn from the fixed account to pay any pro rata decrease charge incurred due to a decrease in specified amount.


     New Jersey residents: The fixed account value at the end of any valuation period is equal to:

     o any amounts transferred from a subaccount to the fixed account to establish a loan reserve; PLUS

     o    total interest credited to the loan reserve.


TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL


     You or your agent/registered representative of record may make transfers among a total of 12 active subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfer at the end of the valuation period when we receive your transfer request at our administrative office. The following features apply to transfers under the Policy:

     /checkmark/ You may make an unlimited number of "non-substantive" transfers in a Policy year among the subaccounts, although we will limit "substantive" transfers, as discussed below.

     /checkmark/ We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of tranfers we permit.

     /checkmark/ You may make one transfer from the fixed account per Policy year (unless you choose dollar cost averaging from the fixed account).

     /checkmark/ Unless otherwise required by state law, we will restrict transfers to the fixed account, if the fixed account value following the transfer would exceed $500,000.

     /checkmark/ You may request transfers in writing (in a form we accept), by fax or by telephone.

     /checkmark/ There is no minimum amount that must be transferred.

     /checkmark/ There is no minimum amount that must remain in a subaccount after a transfer.

     /checkmark/ We deduct a $10 charge from the amount transferred for the 13th and each additional transfer in a Policy year.

     /checkmark/ We consider all transfers made in any one day to be a single transfer.

     /checkmark/ Transfers resulting from loans, conversion rights, reallocation of cash value immediately after the reallocation date, and transfers from the fixed account are NOT treated as transfers for the purpose of the transfer charge.

     /checkmark/ Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.

     The Policy's transfer privilege is not intended to afford policyowners a way to speculate on short-term movements in the market. Excessive use of the transfer privilege can disrupt the management of the portfolios and increase transaction costs. Accordingly, we have established a policy of limiting excessive transfer activity. We will limit transfer activity to two substantive transfers (at least 30 days apart) from each portfolio, except from the J.P. Morgan Money Market, during any 12-month period. We interpret "substantive" to mean either a dollar amount large enough to have a negative impact on a portfolio's operations or a series of movements between portfolios. We currently do not limit non-substantive transfers.

     The Policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying portfolio and increase transaction costs. We reserve the right to reject any premium payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.

     Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-322-7164, extension 6539 Monday - Friday 8:00 a.m. - 7:00 p.m. Eastern time or fax your instructions to 727-299-1648.


     Please note the following regarding telephone or fax transfers:


     /arrow/ We will employ reasonable procedures to confirm that telephone instructions are genuine.

     /arrow/ If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

     /arrow/ If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

     /arrow/ Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

     /arrow/   We may also require written confirmation of your order.

     /arrow/ If you do not want the ability to make telephone transfers, you should notify us in writing.

     /arrow/ Telephone or fax orders must be received at our administrative office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.

     /arrow/ WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF YOU FAX YOUR REQUEST TO A NUMBER OTHER THAN 727-299-1648.

     /arrow/ We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal.

     /arrow/   We may discontinue this option at any time.


     We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

FIXED ACCOUNT TRANSFERS

     You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the written request. The maximum amount you may transfer is limited to the greater of:

     /arrow/   25% of the amount in the fixed account; or

     /arrow/ the amount you transferred from the fixed account in the immediately prior Policy year.


     New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.


CONVERSION RIGHTS

     If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing.

DOLLAR COST AVERAGING

     Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.


     Under dollar cost averaging, we automatically transfer a set dollar amount from either the TOLIC J.P. Morgan Money Market subaccount, the TOLIC AEGON Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date starting on the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our administrative office, provided that we receive the form by the 25th day of the month.

 TO START DOLLAR COST     /arrow/  you must submit a completed form to us at our
 AVERAGING:                        administrative office requesting dollar cost averaging;
                          /arrow/  you must have at least $5,000 in the account from which we will make transfers;
                          /arrow/  your total transfers each month under dollar cost averaging must be at least $100; and
                          /arrow/  each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the
                                   beginning of dollar cost averaging.



     You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.



 DOLLAR                 /arrow/  we receive your request to cancel your participation;
 COST AVERAGING         /arrow/  the value in the accounts from which we make the
 WILL TERMINATE IF:              transfers is depleted;
                        /arrow/  you elect to participate in the asset rebalancing program;
                                 OR
                        /arrow/  you elect to participate in any asset allocation service provided by a third party.


     We may modify, suspend, or discontinue dollar cost averaging at any time.

ASSET REBALANCING PROGRAM


     We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. You cannot have more than 12 active subaccounts at any one time. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.


     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. You may modify your allocations quarterly. Once we receive the asset rebalancing request form, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.

 TO START               /arrow/  you must submit a completed asset rebalancing request
 ASSET REBALANCING:              form to us at our administrative office before the maturity date; and
                        /arrow/  you must have a minimum cash value of $5,000 or make a $5,000 initial premium payment.



     There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.



 ASSET REBALANCING     /arrow/  you elect to participate in the dollar cost averaging
 WILL CEASE IF:                 program;
                       /arrow/  we receive your request to discontinue participation;
                       /arrow/  you make ANY transfer to or from any subaccount other than under a scheduled rebalancing; or
                       /arrow/  you elect to participate in any asset allocation service provided by a third party.



     You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.


THIRD PARTY ASSET ALLOCATION SERVICES


     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica agents for the sale of Policies. TRANSAMERICA DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH TRANSAMERICA FOR THE SALE OF POLICIES. TRANSAMERICA THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. Transamerica does not currently charge you any additional fees for providing these support services. Transamerica reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

 SERVICES AND BENEFITS WE      o  the death benefit, cash withdrawals and loan benefits;
 PROVIDE UNDER THE POLICY:     o  investment options, including premium allocations;
                               o  administration of elective options; and
                               o  the distribution of reports to owners.


 COSTS AND EXPENSES     o  costs associated with processing and underwriting
 WE INCUR:                 applications;
                        o  expenses of issuing and administering the Policy (includ-
                           ing any Policy riders);
                        o  overhead and other expenses for providing services and
                           benefits and sales marketing expenses, including
                           compensation paid in connection with the sale of the
                           Policies; and
                        o  other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transac-
                           tions, and paying federal, state and local premium and
                           other taxes and fees.


 RISKS WE ASSUME:     o  that the charges we may deduct may be insufficient to
                         meet our actual claims because insureds die sooner than
                         we estimate; and
                      o  that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to
                         deduct.

PREMIUM CHARGES

     We deduct no charges from premiums before allocating the premiums to the separate account and the fixed account according to your instructions.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge on a pro rata basis from all accounts

(i.e., in the same proportion that the value in each subaccount and the fixed
 ====
account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

 THE MONTHLY DEDUCTION     o  the monthly Policy charge; PLUS
 IS EQUAL TO:              o  the monthly cost of insurance charge for the Policy; PLUS
                           o  the monthly charge for any benefits provided by riders
                              attached to the Policy; PLUS
                           o  the pro rata decrease charge (see p. 43) incurred as a result of a decrease in the specified amount.

     MONTHLY POLICY CHARGE:
     o  This charge equals $5.00 each Policy month.
     o  We will not increase this charge.
     o  We may waive this charge at issue on additional policies
        (not on the original Policy) purchased naming the same owner and insured.
     o This charge compensates us for administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs.
     COST OF INSURANCE CHARGE:
     o We deduct this charge each month. It varies each month and is equal to:
        /arrow/  the death benefit on the Monthiversary; DIVIDED BY
        /arrow/ 1.0024663 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0%); MINUS
        /arrow/  the cash value on the Monthiversary; MULTIPLIED BY
        /arrow/  the monthly cost of insurance rate for the Policy.
     OPTIONAL INSURANCE RIDERS:
     o The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider
        (see Supplemental Benefits (Riders) p. 62).



     We base the cost of insurance rates on the insured's attained age, gender, rate class, specified amount, and the length of time that the Policy has been in force. For Policies with a specified amount of $250,000 or more, we generally charge a lower rate. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.) Mortality Tables and the insured's attained age, gender and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. We may also guarantee a rate for a specific period of time (E.G., one year). For a listing of rate classes, see Underwriting Standards p. 24.

     We may issue certain Policies on a simplified or expedited basis. The cost of insurance rates for Policies we issue on this basis will be no higher than the guaranteed rates for select, non-tobacco use or standard, tobacco use categories. However, these rates may be higher or lower than current rates charged under otherwise identical Policies that are using standard underwriting criteria.

MORTALITY AND EXPENSE RISK CHARGE

     We deduct a daily charge from your cash value in each subaccount to compensate us for certain mortality and expense risks we assume. This charge is equal to:

     o    your Policy's cash value in each subaccount MULTIPLIED BY

     o the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

     The annual rate is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We intend to reduce this charge to 0.30% in the 16th Policy year but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year.


     The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

     If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.

SURRENDER CHARGE


     If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts) to you. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.


     THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CALCULATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of surrender charge might result in no net surrender value available if you surrender your Policy in the first few Policy years. This will depend on a number of factors, but is more likely if:


     o you pay premiums equal to or not much higher than the minimum no lapse guarantee premium shown in your Policy; and/or

     o    investment performance is too low.



 THE SURRENDER CHARGE IS     o  the ISSUE CHARGE plus the SURRENDER CHARGE BASE;
 EQUAL TO:                      multiplied by
                             o  the SURRENDER CHARGE FACTOR.


     The ISSUE CHARGE is $5.00 MULTIPLIED BY each $1,000 of the initial specified amount stated in your Policy. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account.

     The SURRENDER CHARGE BASE equals:

     o the total premiums paid up to the surrender charge base premium shown in your Policy; PLUS

     o the total premiums paid in excess of the surrender charge base premium, MULTIPLIED BY the following percentage (which varies by the insured's issue age):

     ISSUE AGE     PERCENTAGE
--------------- ---------------
         0-55           8.00%
        56-60           6.00%
        61-65           4.00%
        66-70           3.00%
        71-75           2.00%
        76-80           1.50%
        81-85           1.00%

     To determine the SURRENDER CHARGE, we apply the SURRENDER CHARGE FACTOR to the sum of the ISSUE CHARGE plus the SURRENDER CHARGE BASE. The SURRENDER CHARGE FACTOR varies with the insured's issue age and the number of years the Policy has been in force. For male insureds ages 0-65, and for female insureds ages 0-70, the surrender charge factor is equal to 1.00 during Policy years 1-10. It then decreases by 0.20 each year until the 15th Policy year when it is zero. For insureds with older issue ages, the factor is less than 1.00 at the end of the 10th Policy year and decreases to zero at the end of the 15th Policy year.

                           SURRENDER CHARGE FACTORS
                            MALES ISSUE AGES 0 - 65
                           FEMALES ISSUE AGES 0 - 70

  END OF POLICY YEAR*     FACTOR
----------------------   -------
       At Issue           1.00
         1-10             1.00
          11               .80
          12               .60
          13               .40
          14               .20
          15                 0


     * The factor on any date other than a Policy anniversary will be determined proportionately using the factor at the end of the Policy year prior to surrender and the factor at the end of the Policy year of surrender.


     Applying the surrender charge factor to the total of the issue charge and the surrender charge base for any surrender during the 11th through the 15th Policy years will often result in a reduced surrender charge. If you surrender your Policy after the 15th Policy year, there are no issue or sales charges due. We always determine the surrender charge factor from the Policy date to the surrender date, regardless of whether there were any prior lapses and reinstatements.

o SURRENDER CHARGE EXAMPLE 1: Assume a male insured purchases the Policy at issue age 35 for $250,000 of specified amount, paying $3,000 per year for four years ($12,000), and then surrenders the Policy. The surrender charge base premium is

     $667.50 (250 units at $2.67). The surrender charge would then be calculated as follows:

  (a)     ISSUE CHARGE: (250 x $5.00)
          (units per thousand of specified amount x $5.00)     =   $1,250.00
  (b)     SURRENDER CHARGE BASE PREMIUM:                       =   $  667.50
  (c)     EXCESS OVER SURRENDER CHARGE BASE PREMIUM:
          8.0% of premiums paid in excess of surrender charge
          base premium ($12,000 - $667.50) x 8.0%              =   $  906.60
  (d)     APPLICABLE SURRENDER CHARGE FACTOR:
          (a + b + c) x 1.00

          ($1,250.00 + $667.50 + $906.60) x 1.00               =   $2,824.10
                                                                   =========

o SURRENDER CHARGE EXAMPLE 2: Assume the same facts as in Example 1, including continued premium payments of $3,000 per year, EXCEPT the owner surrenders the Policy on the 14th Policy anniversary. The surrender charge would then be calculated as follows:

  (a)     ISSUE CHARGE: (250 x $5.00)
          (units per thousand of specified amount x $5.00)     =   $1,250.00
  (b)     SURRENDER CHARGE BASE PREMIUM:                       =   $  667.50
  (c)     EXCESS OVER SURRENDER CHARGE BASE PREMIUM:
          8.0% of premiums paid in excess of surrender charge
          base premium ($42,000 - $667.50) x 8.0%              =   $3,306.60
  (d)     APPLICABLE SURRENDER CHARGE FACTOR:
          (a + b + c) x .20

          ($1,250.00 + $667.50 + $3,306.60) x .20              =   $1,044.82
                                                                   =========

There will be no surrender charge if the owner waits until the 15th Policy anniversary to surrender the Policy.


     The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs.


PRO RATA DECREASE CHARGE

     If you decrease the specified amount during the first 15 Policy years, we will deduct a pro rata decrease charge from the cash value. We will determine the pro rata decrease charge by:

     o calculating the surrender charge that would apply if the Policy was being surrendered; then MULTIPLY it by

     o the ratio of the specified amount decrease you requested to the initial specified amount of your Policy.

 THE PRO RATA DECREASE     o  the specified amount decrease that you request; DIVIDED BY
 CHARGE IS EQUAL TO:       o  the full specified amount on the Policy date; MULTIPLIED BY
                           o  the surrender charge as of the date of the decrease based on the specified amount on the Policy date.

     We will not deduct the pro rata decrease charge from the cash value when a specified amount decrease results from:

     o  a change in the death benefit option; or

     o  a cash withdrawal (when you select death benefit Option A).


     We will determine the pro rata decrease charge from the Policy date to the date of the decrease using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount.


     If we deduct a pro rata decrease charge due to a decrease in specified amount, we will reduce proportionately any future surrender charge incurred during the first 15 Policy years. This means that when we calculate the surrender charge, we will reduce the charge by an amount equal to the surrender charge multiplied by the ratio of any prior decreases in the specified amount to the full initial specified amount. A decrease in specified amount will generally decrease the insurance protection of the Policy.

TRANSFER CHARGE

     o  We currently allow you to make 12 transfers each year free from charge.
     o  We charge $10 for each additional transfer.
     o For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.
     o  We deduct the transfer charge from the amount being transferred.
     o Transfers due to loans, exercise of conversion rights, or from the fixed account do not count as transfers for the purpose of assessing this charge.
     o Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.
     o  We will not increase this charge.

CHANGE IN PREMIUM ALLOCATION CHARGE

     We currently do not charge you if you change your premium allocation. However, in the future we reserve the right to charge you $25 if you make more than one change per Policy year quarter. We will notify you if we decide to impose this charge.

CASH WITHDRAWAL CHARGE

     After the first Policy year, you may take one cash withdrawal each Policy year. When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. We will not increase this charge.

TAXES


     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.


PORTFOLIO EXPENSES

     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. You pay these fees and expenses indirectly. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from 0.44% to 1.20%. See the Portfolio Annual Expense Table in this prospectus and the fund prospectuses.

     Our affiliate, AFSG, the principal underwriter for the Policies, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrators or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.


DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


DEATH BENEFIT PROCEEDS

     As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options p. 49.



 DEATH BENEFIT       o  the death benefit (described below); MINUS
 PROCEEDS EQUAL:     o  any past due monthly deductions if the insured dies during the grace period; PLUS
                     o  any additional insurance in force provided by rider; MINUS
                     o  any single-sum benefits paid under the living benefit rider;
                        MINUS
                     o  any outstanding Policy loan amount; MINUS
                     o  any interest you owe on Policy loan(s).


     If all or a part of the death benefit proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the insured's death to the date we make payment.

     We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender. See Our Right to Contest the Policy p. 59 and Misstatement of Age or Gender p. 59.


DEATH BENEFIT

     The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the two death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

 DEATH BENEFIT           o  the current specified amount; OR
 OPTION A EQUALS THE     o  a specified percentage, called the "limitation percentage,"
 GREATER OF:                MULTIPLIED BY
                            /arrow/  the cash value on the insured's date of death.


     Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

     The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:



   ATTAINED AGE                  LIMITATION PERCENTAGE
  40 and under                           250%
    41 to 45     250% of cash value minus 7% for each age over age 40
    46 to 50     215% of cash value minus 6% for each age over age 45
    51 to 55     185% of cash value minus 7% for each age over age 50
    56 to 60     150% of cash value minus 4% for each age over age 55
    61 to 65     130% of cash value minus 2% for each age over age 60
    66 to 70     120% of cash value minus 1% for each age over age 65
    71 to 75     115% of cash value minus 2% for each age over age 70
    76 to 90                             105%
    91 to 95     105% of cash value minus 1% for each age over age 90
   96 and over                           100%


     If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

     OPTION A ILLUSTRATION. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $500,000 specified amount will generally pay $500,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $200,000, the death benefit will exceed the $500,000 specified amount. Each additional dollar added to the cash value above $200,000 will increase the death benefit by $2.50.

     Similarly, so long as the cash value exceeds $200,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

 DEATH BENEFIT           o  the current specified amount; PLUS
 OPTION B EQUALS THE        /arrow/  the cash value on the insured's date of death; OR
 GREATER OF:             o  the limitation percentage, MULTIPLIED BY
                            /arrow/  the cash value on the insured's date of death.

     Under Option B, the death benefit always varies as the cash value varies.

     OPTION B ILLUSTRATION. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $500,000 will generally pay a death benefit of $500,000 plus cash value. Thus, a Policy with a cash value of $100,000 will have a death benefit of $600,000 ($500,000 + $100,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $333,333, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $333,333 will increase the death benefit by $2.50.

     Similarly, any time cash value exceeds $333,333, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

EFFECTS OF CASH WITHDRAWALS ON THE DEATH BENEFIT

     If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

CHOOSING DEATH BENEFIT OPTIONS

     You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value and on the amount of cost of insurance charges you pay.

     You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.

CHANGING THE DEATH BENEFIT OPTION

     After the third Policy year, you may change your death benefit option once each Policy year if you have not decreased the specified amount that year.

     o  You must make your request in writing.


     o The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change at our administrative office.


     o You may not make a change that would decrease the specified amount below the minimum specified amount stated in your Policy.

     o There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

     If you change your death benefit option from Option B to Option A, we will make the specified amount after the change equal to the specified amount prior to the change, plus your Policy's cash value on the effective date of the change. If you change your death benefit option from Option A to Option B, we will make the specified amount after the change equal to the specified amount prior to the change, minus the cash value on the effective date of the change. We will notify you of the new specified amount.

DECREASING THE SPECIFIED AMOUNT

     After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you did not change your death benefit option that year. A decrease in the specified amount may affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's specified amount.

 CONDITIONS FOR               o  you must make your request in writing;
 DECREASING THE SPECIFIED     o  you may not change your death benefit option in the same
 AMOUNT:                         Policy year that you decrease your specified amount;
                              o  you may not decrease your specified amount lower than
                                 the minimum specified amount stated in your Policy
                                 (generally $100,000). However, if your initial specified
                                 amount is $250,000 or more, you may not reduce the
                                 specified amount below $250,000;
                              o  you may not decrease your specified amount if it would
                                 disqualify your Policy as life insurance under the Internal
                                 Revenue Code;
                              o  we may limit the amount of the decrease to no more than
                                 20% of the specified amount;
                              o  a decrease in specified amount will take effect on the first
                                 Monthiversary on or after we receive your written request
                                 at our administrative office; and
                              o  we will assess a pro rata decrease charge against the cash value if you decrease your specified amount within the
                                 first 15 Policy years.



NO INCREASE IN THE SPECIFIED AMOUNT

     We do not allow increases in the specified amount. If you want additional insurance, you may purchase a term rider (PIR) or purchase an additional policy(ies). We may waive the monthly Policy charge at issue on additional policies naming the same insured and owner.

PAYMENT OPTIONS

     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. See Settlement Options p. 60 for information concerning these settlement options.


SURRENDERS AND CASH WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS


     You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our administrative office. The insured must be alive, the Policy must be in force when you make your written request and it must be before the maturity date. A surrender is effective as of the date when we receive your written request. Signature of the owner's spouse is required if the owner is a resident of Arizona, California, Idaho, Nevada, New Mexico, Washington or Wisconsin. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years. See Charges and Deductions -- Surrender Charge

p. 41. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value (cash value, minus any surrender charge, minus any Policy loans outstanding and minus any interest you owe on Policy loans) in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations p. 54.


CASH WITHDRAWALS

     After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.


 CASH            o  You must make your cash withdrawal request to us in
 WITHDRAWAL         writing and must contain an original signature.
 CONDITIONS:     o  Signature of the owner's spouse is required if the owner is a resident of Arizona, California, Idaho, Nevada, New
                    Mexico, Washington or Wisconsin.
                 o  We only allow one cash withdrawal per Policy year.
                 o  We may limit the amount you can withdraw to at least
                    $500, and to no more than 10% of the net surrender value.
                    We currently intend to limit the amount you can withdraw
                    to 25% of the net surrender value after the 10th Policy
                    year.
                 o  You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set
                    forth in the Policy.
                 o  You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify
                    an account, we will take the withdrawal from each account
                    in accordance with your current premium allocation
                    instructions.
                 o  We generally will pay a cash withdrawal request within
                    seven days following the valuation date we receive the
                    request.
                 o  We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this
                    amount from the withdrawal, and we pay you the balance.
                 o  We do not assess a surrender charge when you take a cash withdrawal.
                 o  You may not take a cash withdrawal if it would disqualify your Policy as life insurance under the Internal Revenue
                    Code.
                 o  A cash withdrawal may have tax consequences. See
                    Federal Income Tax Considerations p. 54.


     A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

     In no event will we permit any withdrawal to reduce the specified amount below the minimum specified amount set forth in the Policy.

     When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.

LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL


     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations p. 54.



 POLICY LOANS ARE       o  we may require you to borrow at least $500;
 SUBJECT TO CERTAIN     o  the maximum amount you may borrow is 90% of the cash
 CONDITIONS:               value, less any surrender charge and any outstanding loan
                           amount; and
                        o  signature of the owner's spouse is required if the owner is a resident of Arizona, California, Idaho, Nevada, New
                           Mexico, Washington or Wisconsin.


     When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.


     We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See Payments We Make p. 60.

     You may request a loan by telephone by calling us at 1-800-322-7164, extension 6539 Monday - Friday 8:00 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

     You may also fax your loan request to us at 727-299-1667. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     You can repay a loan at any time while the Policy is in force. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS.

     At each Policy anniversary, we will compare the amount of the outstanding loan to the amount in the loan reserve. At such time, if the amount of the outstanding loan exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

INTEREST RATE CHARGED

     We will charge you an annual interest rate on a Policy loan that is equal to 5.5% and is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

LOAN RESERVE INTEREST RATE CREDITED

     We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.


     o We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first 10 Policy years.
     o After the 10th Policy year, you may borrow at preferred loan rates an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals) and minus any outstanding loan amounts (including any interest you owe on Policy loan(s)). We currently credit interest at a 5.5% preferred loan rate. THIS RATE IS NOT GUARANTEED.


EFFECT OF POLICY LOANS


     A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan plus interest you owe on the loan. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.


     There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. You should consult a tax advisor before taking out a Policy loan. See Federal Income Tax Considerations p. 54.


     We will notify you (and any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the net surrender value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE


     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, your Policy may lapse if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if investment experience is unfavorable or loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums (as described below) to offset the monthly deductions.


     If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

NO LAPSE PERIOD


     This Policy provides a no lapse period for the first three Policy years. As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin, even if your net surrender value is not enough to pay your monthly deduction. The no lapse period will not extend beyond the first three years as stated in your Policy. Each month we determine whether the no lapse period is still in effect.

 EARLY TERMINATION OF THE     o  The no lapse period will end immediately if you do not
 NO LAPSE PERIOD                 pay sufficient minimum no lapse premiums.
                              o  You must pay total premiums (minus withdrawals,
                                 outstanding loans, and any pro rata decrease charge) that
                                 equal at least the sum of the monthly minimum no lapse
                                 premium in effect each month from the Policy date up to
                                 and including the current month.



     You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal, a loan, or decrease the specified amount, you should consider carefully the effect it will have on the no lapse period guarantee.

     In addition, if you change death benefit options, decrease the specified amount, or add or increase a rider, we will adjust the minimum no lapse premium. See Minimum No Lapse Premium p. 28 for a discussion of how the minimum no lapse premium is calculated and can change.

     New Jersey residents: If the grace period begins during the first three Policy years, the payment necessary to keep the Policy in force is the lesser of the amount necessary to (1) satisfy the minimum monthly guarantee premium: or (2) increase the net surrender value to cover the monthly deduction due.


REINSTATEMENT


     We will reinstate a lapsed Policy if within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:


     o  submit a written application for reinstatement;
     o  provide evidence of insurability satisfactory to us;

     o make a minimum premium payment sufficient to provide a premium that is large enough to cover:

        /arrow/ three monthly deductions; and

        /arrow/ any surrender charge calculated from the Policy date to the date of reinstatement. (Although we do not currently assess the surrender charge upon reinstatement, we reserve the right to do so in the future.)

We will not reinstate any indebtedness. The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the premiums you pay at reinstatement, MINUS one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS

DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY


     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


     In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludable from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. If you notify us that you do not want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that caused the Policy to become a MEC as of the date we receive the notice.

     Distributions (other than death benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:


     o All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     o Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.


     o A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 591/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     o If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

     Distributions (other than death benefits) from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     The tax consequences of loans from or secured by a Policy that is not a MEC are uncertain and you should consult a tax advisor about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.


     Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includable in the owner's income when a taxable distribution occurs.


     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.


     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.


     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

     ALTERNATIVE MINIMUM TAX. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

     LIVING BENEFIT RIDER (AN ACCELERATED DEATH BENEFIT). We believe that the single-sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is an insured under the Policy. You should, however, consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

     OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.


SPECIAL RULES FOR 403(B) ARRANGEMENTS

     If this Policy is purchased by public school systems and certain tax-exempt organizations for their employees, then the federal, state and estate tax consequences could differ from those stated in this prospectus. A competent tax advisor should be consulted in connection with such purchase.

     Certain restrictions apply. The Policy must be purchased in connection with a tax-sheltered annuity described in Section 403(b) of the Code. Premiums, distributions, and other transactions in connection with the Policy must be administered in coordination with the Section 403(b) annuity.

     The amount of life insurance that may be purchased on behalf of a participant in a 403(b) plan is limited. The current cost of insurance for the net amount at risk is treated under the Code as a "current fringe benefit" and must be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually.


     If the plan participant dies while covered by the 403(b) plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will generally not be taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.


     Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), which may impose additional requirements on Policy loans and other Policy provisions. Plan loans must also satisfy tax requirements in order to be treated as non-taxable. Plan loan requirements and provisions may differ from the Policy loan provisions stated in the prospectus. You should consult a qualified advisor regarding ERISA.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OUR RIGHT TO CONTEST THE POLICY

     In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

SUICIDE EXCLUSION


     If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the total premiums paid, less any outstanding loans, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.


MISSTATEMENT OF AGE OR GENDER

     If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

MODIFYING THE POLICY

     Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

     If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

BENEFITS AT MATURITY


     If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy. If requested, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension between 90 and 180 days prior to the maturity date and elect one of the following:

     1. If you had previously selected death benefit Option B, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments. We will waive all future monthly deductions; or

     2. We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will adjust the annual cost of insurance rates using the then current cost of insurance rates.

     If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.

     The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain. You should consult a tax advisor as to those consequences.

PAYMENTS WE MAKE


     We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death at our administrative office. However, we can postpone such payments if:


     o the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR
     o the SEC permits, by an order, the postponement for the protection of policyowners; OR
     o the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.


     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds or surrenders from the fixed account for up to six months.


SETTLEMENT OPTIONS


     If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $20, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

     Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

     Under any settlement option, the dollar amount of each payment will depend on four things:

     o the amount of the surrender or death benefit proceeds on the surrender date or insured's date of death;


     o the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);

     o  the mortality tables we use; and

     o  the specific payment option(s) you choose.


 OPTION 1 - EQUAL         o  We will pay the proceeds, plus interest, in equal monthly
 MONTHLY INSTALLMENTS        installments for a fixed period of your choice, but not
 FOR A FIXED PERIOD          longer than 240 months.
                          o  We will stop making payments once we have made all the
                             payments for the period selected.


 OPTION 2 - EQUAL           At your or the beneficiary's direction, we will make equal
 MONTHLY INSTALLMENTS       monthly installments:
 FOR LIFE (LIFE INCOME)        o  only for the life of the payee, at the end of which
                                  payments will end; or
                               o  for the longer of the payee's life, or for 10 years if
                                  the payee dies before the end of the first 10 years of
                                  payments; or
                               o  until the total amount of all payments we have made
                                  equals the proceeds that were applied to the
                                  settlement option.

 OPTION 3 - EQUAL              o  We will make equal monthly payments during the joint
 MONTHLY INSTALLMENTS FOR         lifetime of two persons, first to a chosen payee, and then
 THE LIFE OF THE PAYEE AND        to a co-payee, if living, upon the death of the payee.
 THEN TO A DESIGNATED          o  Payments to the co-payee, if living, upon the payee's death
 SURVIVOR (JOINT AND              will equal either:
 SURVIVOR)                        /arrow/  the full amount made to the payee before the
                                           payee's death; or
                                  /arrow/  two-thirds of the amount paid to the payee before the payee's death. All payments will cease upon the
                                           death of the co-payee.

REPORTS TO OWNERS

     At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

/checkmark/     the current cash value              /checkmark/     any activity since the last report
/checkmark/     the current net surrender value     /checkmark/     projected values
/checkmark/     the current death benefit           /checkmark/     investment experience of each subaccount
/checkmark/     any outstanding loans               /checkmark/     any other information required by law


     You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: premium payments, changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.


RECORDS

     We will maintain all records relating to the separate account and the fixed account.

POLICY TERMINATION

     Your Policy will terminate on the earliest of:

  o   the maturity date;           o   the end of the grace period; or
  o   the date the insured dies;   o   the date the Policy is surrendered.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policy provide fixed benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy, and the face amount is the level term insurance amount we pay at death. These riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.


CHILDREN'S INSURANCE RIDER


     This rider provides a face amount on the primary insured's children. Our current minimum face amount for this rider for issue ages 0-18 is $5,000. The maximum face amount is $25,000. At the age of 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.


ACCIDENTAL DEATH BENEFIT RIDER

     Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (up to 150% of specified amount).


     Subject to certain limitations, we will pay a face amount if the primary insured's death results solely from accidental bodily injury where:

     o  the death is caused by external, violent, and accidental means;

     o  the death occurs within 90 days of the accident; and

     o  the death occurs while the rider is in force.

The rider will terminate on the earliest of:

     o  the Policy anniversary nearest the primary insured's 70th birthday;

     o  the date the Policy terminates; or

     o  the Monthiversary when the rider terminates at your request.

OTHER INSURED RIDER


     This rider insures the spouse or life partner and/or dependent children of the primary insured. We will pay the rider's face amount when we receive proof of the other insured's death. On any Monthiversary while the rider is in force, you may replace it with a new policy on the other insured's life (without evidence of insurability).



 CONDITIONS TO     o  your request must be in writing;
 REPLACE THE       o  the rider has not reached the anniversary nearest to the
 RIDER:               other insured's 70th birthday;
                   o  the new policy is any permanent insurance policy that we currently offer;
                   o  subject to the minimum face amount required for the new policy, the amount of the insurance under the new policy
                      will equal the face amount then in force under the rider as long as it meets the minimum specified amount require-
                      ments of the original Policy; and
                   o  we will base your premium on the other insured's rate
                      class under the rider.

DISABILITY WAIVER RIDER


     Subject to certain conditions, we will waive the Policy's monthly deductions while you are disabled. This rider may be purchased if your issue age is 15-55 years of age. We must receive proof that:


     o  you are totally disabled;
     o  the rider was in force when you became disabled;
     o  you became disabled before the anniversary nearest your 60th birthday;
        and
     o  you are continuously disabled for at least six months.

We will not waive any deduction which becomes due more than one year before we receive written notice of your claim.

DISABILITY WAIVER AND INCOME RIDER


     This rider has the same benefits as the Disability Waiver Rider, but adds a monthly income benefit for up to 120 months. This rider may be purchased if your issue age is 15-55 years of age. The minimum income amount for this rider is $10. The maximum income amount is the lesser of 0.2% of your specified amount or $300 per month.


PRIMARY INSURED RIDER ("PIR") AND PRIMARY INSURED RIDER PLUS ("PIR PLUS")


     Under the PIR and the PIR Plus, we provide term insurance coverage on a different basis from the coverage in your Policy.



 FEATURES OF     o  the rider increases the Policy's death benefit by the rider's
 PIR AND PIR        face amount;
 PLUS:           o  the PIR may be purchased from isssue ages 0-85;
                 o  the PIR Plus may be purchased from issue ages 0-85;
                 o  the PIR terminates when the insured turns 95, and the PIR
                    Plus terminates when the insured turns 90;
                 o  the minimum purchase amount for the PIR and PIR Plus is
                    $50,000. There is no maximum purchase amount;
                 o  we do not assess any additional surrender charge for PIR and PIR Plus;
                 o  generally PIR and PIR Plus coverage costs less than the insurance coverage under the Policy, but has no cash
                    value;
                 o  you may cancel or reduce your rider coverage without
                    decreasing your Policy's specified amount; and
                 o  you may generally decrease your Policy's specified amount without reducing your rider coverage.



     It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your Policy's specified amount, because we do not deduct a surrender charge in connection with your PIR or PIR Plus. It may cost you more to keep a higher specified amount, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus.


     You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue offering PIR or PIR Plus at any time. We may also modify the terms of these riders for new policies.


LIVING BENEFIT RIDER (AN ACCELERATED DEATH BENEFIT)

     This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

     We will pay a "single-sum benefit" equal to:

     o  the death benefit on the date we pay the single-sum benefit; MULTIPLIED
        BY
     o the election percentage of the death benefit you elect to receive; DIVIDED BY

     o 1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater); MINUS

     o any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.


     The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

     o the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; PLUS
     o  the benefit available under any PIR or PIR Plus in force.

     o  a single-sum benefit may not be greater than $500,000.

     The election percentage is a percentage that you select. It may not be greater than 100% of your Policy's death benefit under the rider.


     We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries which occur during the period specified in your Policy's suicide provision.


     The rider terminates at the earliest of:

     o  the date the Policy terminates;
     o  the date a settlement option takes effect;
     o  the date we pay a single-sum benefit; or
     o  the date you terminate the rider.

     We do not charge for this rider. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

IMSA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association ("IMSA").

     As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RATES OF RETURN

     The rates of return in Table 1 reflect each subaccount's actual investment performance. The Table shows the historical investment experience of the subaccounts based on the subaccounts' historical investment experience. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

     Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

     The numbers reflect the annual mortality and expense risk charge, investment management fees and direct fund expenses.

     These rates of return do not reflect other charges that are deducted under
                              ---
the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance.

     We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                                    TABLE 1
                          AVERAGE ANNUAL TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2000




                                                                                           10 YEARS      SUBACCOUNT
                                                                                              OR         INCEPTION
SUBACCOUNT                                            1 YEAR     3 YEARS     5 YEARS      INCEPTION         DATE
-------------------------------------------------   ---------   ---------   ---------   -------------   -----------
TOLIC Munder Net50(1)(2) ........................       N/A         N/A         N/A          (1.48)%     05/01/00
TOLIC Van Kampen Emerging Growht(2) .............       N/A         N/A         N/A         (20.71)%     05/01/00
TOLIC T. Rowe Price Small Cap(2) ................       N/A         N/A         N/A         (11.77)%     05/01/00
TOLIC Pilgrim Baxter Mid Cap Growth(2) ..........       N/A         N/A         N/A         (17.91)%     05/01/00
TOLIC Alger Aggressive Growth(2) ................       N/A         N/A         N/A         (29.04)%     05/01/00
TOLIC Third Avenue Value(2) .....................       N/A         N/A         N/A          10.00%      05/01/00
TOLIC Value Line Aggressive Growth(2) ...........       N/A         N/A         N/A         (10.24)%     05/01/00
TOLIC GE International Equity(2) ................       N/A         N/A         N/A         (11.88)%     05/01/00
TOLIC Great Companies -- Technology(SM)(2).......       N/A         N/A         N/A         (33.01)%     05/01/00
TOLIC Janus Growth(2) ...........................       N/A         N/A         N/A         (30.59)%     05/01/00
TOLIC Goldman Sachs Growth(2) ...................       N/A         N/A         N/A          (7.31)%     05/01/00
TOLIC GE U.S. Equity(2) .........................       N/A         N/A         N/A          (1.58)%     05/01/00
TOLIC Great Companies -- America(SM)(2) .........       N/A         N/A         N/A          13.12%      05/01/00
TOLIC Salomon All Cap(2) ........................       N/A         N/A         N/A           5.00%      05/01/00
TOLIC C.A.S.E. Growth(2) ........................       N/A         N/A         N/A         (16.03)%     05/01/00
TOLIC Dreyfus Mid Cap(2) ........................       N/A         N/A         N/A           3.55%      05/01/00
TOLIC NWQ Value Equity(2) .......................       N/A         N/A         N/A           9.53%      05/01/00
TOLIC T. Rowe Price Dividend Growth(2) ..........       N/A         N/A         N/A           9.09%      05/01/00
TOLIC Dean Asset Allocation(2) ..................       N/A         N/A         N/A          11.64%      05/01/00
TOLIC LKCM Strategic Total Return(2) ............       N/A         N/A         N/A          (1.73)%     05/01/00
TOLIC J.P. Morgan Real Estate Securities(2) .....       N/A         N/A         N/A          16.74%      05/01/00
TOLIC Federated Growth & Income(2) ..............       N/A         N/A         N/A          25.40%      05/01/00
TOLIC AEGON Balanced(2) .........................       N/A         N/A         N/A           4.70%      05/01/00
TOLIC AEGON Bond(2) .............................       N/A         N/A         N/A           8.14%      05/01/00
TOLIC J.P. Morgan Money Market(2)(3) ............       N/A         N/A         N/A           3.60%      05/01/00
Fidelity VIP Equity-Income Portfolio --
 Service Class 2(2) .............................       N/A         N/A         N/A           9.91%      05/01/00
Fidelity VIP II Contrafund(R) Portfolio --
 Service Class 2(2) .............................       N/A         N/A         N/A          (6.16)%     05/01/00
Fidelity VIP III Growth Opportunities
 Portfolio -- Service Class 2(2) ................       N/A         N/A         N/A         (14.36)%     05/01/00
Transamerica VIF Growth Portfolio(2)(4) .........       N/A         N/A         N/A         (15.59)%     05/01/00
S&P 500(+) ......................................   (9.10)%      12.25%      18.31%          17.44%      12/31/90



(+)  Shows ten year performance.
(1) Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, this portfolio will be sub-advised by Munder Capital Management. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective.
(2)  Not annualized.
(3) Yield more closely reflects the current earnings than its total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(4) This portfolio is the successor to Transamerica's Separate Account Fund C, a registered management investment company, through a reorganization on November 1, 1996. Performance prior to this date is Transamerica's Separate Account Fund C performance.

                                    TABLE 2
           ADJUSTED HISTORICAL PORTFOLIO AVERAGE ANNUAL TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2000



                                                                                                   10 YEARS      PORTFOLIO
                                                                                                      OR         INCEPTION
PORTFOLIO                                               1 YEAR        3 YEARS       5 YEARS       INCEPTION        DATE
-------------------------------------------------   -------------   -----------   -----------   -------------   ----------
Munder Net50(1) .................................        (1.51)%        N/A           N/A             8.96%      05/03/99
Van Kampen Emerging Growth ......................       (12.71)%       34.17%        27.92%          24.77%      03/01/93
T. Rowe Price Small Cap .........................        (9.28)%        N/A           N/A            14.30%      05/03/99
Pilgrim Baxter Mid Cap Growth ...................       (15.16)%        N/A           N/A            27.66%      05/03/99
Alger Aggressive Growth .........................       (31.95)%       18.87%        17.75%          17.63%      03/01/94
Third Avenue Value ..............................        34.25%         N/A           N/A            12.46%      01/02/98
Value Line Aggressive Growth(2) .................       N/A             N/A           N/A           (10.24)%     05/01/00
GE International Equity .........................       (15.76)%        5.27%         N/A             5.59%      01/02/97
Great Companies -- Technology(SM)(2) ............       N/A             N/A           N/A           (33.01)%     05/01/00
Janus Growth(+) .................................       (29.58)%       22.01%        19.85%          18.42%      10/02/86
Goldman Sachs Growth ............................        (8.85)%        N/A           N/A             3.84%      05/03/99
GE U.S. Equity ..................................        (1.68)%       12.00%         N/A            15.34%      01/02/97
Great Companies -- America(SM)(2) ...............       N/A             N/A           N/A             3.12%      05/01/00
Salomon All Cap .................................        17.23%         N/A           N/A            19.60%      05/03/99
C.A.S.E. Growth .................................       (21.43)%        1.91%         7.03%           9.64%      05/01/95
Dreyfus Mid Cap .................................        11.90%         N/A           N/A            11.16%      05/03/99
NWQ Value Equity ................................        14.16%         4.84%         N/A            10.69%      05/01/96
T. Rowe Price Dividend Growth ...................         8.88%         N/A           N/A             0.13%      05/03/99
Dean Asset Allocation ...........................        16.49%         5.35%         8.91%          10.55%      01/03/95
LKCM Strategic Total Return .....................        (4.63)%        4.80%         9.63%          10.41%      03/01/93
J.P. Morgan Real Estate Securities ..............        28.45%         N/A           N/A             1.32%      05/01/98
Federated Growth & Income .......................        28.00%         7.37%        11.09%          10.58%      03/01/94
AEGON Balanced ..................................         4.88%         4.30%         7.64%           7.16%      03/01/94
AEGON Bond(+) ...................................         9.89%         4.62%         4.21%           6.83%      10/02/86
J.P. Morgan Money Market(3)(+) ..................         5.20%         4.39%         4.31%           3.64%      10/02/86
Fidelity VIP Equity-Income Portfolio --
 Service Class 2(+) .............................         7.16%         7.64%        12.38%          16.24%      10/09/86
Fidelity VIP II Contrafund(R) Portfolio --
 Service Class 2 ................................        (7.67)%       13.51%        16.66%          20.05%      01/03/95
Fidelity VIP III Growth Opportunities
 Portfolio -- Service Class 2 ...................       (18.02)%        1.46%         9.53%          12.90%      01/03/95
Transamerica VIF Growth Portfolio(4)(+) .........       (10.50)%       20.17%        26.12%          25.82%      12/31/80
S&P 500(+) ......................................        (9.10)%       12.25%        18.31%          17.44%      12/31/90



(+)  Shows ten year performance.
(1) Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, this portfolio will be sub-advised by Munder Capital Management. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective.
(2)  Not annualized.
(3) Yield more closely reflects the current earnings than its total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(4) This portfolio is the successor to Transamerica's Separate Account Fund C, a registered management investment company, through a reorganization on November 1, 1996. Performance prior to this date is Transamerica's Separate Account Fund C performance.

     The annualized yield for the TOLIC J.P. Morgan Money Market subaccount for the seven days ended December 31, 2000 was 5.34%.

     Additional information regarding the investment performance of the portfolios appears in the fund prospectuses.

HYPOTHETICAL ILLUSTRATIONS BASED ON PORTFOLIO PERFORMANCE

     This section contains hypothetical illustrations of Policy values based on the adjusted historical experience of the portfolios. We started selling the Policies in 2000. The separate account was established by resolution of the Board of Directors of Transamerica in June 1996 and commenced operations in May 2000. Underlying portfolios may have existed prior to the inception of the subaccounts, therefore, performance is calculated using the actual fees and charges of the Policy as if such Policy was available since the inception of the portfolio. The rates of return below show the adjusted actual investment experience of each portfolio for the periods shown. The illustrations of cash values and net surrender values below depict these Policy values as if you had purchased the Policy on the last valuation date prior to January 1 of the year after the portfolio began operations and had selected death benefit Option A. The illustrations are based on the historical investment experience of the portfolio indicated as of the last valuation date prior to January 1 of the year after the portfolio began operations. WE ASSUMED THE RATE OF RETURN FOR EACH PORTFOLIO IN EACH CALENDAR YEAR TO BE UNIFORMLY EARNED THROUGHOUT THE YEAR; HOWEVER, THE PORTFOLIO'S ACTUAL PERFORMANCE DID AND WILL VARY THROUGHOUT THE YEAR.

     In order to demonstrate how the actual investment experience of the portfolios could have affected the Option A death benefit, cash value and net surrender value of the Policy, we provide hypothetical illustrations for a hypothetical insured. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE AND THE HYPOTHETICAL INSURED HAD HELD THE POLICY DURING THE PERIOD ILLUSTRATED. These illustrations do not represent what may happen in the future.

     The amounts we show for death benefits, cash values, and net surrender values take into account all charges and deductions from the Policy, the separate account, and the portfolios. For each portfolio, we base one illustration on the guaranteed cost of insurance rates and one on the current cost of insurance rates for a hypothetical male insured age 35. The insured's age, gender and rate class, amount and timing of premium payments, cash withdrawals, and loans would affect individual Policy benefits.

     For each portfolio, the illustrations below assume death benefit Option A was selected based on annual premiums of $5,500 and a specified amount of $500,000 for a male age 35, and an ultimate select, non-tobacco use rate class.

The following example shows how the adjusted hypothetical net return of the J.P. Morgan Money Market portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                           J.P. MORGAN MONEY MARKET
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1988 .....................................     4,938         4,938          770           770
1989 .....................................    10,130        10,039        5,521         5,431
1990 .....................................    15,863        15,651       10,815        10,603
1991 .....................................    21,840        21,465       16,352        15,977
1992 .....................................    27,587        27,041       21,659        21,112
1993 .....................................    32,848        32,128       26,480        25,760
1994 .....................................    37,896        36,990       31,087        30,182
1995 .....................................    43,416        42,299       36,167        35,051
1996 .....................................    49,877        48,564       42,188        40,876
1997 .....................................    56,361        54,863       48,233        46,734
1998 .....................................    63,100        61,451       56,246        54,596
1999 .....................................    70,044        68,224       64,639        62,819
2000 .....................................    76,882        74,871       73,103        71,092
2001 .....................................    84,919        82,667       82,942        80,689



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the AEGON Bond portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that the premium and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                                  AEGON BOND
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1988 .....................................      4,407         4,407          238          238
1989 .....................................      9,710         9,619        5,102        5,011
1990 .....................................     16,434        16,210       11,386       11,162
1991 .....................................     22,175        21,792       16,687       16,304
1992 .....................................     31,555        30,939       25,627       25,011
1993 .....................................     38,314        37,497       31,945       31,129
1994 .....................................     48,168        47,069       41,360       40,261
1995 .....................................     48,477        47,289       41,229       40,041
1996 .....................................     64,473        62,869       56,785       55,181
1997 .....................................     68,195        66,478       60,067       58,350
1998 .....................................     78,274        76,331       71,420       69,476
1999 .....................................     89,242        87,038       83,837       81,633
2000 .....................................     89,633        87,401       85,853       83,621
2001 .....................................    102,848       100,259      100,871       98,281



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the Janus Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that the premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                                 JANUS GROWTH
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
 1988 ....................................      5,181         5,181        1,012        1,012
 1989 ....................................     11,657        11,561        7,048        6,952
 1990 ....................................     23,984        23,707       18,936       18,659
 1991 ....................................     28,303        27,889       22,815       22,400
 1992 ....................................     52,378        51,531       46,450       45,602
 1993 ....................................     57,767        56,755       51,399       50,386
 1994 ....................................     64,213        63,004       57,405       56,195
 1995 ....................................     62,367        61,100       55,119       53,852
 1996 ....................................     97,564        95,551       89,876       87,863
 1997 ....................................    119,246       116,766      111,117      108,638
 1998 ....................................    144,015       141,045      137,160      134,191
 1999 ....................................    242,248       237,303      236,843      231,898
 2000 ....................................    390,532       382,629      386,752      378,850
 2001 ....................................    277,791       272,168      275,813      270,190



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the LKCM Strategic Total Return portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                          LKCM STRATEGIC TOTAL RETURN
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1995 .....................................     4,603         4,603          435           435
1996 .....................................    11,543        11,444        6,935         6,836
1997 .....................................    18,507        18,275       13,459        13,227
1998 .....................................    28,034        27,597       22,546        22,108
1999 .....................................    35,491        34,859       29,563        28,931
2000 .....................................    44,524        43,655       38,155        37,287
2001 .....................................    46,732        45,739       39,924        38,931



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the Van Kampen Emerging Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that the premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                          VAN KAMPEN EMERGING GROWTH
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1995 .....................................      4,262         4,262           93           93
1996 .....................................     13,173        13,065        8,565        8,456
1997 .....................................     21,070        20,821       16,022       15,773
1998 .....................................     31,030        30,574       25,542       25,086
1999 .....................................     48,663        47,867       42,735       41,939
2000 .....................................    108,794       106,955      102,426      100,587
2001 .....................................     98,958        97,214       92,150       90,406



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the Alger Aggressive Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                            ALGER AGGRESSIVE GROWTH
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1996 .....................................     6,543         6,543        2,375         2,375
1997 .....................................    12,307        12,215        7,698         7,606
1998 .....................................    20,972        20,735       15,924        15,687
1999 .....................................    37,948        37,423       32,460        31,935
2000 .....................................    71,621        70,550       65,693        64,622
2001 .....................................    51,747        50,895       45,379        44,527



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the AEGON Balanced portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                                AEGON BALANCED
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1996 .....................................     5,624         5,624        1,456         1,456
1997 .....................................    11,328        11,236        6,720         6,627
1998 .....................................    18,604        18,376       13,556        13,328
1999 .....................................    24,651        24,262       19,163        18,774
2000 .....................................    29,864        29,314       23,935        23,386
2001 .....................................    36,101        35,362       29,733        28,993



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the Federated Growth & Income portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                           FEDERATED GROWTH & INCOME
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1996 .....................................     5,899         5,899        1,731         1,731
1997 .....................................    11,730        11,637        7,122         7,029
1998 .....................................    20,328        20,089       15,280        15,041
1999 .....................................    25,504        25,116       20,016        19,628
2000 .....................................    28,471        27,957       22,543        22,028
2001 .....................................    42,387        41,547       36,018        35,179



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the Dean Asset Allocation portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that the premium and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                             DEAN ASSET ALLOCATION
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1996 .....................................     5,639         5,639        1,471         1,471
1997 .....................................    11,738        11,644        7,130         7,036
1998 .....................................    18,995        18,766       13,947        13,718
1999 .....................................    25,398        25,004       19,910        19,516
2000 .....................................    28,014        27,500       22,086        21,572
2001 .....................................    37,884        37,114       31,516        30,746



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the C.A.S.E. Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1996. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                                C.A.S.E. GROWTH
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1997 .....................................     5,508         5,508        1,340         1,340
1998 .....................................    11,652        11,557        7,044         6,949
1999 .....................................    16,555        16,347       11,507        11,299
2000 .....................................    28,242        27,799       22,753        22,311
2001 .....................................    25,707        25,226       19,779        19,298



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the NWQ Value Equity portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                               NWQ VALUE EQUITY
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1998 .....................................     5,888         5,888        1,720         1,720
1999 .....................................     9,937         9,852        5,329         5,244
2000 .....................................    15,625        15,418       10,577        10,370
2001 .....................................    23,183        22,792       17,694        17,304



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the GE International Equity portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                            GE INTERNATIONAL EQUITY
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1998 .....................................     5,006         5,006          838           838
1999 .....................................    10,861        10,767        6,253         6,159
2000 .....................................    19,301        19,060       14,253        14,012
2001 .....................................    20,101        19,768       14,613        14,279



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the GE U.S. Equity portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that the premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                                GE U.S. EQUITY
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)

                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1998 .....................................     5,988         5,988        1,820         1,820
1999 .....................................    13,061        12,963        8,453         8,355
2000 .....................................    20,853        20,618       15,805        15,569
2001 .....................................    25,056        24,684       19,568        19,196



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the Third Avenue Value portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1998. This example assumes that the premium and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                              THIRD AVENUE VALUE
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)

                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1999 .....................................     4,287         4,287          119           119
2000 .....................................    10,322        10,227        5,714         5,619
2001 .....................................    20,237        19,979       15,189        14,931



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the J.P. Morgan Real Estate Securities portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1999. This example assumes that the premium and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                      J.P. MORGAN REAL ESTATE SECURITIES
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)

                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
2000 .....................................     4,441         4,441          273          273
2001 .....................................    11,810        11,709        7,202        7,101



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the Goldman Sachs Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 2000. This example assumes that premiums and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                             GOLDMAN SACHS GROWTH
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2001 .....................................    $4,228        $4,228         $60          $60



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the Munder Net50 portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 2000. This example assumes that premiums and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                                 MUNDER NET50**
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2001 .....................................    $4,617        $4,617         $449         $449



 * For each year shown, benefits and values reflect only premiums paid during previous Policy years.
** Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, this portfolio will be sub-advised by Munder Capital Management. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective.

The following example shows how the hypothetical net return of the T. Rowe Price Dividend Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 2000. This example assumes that premiums and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                         T. ROWE PRICE DIVIDEND GROWTH
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2001 .....................................    $5,125        $5,125         $957         $957



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the T. Rowe Price Small Cap portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 2000. This example assumes that premiums and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                            T. ROWE PRICE SMALL CAP
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2001 .....................................    $4,207        $4,207         $38          $38



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the Salomon All Cap portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 2000. This example assumes that premiums and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                                SALOMON ALL CAP
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2001 .....................................    $5,549        $5,549       $1,380        $1,380



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the Pilgrim Baxter Mid Cap Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 2000. This example assumes that premiums and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                         PILGRIM BAXTER MID CAP GROWTH
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2001 .....................................    $3,910        $3,910          $0           $0



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the Dreyfus Mid Cap portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 2000. This example assumes that premiums and cash values were in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                                DREYFUS MID CAP
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2001 .....................................    $5,278        $5,278       $1,110        $1,110



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the adjusted hypothetical net return of the Transamerica VIF Growth portfolio would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1989. This example assumes that premiums and cash values were invested under the Policy in the portfolio for the entire period and that the values were determined on each Policy anniversary thereafter.

                      TRANSAMERICA VIF GROWTH SUBACCOUNT*
                   Male Issue Age 35, $5,500 Annual Premium
      ($500,000 Specified Amount, Ultimate Select, Non-Tobacco Use Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                     Cash Value            Net Surrender Value
                                              ------------------------   -----------------------
Last valuation date prior to January 1**:      Current     Guaranteed     Current     Guaranteed
-------------------------------------------   ---------   ------------   ---------   -----------
1990 ......................................      6,346         6,346        2,178        2,178
1991 ......................................      9,693         9,611        5,085        5,002
1992 ......................................     20,244        19,995       15,196       14,947
1993 ......................................     28,113        27,681       22,625       22,192
1994 ......................................     39,873        39,181       33,945       33,252
1995 ......................................     47,419        46,519       41,051       40,151
1996 ......................................     79,263        77,687       72,455       70,879
1997 ......................................    106,246       104,060       98,998       96,811
1998 ......................................    161,005       157,682      153,317      149,994
1999 ......................................    235,313       230,478      227,185      222,350
2000 ......................................    327,579       320,934      320,724      314,079
2001 ......................................    296,958       290,966      291,553      285,561



 * This portfolio is the successor to Transamerica's Separate Account Fund C, a registered management investment company, through a reorganization on November 1, 1996. Performance prior to this date is Transamerica's Separate Account Fund C performance.
** For each year shown, benefits and values reflect only premiums paid during previous Policy years.

     Because the Fidelity VIP Equity-Income Portfolio - Service Class 2, Fidelity VIP II Contrafund(R) Portfolio - Service Class 2 and Fidelity VIP III Growth Opportunities Portfolio - Service Class 2, the Value Line Aggressive Growth, Great Companies -- America(SM) and

Great Companies -- Technology(SM) subaccounts did not commence operations until May 1, 2000, and the Gabelli Global Growth and Great Companies -- Global(2) portfolios did not commence operations until September 1, 2000, there are no hypothetical illustrations for these portfolios.


OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

     We may compare each subaccount's performance to the performance of:

     o    other variable life issuers in general;

     o variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (E.G., FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE);

          /arrow/ Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

     o the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

          /arrow/ unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

     o    other types of investments, such as:

          /arrow/ certificates of deposit;

          /arrow/ savings accounts and U.S. Treasuries;

          /arrow/ certain  interest  rate  and  inflation   indices  (E.G.,  the
                  Consumer Price Index); or

          /arrow/ indices  measuring  the  performance  of a  defined  group  of securities recognized by investors as representing a particular segment of the securities markets (E.G., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

TRANSAMERICA'S PUBLISHED RATINGS


     We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Duff & Phelps Credit Rating Co. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES


     The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG, the principal underwriter of the Policy. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission payable to agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:


   o  65% of all premiums you make during the first Policy year, PLUS
   o  2% of all premiums you make during Policy years 2 through 10.


We will pay an additional sales commission of up to 0.15% of the Policy's cash value on the fifth Policy anniversary and each anniversary thereafter where the cash value (minus amounts attributable to loans) equals at least $10,000. Certain production, persistency and managerial bonuses may also be paid.

     To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

     We intend to recoup commissions and other sales expenses through: the premium expense charge, the surrender charge, the cost of insurance charge, the mortality and expense risk charge, and earnings on amounts allocated under the Policies to the fixed account and the loan account. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to Policyowners.

     AFSG will receive the 12b-1 fees assessed against the Fidelity VIP Fund shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive a fee based on the value of shares of the Fidelity VIP Funds held for the Policies as compensation for providing certain recordkeeping services.


LEGAL MATTERS


     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. The organization of Transamerica, its authority to issue the Policy and the validity of the Policy form have been passed upon by Thomas E. Pierpan, Vice President of Transamerica.

LEGAL PROCEEDINGS

     Transamerica, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on Transamerica's ability to meet its obligations under the Policy.


VARIATIONS IN POLICY PROVISIONS


     Certain provisions of the Policy may vary from the descriptions in this prospectus depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on use of the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

EXPERTS

     The financial statements and financial highlights of Transamerica Occidental Life Separate Account VUL-3 at December 31, 2000 and for the period then ended appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

     The statutory-basis financial statements and schedules of Transamerica at December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Alan Yaeger, Vice President and Actuary of Transamerica, as stated in the opinion filed as an exhibit to the registration statement.


FINANCIAL STATEMENTS


     Transamerica's financial statements and schedules appear on the following pages. Transamerica's financial statements and schedules should be distinguished from the separate account's financial statements and you should consider our financial statements and schedules only as bearing upon Transamerica's ability to meet our obligations under the Policies.

     Transamerica's financial statements and schedules at December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

ADDITIONAL INFORMATION ABOUT TRANSAMERICA


     Transamerica is a stock life insurance company that is wholly-owned by Transamerica Insurance Corporation, which, in turn, is a subsidiary of Transamerica Corporation, which, in turn, is wholly-owned by AEGON, N.V. Transamerica's administrative office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202, and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Transamerica's home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

     Transamerica was incorporated in 1906 under the laws of California and was subject to regulation by the Insurance Department of the State of California, as well as by the insurance departments of all other states and jurisdictions in which it does business. Effective December 31, 2000, the state of domicile for Transamerica was changed to Iowa. Transamerica is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, District of Columbia, American Samoa, Virgin Islands, Hong Kong and Taiwan. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in this prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

TRANSAMERICA'S DIRECTORS AND OFFICERS

     We are governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of our directors.


                              BOARD OF DIRECTORS


                         POSITION WITH           PRINCIPAL OCCUPATION
 NAME AND ADDRESS        TRANSAMERICA            DURING PAST 5 YEARS
 Patrick S. Baird(1)     Director                Director (1999 - present) of Transamerica;
                                                 Director (1991 - present), Senior Vice
                                                 President (1998 - present) and Chief
                                                 Operating Officer (1996 - present) of
                                                 Transamerica Life Insurance Company*;
                                                 Executive Vice President (1995 - present),
                                                 Chief Operating Officer (1996 - present),
                                                 Chief Financial Officer (1992 - 1995); Vice
                                                 President and Chief Tax Officer (1984 -
                                                 1995) of AEGON USA., Inc.
 Brenda K. Clancy(1)     Director and Senior     Director (1999 - present) Senior Vice
                         Vice President          President (2000 - present) of Transamerica;
                                                 Senior Vice President, Corporate (1991 -
                                                 present); Treasurer (1996 - present) and
                                                 Chief Financial Officer (1996 - present) of
                                                 Transamerica Life Insurance Company*.

                              POSITION WITH              PRINCIPAL OCCUPATION
 NAME AND ADDRESS             TRANSAMERICA               DURING PAST 5 YEARS
 James W. Dederer, CLU(2)     Director, Executive        Director, Executive Vice President, General
                              Vice President,            Counsel and Corporate Secretary (1988 -
                              General Counsel and        present) of Transamerica.
                              Corporate Secretary
 George A. Foegele(3)         Director and               Director and Senior Vice President (1998 -
                              Senior Vice President      present) of Transamerica; and President
                                                         and Chief Executive Officer of
                                                         Transamerica Life Insurance Company of
                                                         Canada (1993 - present).
 Douglas C. Kolsrud(1)        Director and Senior        Director (1999 - present) and Senior Vice
                              Vice President             President (2000 - present) of Transamerica;
                                                         Director (1991 - present), Senior Vice
                                                         President and Chief Investment Officer
                                                         (1998 - present), Investment Division of
                                                         Transamerica Life Insurance Company*.
 Richard N. Latzer(4)         Director and               Director, Senior Vice President and Chief
                              Investment Officer         Investment Officer of Transamerica
                                                         Corporation (1989 - present); Director,
                                                         President and Chief Executive Officer of
                                                         Transamerica Investment Services, Inc.
                                                         (1988 - present).
 Karen O. MacDonald(2)        Director, Executive        Director, Senior Vice President and
                              Vice President and         Corporate Actuary (1995 - 2000), Execu-
                              Chief Operating            tive Vice President and Chief Operating
                              Officer                    Officer (2000 - present) of Transamerica.
 Gary U. Rolle(2)             Director and               Director, Executive Vice President and
                              Investment Officer         Chief Investment Officer of Transamerica
                                                         Investment Services, Inc. (1981 - present).
 Paul E. Rutledge III(5)      Director and President     Director and President of Reinsurance
                              of Reinsurance             Division (1998 - present), President
                              Division                   (2000 - present) of Transamerica; President
                                                         of Life Insurance Company of Virginia
                                                         (1991 - 1997).
 Craig D. Vermie(1)           Director, Vice             Director (1999 - present) of Transamerica;
                              President and Counsel      Director (1995 - present), Vice President
                                                         (1990 - present) and General Counsel,
                                                         Corporate (1996 - present) of Transamerica
                                                         Life Insurance Company*.
 Ron F. Wagley, CLU(1)        Director and President     Director and President (1999 - present);
                                                         Senior Vice President and Chief Agency
                                                         Officer (1993 - 2000); Vice President
                                                         (1989 - 1993) of Transamerica.



* Transamerica Life Insurance Company previously was known as PFL Life Insurance Company.

The following table gives the name, address and principal occupation during the past five years of the principal officers of Transamerica (other than officers listed above as directors).

                              PRINCIPAL OFFICERS


                                 POSITION WITH                 PRINCIPAL OCCUPATION
 NAME AND ADDRESS                TRANSAMERICA                  DURING PAST 5 YEARS
 John R. Kenney(6)               Executive Vice President      Executive Vice President (February 2000 -
                                                               present) of Transamerica; Chairman of the
                                                               Board and Chief Executive Officer (June 1962
                                                               - present) of Western Reserve.
 Janet M. Soppe(7)               Executive Vice President      Executive Vice President (January 2000 -
                                                               President) of Transamerica; President and
                                                               Actuary (1991 - present) of AEGON Insurance
                                                               Group - Long Term Care Division.
 Larry N. Norman(1)              Executive Vice President      Executive Vice President, Financial Markets
                                                               Division (1999 - present) of Transamerica; and
                                                               Director and Executive Vice President (1998 -
                                                               present) of Transamerica Life Insurance
                                                               Company*.
 Roy Chong-Kit(2)                Senior Vice President         Senior Vice President and Actuary (1997 -
                                 and Actuary                   present); Vice President (1995 - 1997); and
                                                               Actuary (1988 - 1997) of Transamerica.
 Daniel E. Jund, FLMI(1)         Senior Vice President         Senior Vice President (1988 - present) of
                                                               Transamerica.
 William R. Wellnitz, FSA(5)     Senior Vice President         Senior Vice President and Actuary (1996 -
                                 and Actuary                   present) of Transamerica; and Vice President
                                                               and Reinsurance Actuary (1988 - 1996).
 Sandy C. Brown(2)               Senior Vice President         Senior Vice President (February 2001 -
                                                               present), Vice President (September 1998 -
                                                               February 2001) of Transamerica.
 Kent G. Callahan(8)             Senior Vice President         Senior Vice President (September 2000 -
                                                               present), Vice President (September 1998 -
                                                               September 2000) of Transamerica.
 Bruce Clark(2)                  Senior Vice President and     Senior Vice President and Chief Financial
                                 Chief Financial Officer       Officer (February 2001 - present), Vice
                                                               President (October 2000 - February 2001) of
                                                               Transamerica.
 Catherine Collinson(2)          Senior Vice President         Senior Vice President (September 2000 -
                                                               present), Vice President (March 1998 -
                                                               September 2000) of Transamerica.
 David M. Goldstein(2)           Senior Vice President         Senior Vice President (February 2001 -
                                                               present), Vice President (January 1988 -
                                                               February 2001) of Transamerica.
 Frank J. LaRusso(9)             Senior Vice President         Senior Vice President (February 2001 -
                                                               present), Vice President (December 1994 -
                                                               February 2001) of Transamerica.

                          POSITION WITH             PRINCIPAL OCCUPATION
 NAME AND ADDRESS         TRANSAMERICA              DURING PAST 5 YEARS
 Thomas P. O'Neill(5)     Senior Vice President     Senior Vice President (March 1999 - present),
                                                    Vice President (December 1998 - March 1999)
                                                    of Transamerica.
 Frank Rosa(9)            Senior Vice President     Senior Vice President (February 2001 -
                                                    present), Vice President (August 2000 -
                                                    February 2001) of Transamerica.
 Joel D. Seigle(2)        Senior Vice President     Senior Vice President (February 2001 -
                                                    present), Vice President (March 1994 -
                                                    February 2001) of Transamerica.
 William H. Tate(2)       Senior Vice President     Senior Vice President (August 2000 - present),
                                                    Vice President (March 1998 - August 2000) of
                                                    Transamerica.



* Transamerica Life Insurance Company previously was known as PFL Life Insurance Company.


Located at:

1 4333 Edgewood Road, N.W., Cedar Rapids, Iowa 52449.

2 1150 South Olive Street, Los Angeles, California 90015.

3 300 Consilium Place, Scarborough, Ontario, Canada M1H3G2.

4 600 Montgomery Street, San Francisco, California 94111.

5 401 North Tryon Street, Charlotte, North Carolina 28202.

6 570 Carillon Parkway, St. Petersburg, Florida 33716.

7 2705 Brown Trail, Bedford, Texas 76021.


8 Two Ravinia Drive, Atlanta, Georgia 30346.

9 1100 Walnut, Kansas City, Missouri 64106.

     Transamerica holds the assets of the separate account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sales of portfolio shares by each of the subaccounts.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT


     Transamerica Occidental Life Separate Account VUL-3, the separate account, was established by us as a separate account under the laws of the State of California, pursuant to resolutions adopted by our Board of Directors on June 11, 1996. The separate account is registered with the SEC under the 1940 Act as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the SEC does not supervise the management of the investment practices or policies of the separate account.

APPENDIX A
ILLUSTRATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables illustrate Policy values that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.


     We based the illustration on page 92 on a Policy for an insured who is a 35 year old male in the ultimate select, non-tobacco use class, annual premiums of $5,500, a $500,000 specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our CURRENT cost of insurance rates.

     The illustration on page 91 is based on the same factors as those on page 92, except that cost of insurance rates are based on the GUARANTEED cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

     The amounts we show for the death benefits, cash values and net surrender values take into account (1) the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years (we guarantee to reduce this charge to 0.60% after the first 15 Policy years). We intend to reduce this charge to 0.30% in the 16th Policy year but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year. The following illustrations use 0.30% after the 15th Policy year; (2) estimated daily expenses equivalent to an effective average annual expense level of 0.92% of the portfolios' average daily net assets; and (3) all applicable cash value charges. The 0.92% average portfolio expense level assumes an equal allocation of amounts among the 31 subaccounts. We used annualized actual audited expenses incurred during 2000 as shown on the Portfolio Annual Expense Table for the portfolios to calculate the average annual expense level.

     Taking into account the assumed charges of 1.82%, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates of -1.82%, 4.18% and 10.18% during the first 15 Policy years and -1.22%, 4.78% and 10.78% thereafter.

     During 2000, AEGON/Transamerica Advisers undertook to pay normal operating expenses of certain Series Fund portfolios that exceeded a certain stated percentage of those portfolios' average daily net assets. AEGON/Transamerica Advisers has undertaken until at least April 30, 2002 to pay expenses to the extent normal operating expenses of certain portfolios of the Series Fund exceed a stated percentage of the portfolio's average daily net assets. For details on these expense limits, the amounts reimbursed by AEGON/Transamerica Advisers during 2000, and the expense ratios without the reimbursements, see the Portfolio Annual Expense Table on page 14 of this prospectus.

     In 2000, Transamerica Investment Management waived a portion of the advisory fee and was paid 0.74% of the portfolio's average daily net assets. Without such waiver, the total fund expenses during 2000 for this period would have been 0.86%. This waiver is voluntary and may be terminated at any time but is expected to continue through the year 2001. See the Transamerica Variable Fund prospectus for a description of the expense limitation applicable to this portfolio.

     WITHOUT THESE WAIVERS AND REIMBURSEMENTS, TOTAL ANNUAL EXPENSES FOR THE PORTFOLIOS WOULD HAVE BEEN GREATER, AND THE ILLUSTRATIONS WOULD HAVE ASSUMED THAT THE ASSETS IN THE PORTFOLIOS WERE SUBJECT TO AN AVERAGE ANNUAL EXPENSE LEVEL OF 1.22%.

     THE HYPOTHETICAL RETURNS SHOWN IN THE TABLES ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURNS. Tax charges that may be attributable to the separate account are not reflected, because we are not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges.


     The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if you invested an amount equal to the premium to earn interest at 5% per year, compounded annually.


     We will furnish, upon request, a comparable illustration reflecting the proposed insured's age, gender, risk classification and desired Policy features.

                TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35


       Specified Amount $500,000          Ultimate Select Class
       Annual Premium $5,500              Death Benefit Option A
                Using Current Cost of Insurance Rates




                                                                DEATH BENEFIT
                                                     ASSUMING HYPOTHETICAL GROSS AND NET
                                                         ANNUAL INVESTMENT RETURN OF
END OF            PREMIUMS             0% (GROSS)                 6% (GROSS)                 12% (GROSS)
POLICY           ACCUMULATED    -1.82% (NET) YEARS 1-15     4.18% (NET) YEARS 1-15     10.18% (NET) YEARS 1-15
YEAR                AT 5%        -1.22 (NET) YEARS 16+       4.78% (NET) YEARS 16+     10.78% (NET) YEARS 16+
1                    5,775              500,000                      500,000                    500,000
2                   11,839              500,000                      500,000                    500,000
3                   18,206              500,000                      500,000                    500,000
4                   24,891              500,000                      500,000                    500,000
5                   31,911              500,000                      500,000                    500,000
6                   39,281              500,000                      500,000                    500,000
7                   47,020              500,000                      500,000                    500,000
8                   55,146              500,000                      500,000                    500,000
9                   63,678              500,000                      500,000                    500,000
10                  72,637              500,000                      500,000                    500,000
15                 124,616              500,000                      500,000                    500,000
20                 190,956              500,000                      500,000                    500,000
30 (AGE 65)        383,684              500,000                      500,000                  1,102,332
40 (AGE 75)        697,619              500,000                      505,823                  2,749,991
50 (AGE 85)      1,208,985                    *                      855,420                  7,518,670
60 (AGE 95)      2,041,946                    *                    1,357,112                 19,828,299



END OF                            CASH VALUE                                   NET SURRENDER VALUE
POLICY                ASSUMING HYPOTHETICAL GROSS AND NET              ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                      ANNUAL INVESTMENT RETURN OF                      ANNUAL INVESTMENT RETURN OF
                  0% (GROSS)       6% (GROSS)      12% (GROSS)      0% (GROSS)       6% (GROSS)     12% (GROSS)
                 -1.82% (NET)     4.18% (NET)     10.18% (NET)     -1.82% (NET)     4.18% (NET)     10.18% (NET)
                  YEARS 1-15       YEARS 1-15      YEARS 1-15       YEARS 1-15       YEARS 1-15      YEARS 1-15
                 -1.22% (NET)     4.78% (NET)     10.78% (NET)     -1.22% (NET)     4.78% (NET)     10.78% (NET)
                   YEARS 16+       YEARS 16+        YEARS 16+        YEARS 16+       YEARS 16+       YEARS 16+
1                    4,583             4,886            5,190            415               718           1,022
2                    9,070             9,965           10,897          4,462             5,357           6,289
3                   13,453            15,234           17,165          8,405            10,186          12,116
4                   17,740            20,709           24,056         12,252            15,221          18,568
5                   21,900            26,364           31,603         15,972            20,435          25,675
6                   25,930            32,203           39,871         19,562            25,835          33,502
7                   29,826            38,229           48,926         23,018            31,420          42,117
8                   33,589            44,449           58,853         26,341            37,201          51,605
9                   37,156            50,806           69,680         29,467            43,118          61,992
10                  40,557            57,338           81,532         32,429            49,209          73,404
15                  54,936            92,693          160,312         54,936            92,693         160,312
20                  66,883           137,267          295,502         66,883           137,267         295,502
30 (AGE 65)         83,871           265,524          903,551         83,871           265,524         903,551
40 (AGE 75)         73,807           472,732        2,570,085         73,807           472,732       2,570,085
50 (AGE 85)              *           814,685        7,160,638              *           814,685       7,160,638
60 (AGE 95)              *         1,343,675       19,631,979              *         1,343,675      19,631,979



* In the absence of an additional payment, the Policy would lapse.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Transamerica or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

                TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35


       Specified Amount $500,000             Ultimate Select Class
       Annual Premium $5,500                 Death Benefit Option A
                Using Guaranteed Cost of Insurance Rates




END OF             PREMIUMS                                      DEATH BENEFIT
POLICY           ACCUMULATED                          ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                AT 5%                                 ANNUAL INVESTMENT RETURN OF
                                        0% (GROSS)                 6% (GROSS)                 12% (GROSS)
                                 -1.82% (NET) YEARS 1-15     4.18% (NET) YEARS 1-15     10.18% (NET) YEARS 1-15
                                  -1.22% (NET) YEARS 16+      4.78% (NET) YEARS 16+     10.78% (NET) YEARS 16+
1                     5,775              500,000                           500,000               500,000
2                    11,839              500,000                           500,000               500,000
3                    18,206              500,000                           500,000               500,000
4                    24,891              500,000                           500,000               500,000
5                    31,911              500,000                           500,000               500,000
6                    39,281              500,000                           500,000               500,000
7                    47,020              500,000                           500,000               500,000
8                    55,146              500,000                           500,000               500,000
9                    63,678              500,000                           500,000               500,000
10                   72,637              500,000                           500,000               500,000
15                  124,616              500,000                           500,000               500,000
20                  190,956              500,000                           500,000               500,000
30 (AGE 65)         383,684              500,000                           500,000             1,056,902
40 (AGE 75)         697,619                    *                           500,000             2,570,181
50 (AGE 85)       1,208,985                    *                           612,373             6,819,919
60 (AGE 95)       2,041,946                    *                           940,357            17,034,952



END OF                            CASH VALUE                                   NET SURRENDER VALUE
POLICY                ASSUMING HYPOTHETICAL GROSS AND NET              ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                      ANNUAL INVESTMENT RETURN OF                      ANNUAL INVESTMENT RETURN OF
                  0% (GROSS)       6% (GROSS)      12% (GROSS)      0% (GROSS)       6% (GROSS)     12% (GROSS)
                 -1.82% (NET)     4.18% (NET)     10.18% (NET)     -1.82% (NET)     4.18% (NET)     10.18% (NET)
                  YEARS 1-15       YEARS 1-15      YEARS 1-15       YEARS 1-15       YEARS 1-15      YEARS 1-15
                 -1.22% (NET)     4.78% (NET)     10.78% (NET)     -1.22% (NET)     4.78% (NET)     10.78% (NET)
                   YEARS 16+       YEARS 16+        YEARS 16+        YEARS 16+       YEARS 16+       YEARS 16+
1                    4,583            4,886             5,190            415              718            1,022
2                    8,983            9,875            10,805          4,374            5,267            6,196
3                   13,257           15,027            16,945          8,209            9,978           11,897
4                   17,404           20,345            23,664         11,916           14,857           18,176
5                   21,419           25,829            31,012         15,490           19,901           25,083
6                   25,298           31,483            39,052         18,929           25,115           32,684
7                   29,031           37,302            47,845         22,223           30,494           41,037
8                   32,623           43,295            57,473         25,375           36,046           50,225
9                   36,063           49,458            68,013         28,375           41,770           60,325
10                  39,354           55,802            79,565         31,226           47,674           71,437
15                  53,263           90,175           156,445         53,263           90,175          156,445
20                  63,742          132,501           287,680         63,742          132,501          287,680
30 (AGE 65)         55,512          234,244           866,313         55,512          234,244          866,313
40 (AGE 75)              *          361,217         2,402,039              *          361,217        2,402,039
50 (AGE 85)              *          583,212         6,495,161              *          583,212        6,495,161
60 (AGE 95)              *          931,046        16,866,289              *          931,046       16,866,289



* In the absence of an additional payment, the Policy would lapse.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Transamerica or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

APPENDIX B
WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical assets returning the inflation rate over the period from the end of 1925 to the end of 2000. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.

     Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 75-year period: investments of $1.00 in these assets would have grown to $2,586.52 and $6,402.23, respectively, by year-end 2000. This higher growth was earned by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $48.86.

     The lowest-risk strategy over the past 75 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1925 - 2000 period.

[GRAPHIC OMITTED]

                   COMPOUND ANNUAL RATES OF RETURN BY DECADE


                              1920s*     1930s      1940s      1950s      1960s       1970s      1980s     1990s      2000**
Large Company ............   19.2%      -0.1%       9.2%       19.4%      7.8%        5.9%       17.5%     18.2%      -9.1%
Small Company ............   -4.5        1.4       20.7        16.9      15.5        11.5        15.8      15.1       -3.6
Long-Term Corp. ..........    5.2        6.9        2.7         1.0       1.7         6.2        13.0       8.3       12.9
Long-Term Govt. ..........    5.0        4.9        3.2        -0.1       1.4         5.5        12.6       9.0       21.5
Inter-Term Govt. .........    4.2        4.6        1.8         1.3       3.5         7.0        11.9       7.2       12.6
Treasury Bills ...........    3.7        0.6        0.4         1.9       3.9         6.3         8.9       4.9        5.9
Inflation ................   -1.1       -2.0        5.4         2.2       2.5         7.4         5.1       2.9        3.4


----------------

 * Based on the period 1926-1929.
** Based on calendar year 2000 only.

Used with permission. (c)2001 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

Index to Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3:

Report of Independent Auditors dated January 31, 2001

Statements of Assets and Liabilities at December 31, 2000

Statements of Operations for the period ended December 31, 2000

Statements of Changes in Net Assets for the period ended December 31, 2000

Financial Highlights for the period ended December 31, 2000

Notes to Financial Statements.


TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY:


Report of Independent Auditors dated April 13, 2001
Statutory-Basis Balance Sheets at December 31, 2000 and 1999

Statutory-Basis Statements of Operations for the years ended December 31, 2000, 1999 and 1998

Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 2000, 1999 and 1998

Statutory-Basis Statements of Cash Flow for the years ended December 31, 2000, 1999 and 1998
Notes to Statutory-Basis Financial Statements
Statutory-Basis Financial Statement Schedules

TA00001-5/01

                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Policy Owners of the Transamerica Occidental Life Separate Account VUL-3
Transamerica Occidental Life Insurance Company


  We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the Transamerica Occidental Life Separate Account VUL 3 (the "Separate Account," a separate account of Transamerica Occidental Life Insurance Company) as of December 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of mutual fund shares owned as of December 31, 2000, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


  In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Transamerica Occidental Life Separate Account VUL-3 at December 31, 2000, and the results of their operations and changes in net assets, and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

[GRAPHIC OMITTED]


ERNST & YOUNG LLP
Des Moines, Iowa
January 31, 2001

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3
STATEMENTS OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS


                                                                                                      WRL          WRL
                                                             WRL           WRL          WRL          LKCM          VKAM
                                                         J.P. MORGAN      AEGON        JANUS       STRATEGIC     EMERGING
                                                        MONEY MARKET      BOND        GROWTH     TOTAL RETURN     GROWTH
                                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
ASSETS:
 Investment in securities:
  Number of shares ...................................          26             2           1             2             1
                                                                ==             =           =             =             =
  Cost ...............................................     $    26       $    26      $   31        $   28        $   36
                                                           =======       =======      ======        ======        ======
 Investment, at net asset value ......................     $    26       $    27      $   20        $   26        $   24
 Transfers receivable from depositor .................           0             2           0             0             0
                                                           -------       -------      ------        ------        ------
  Total assets .......................................          26            29          20            26            24
                                                           -------       -------      ------        ------        ------
LIABILITIES:
 Accrued expenses ....................................           0             0           0             0             0
 Transfers payable to depositor ......................           0             0           0             0             0
                                                           -------       -------      ------        ------        ------
  Total liabilities ..................................           0             0           0             0             0
                                                           -------       -------      ------        ------        ------
  Net assets .........................................     $    26       $    29      $   20        $   26        $   24
                                                           =======       =======      ======        ======        ======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................     $     0       $     2      $    3        $    1        $    4
 Depositor's equity ..................................          26            27          17            25            20
                                                           -------       -------      ------        ------        ------
  Net assets applicable to units outstanding .........     $    26       $    29      $   20        $   26        $   24
                                                           =======       =======      ======        ======        ======
 Policy Owners' units ................................           0             0           0             0             0
 Depositor's units ...................................           3             3           3             3             3
                                                           -------       -------      ------        ------        ------
  Units outstanding ..................................           3             3           3             3             3
                                                           =======       =======      ======        ======        ======
  Accumulation unit value ............................     $ 10.36       $ 10.81      $ 6.94        $ 9.83        $ 7.93
                                                           =======       =======      ======        ======        ======




See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS


                                                              WRL                           WRL            WRL
                                                             ALGER           WRL         FEDERATED        DEAN           WRL
                                                          AGGRESSIVE        AEGON        GROWTH &         ASSET        C.A.S.E.
                                                            GROWTH        BALANCED        INCOME       ALLOCATION       GROWTH
                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
 Investment in securities:
  Number of shares ...................................           1               2              2              2             2
                                                                 =               =              =              =             =
  Cost ...............................................      $   34         $    26        $    26        $    27        $   29
                                                            ======         =======        =======        =======        ======
 Investment, at net asset value ......................      $   23         $    27        $    31        $    28        $   21
 Transfers receivable from depositor .................           5               2              0              0             0
                                                            ------         -------        -------        -------        ------
  Total assets .......................................          28              29             31             28            21
                                                            ------         -------        -------        -------        ------
LIABILITIES:
 Accrued expenses ....................................           0               0              0              0             0
 Transfers payable to depositor ......................           0               0              0              0             0
                                                            ------         -------        -------        -------        ------
  Total liabilities ..................................           0               0              0              0             0
                                                            ------         -------        -------        -------        ------
  Net assets .........................................      $   28         $    29        $    31        $    28        $   21
                                                            ======         =======        =======        =======        ======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $   10         $     3        $     0        $     0        $    0
 Depositor's equity ..................................          18              26             31             28            21
                                                            ------         -------        -------        -------        ------
  Net assets applicable to units outstanding .........      $   28         $    29        $    31        $    28        $   21
                                                            ======         =======        =======        =======        ======
 Policy Owners' units ................................           1               0              0              0             0
 Depositor's units ...................................           3               3              3              3             3
                                                            ------         -------        -------        -------        ------
  Units outstanding ..................................           4               3              3              3             3
                                                            ======         =======        =======        =======        ======
  Accumulation unit value ............................      $ 7.10         $ 10.47        $ 12.54        $ 11.16        $ 8.40
                                                            ======         =======        =======        =======        ======




See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS


                                                                            WRL                          WRL          WRL
                                                             WRL             GE            WRL          THIRD     J.P. MORGAN
                                                             NWQ       INTERNATIONAL        GE         AVENUE     REAL ESTATE
                                                        VALUE EQUITY       EQUITY      U.S. EQUITY      VALUE     SECURITIES
                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
ASSETS:
 Investment in securities:
  Number of shares ...................................           2              2              2             2            3
                                                                 =              =              =             =            =
  Cost ...............................................     $    25         $   29         $   26       $    26      $    25
                                                           =======         ======         ======       =======      =======
 Investment, at net asset value ......................     $    27         $   23         $   25       $    28      $    29
 Transfers receivable from depositor .................           0              0              0             0            0
                                                           -------         ------         ------       -------      -------
  Total assets .......................................          27             23             25            28           29
                                                           -------         ------         ------       -------      -------
LIABILITIES:
 Accrued expenses ....................................           0              0              0             0            0
 Transfers payable to depositor ......................           0              0              0             0            0
                                                           -------         ------         ------       -------      -------
  Total liabilities ..................................           0              0              0             0            0
                                                           -------         ------         ------       -------      -------
  Net assets .........................................     $    27         $   23         $   25       $    28      $    29
                                                           =======         ======         ======       =======      =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................     $     0         $    1         $    0       $     0      $     0
 Depositor's equity ..................................          27             22             25            28           29
                                                           -------         ------         ------       -------      -------
  Net assets applicable to units outstanding .........     $    27         $   23         $   25       $    28      $    29
                                                           =======         ======         ======       =======      =======
 Policy Owners' units ................................           0              0              0             0            0
 Depositor's units ...................................           3              3              3             3            3
                                                           -------         ------         ------       -------      -------
  Units outstanding ..................................           3              3              3             3            3
                                                           =======         ======         ======       =======      =======
  Accumulation unit value ............................     $ 10.95         $ 8.81         $ 9.84       $ 11.00      $ 11.67
                                                           =======         ======         ======       =======      =======




See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS


                                                            WRL          WRL            WRL             WRL
                                                          GOLDMAN      GOLDMAN        T. ROWE         T. ROWE       WRL
                                                           SACHS        SACHS          PRICE           PRICE      SALOMON
                                                          GROWTH      SMALL CAP   DIVIDEND GROWTH    SMALL CAP    ALL CAP
                                                        SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
ASSETS:
 Investment in securities:
  Number of shares ...................................         2            2               3              2            2
                                                               =            =               =              =            =
  Cost ...............................................    $   25       $   26         $    25         $   25      $    27
                                                          ======       ======         =======         ======      =======
 Investment, at net asset value ......................    $   23       $   25         $    27         $   22      $    28
 Transfers receivable from depositor .................         0            0               0              0            0
                                                          ------       ------         -------         ------      -------
  Total assets .......................................        23           25              27             22           28
                                                          ------       ------         -------         ------      -------
LIABILITIES:
 Accrued expenses ....................................         0            0               0              0            0
 Transfers payable to depositor ......................         0            0               0              0            0
                                                          ------       ------         -------         ------      -------
  Total liabilities ..................................         0            0               0              0            0
                                                          ------       ------         -------         ------      -------
  Net assets .........................................    $   23       $   25         $    27         $   22      $    28
                                                          ======       ======         =======         ======      =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................    $    0       $    0         $     0         $    0      $     2
 Depositor's equity ..................................        23           25              27             22           26
                                                          ------       ------         -------         ------      -------
  Net assets applicable to units outstanding .........    $   23       $   25         $    27         $   22      $    28
                                                          ======       ======         =======         ======      =======
 Policy Owners' units ................................         0            0               0              0            0
 Depositor's units ...................................         3            3               3              3            3
                                                          ------       ------         -------         ------      -------
  Units outstanding ..................................         3            3               3              3            3
                                                          ======       ======         =======         ======      =======
  Accumulation unit value ............................    $ 9.27       $ 9.85         $ 10.91         $ 8.82      $ 10.50
                                                          ======       ======         =======         ======      =======


See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS


                                                             WRL            WRL
                                                       PILGRIM BAXTER     DREYFUS
                                                       MID CAP GROWTH     MID CAP
                                                         SUBACCOUNT     SUBACCOUNT
ASSETS:
 Investment in securities:
  Number of shares ..................................           1               2
                                                                =               =
  Cost ..............................................      $   26         $    25
                                                           ======         =======
 Investment, at net asset value .....................      $   21         $    26
 Transfers receivable from depositor ................           0               0
                                                           ------         -------
  Total assets ......................................          21              26
                                                           ------         -------
LIABILITIES:
 Accrued expenses ...................................           0               0
 Transfers payable to depositor .....................           0               0
                                                           ------         -------
  Total liabilities .................................           0               0
                                                           ------         -------
  Net assets ........................................      $   21         $    26
                                                           ======         =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ..............................      $    0         $     0
 Depositor's equity .................................          21              26
                                                           ------         -------
  Net assets applicable to units outstanding ........      $   21         $    26
                                                           ======         =======
 Policy Owners' units ...............................           0               0
 Depositor's units ..................................           3               3
                                                           ------         -------
  Units outstanding .................................           3               3
                                                           ======         =======
  Accumulation unit value ...........................      $ 8.21         $ 10.35
                                                           ======         =======

                                                                               WRL           WRL
                                                              WRL             GREAT         GREAT
                                                           VALUE LINE      COMPANIES -   COMPANIES -
                                                       AGGRESSIVE GROWTH    AMERICASM    TECHNOLOGYSM
                                                           SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
ASSETS:
 Investment in securities:
  Number of shares ..................................             2                3             2
                                                                  =                =             =
  Cost ..............................................        $   25          $    26        $   25
                                                             ======          =======        ======
 Investment, at net asset value .....................        $   22          $    29        $   17
 Transfers receivable from depositor ................             0                0             0
                                                             ------          -------        ------
  Total assets ......................................            22               29            17
                                                             ------          -------        ------
LIABILITIES:
 Accrued expenses ...................................             0                0             0
 Transfers payable to depositor .....................             0                0             0
                                                             ------          -------        ------
  Total liabilities .................................             0                0             0
                                                             ------          -------        ------
  Net assets ........................................        $   22          $    29        $   17
                                                             ======          =======        ======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ..............................        $    0          $     1        $    0
 Depositor's equity .................................            22               28            17
                                                             ------          -------        ------
  Net assets applicable to units outstanding ........        $   22          $    29        $   17
                                                             ======          =======        ======
 Policy Owners' units ...............................             0                0             0
 Depositor's units ..................................             3                3             3
                                                             ------          -------        ------
  Units outstanding .................................             3                3             3
                                                             ======          =======        ======
  Accumulation unit value ...........................        $ 8.98          $ 11.31        $ 6.70
                                                             ======          =======        ======


See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS


                                                              WRL             WRL
                                                             GREAT          GABELLI      TRANSAMERICA
                                                          COMPANIES -       GLOBAL           VIF
                                                            GLOBAL2         GROWTH          GROWTH
                                                           SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
ASSETS:
 Investment in securities:
  Number of shares ...................................            2              3               1
                                                                  =              =               =
  Cost ...............................................       $   25         $   26          $   29
                                                             ======         ======          ======
 Investment, at net asset value ......................       $   21         $   24          $   23
 Transfers receivable from depositor .................            0              0               5
                                                             ------         ------          ------
  Total assets .......................................           21             24              28
                                                             ------         ------          ------
LIABILITIES:
 Accrued expenses ....................................            0              0               0
 Transfers payable to depositor ......................            0              0               0
                                                             ------         ------          ------
  Total liabilities ..................................            0              0               0
                                                             ------         ------          ------
  Net assets .........................................       $   21         $   24          $   28
                                                             ======         ======          ======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................       $    0         $    1          $    7
 Depositor's equity ..................................           21             23              21
                                                             ------         ------          ------
  Net assets applicable to units outstanding .........       $   21         $   24          $   28
                                                             ======         ======          ======
 Policy Owners' units ................................            0              0               0
 Depositor's units ...................................            3              3               3
                                                             ------         ------          ------
  Units outstanding ..................................            3              3               3
                                                             ======         ======          ======
  Accumulation unit value ............................       $ 8.51         $ 9.07          $ 8.44
                                                             ======         ======          ======


See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS


                                                          FIDELITY VIP III
                                                               GROWTH         FIDELITY VIP II     FIDELITY VIP
                                                           OPPORTUNITIES       CONTRAFUND(R)      EQUITY-INCOME
                                                             SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
ASSETS:
 Investment in securities:
  Number of shares ...................................              1                   1                  1
                                                                    =                   =                  =
  Cost ...............................................         $   25              $   26            $    25
                                                               ======              ======            =======
 Investment, at net asset value ......................         $   21              $   25            $    27
 Transfers receivable from depositor .................              0                   0                  0
                                                               ------              ------            -------
  Total assets .......................................             21                  25                 27
                                                               ------              ------            -------
LIABILITIES:
 Accrued expenses ....................................              0                   0                  0
 Transfers payable to depositor ......................              0                   0                  0
                                                               ------              ------            -------
  Total liabilities ..................................              0                   0                  0
                                                               ------              ------            -------
  Net assets .........................................         $   21              $   25            $    27
                                                               ======              ======            =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................         $    0              $    1            $     0
 Depositor's equity ..................................             21                  24                 27
                                                               ------              ------            -------
  Net assets applicable to units outstanding .........         $   21              $   25            $    27
                                                               ======              ======            =======
 Policy Owners' units ................................              0                   0                  0
 Depositor's units ...................................              3                   3                  3
                                                               ------              ------            -------
  Units outstanding ..................................              3                   3                  3
                                                               ======              ======            =======
  Accumulation unit value ............................         $ 8.56              $ 9.38            $ 10.99
                                                               ======              ======            =======




See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                               WRL             WRL
                                                           J.P. MORGAN        AEGON
                                                           MONEY MARKET        BOND
                                                          SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .......................................       $  1            $  1
 Capital gain distributions ............................          0               0
                                                               ----            ----
  Total investment income ..............................          1               1
EXPENSES:
 Mortality and expense risk ............................          0               0
                                                               ----            ----
  Net investment income (loss) .........................          1               1
                                                               ----            ----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....          0               0
 Change in unrealized appreciation (depreciation) ......          0               1
                                                               ----            ----
  Net gain (loss) on investment securities .............          0               1
                                                               ----            ----
   Net increase (decrease) in net assets resulting
     from operations ...................................       $  1            $  2
                                                               ====            ====

                                                                               WRL             WRL
                                                               WRL             LKCM           VKAM
                                                              JANUS         STRATEGIC       EMERGING
                                                              GROWTH       TOTAL RETURN      GROWTH
                                                          SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .......................................      $   0           $  0           $   0
 Capital gain distributions ............................          3              2               7
                                                              -----           ----           -----
  Total investment income ..............................          3              2               7
EXPENSES:
 Mortality and expense risk ............................          0              0               0
                                                              -----           ----           -----
  Net investment income (loss) .........................          3              2               7
                                                              -----           ----           -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....          0              0               0
 Change in unrealized appreciation (depreciation) ......        (11)            (2)            (12)
                                                              -----           -----          -----
  Net gain (loss) on investment securities .............        (11)            (2)            (12)
                                                              -----           -----          -----
   Net increase (decrease) in net assets resulting
     from operations ...................................      $  (8)          $  0           $  (5)
                                                              =====           ====           =====



                                                               WRL
                                                              ALGER            WRL
                                                            AGGRESSIVE        AEGON
                                                              GROWTH         BALANCED
                                                          SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .......................................      $   0            $  0
 Capital gain distributions ............................          3               0
                                                              -----            ----
  Total investment income ..............................          3               0
EXPENSES:
 Mortality and expense risk ............................          0               0
                                                              -----            ----
  Net investment income (loss) .........................          3               0
                                                              -----            ----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....          0               0
 Change in unrealized appreciation (depreciation).......        (11)              1
                                                              -----            ----
  Net gain (loss) on investment securities .............        (11)              1
                                                              -----            ----
   Net increase (decrease) in net assets resulting
     from operations ...................................      $  (8)           $  1
                                                              =====            ====

                                                               WRL             WRL
                                                            FEDERATED          DEAN            WRL
                                                             GROWTH &         ASSET         C.A.S.E.
                                                              INCOME        ALLOCATION       GROWTH
                                                          SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .......................................       $  1            $  1          $   3
 Capital gain distributions ............................          0               1              1
                                                               ----            ----          -----
  Total investment income ..............................          1               2              4
EXPENSES:
 Mortality and expense risk ............................          0               0              0
                                                               ----            ----          -----
  Net investment income (loss) .........................          1               2              4
                                                               ----            ----          -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....          0               0              0
 Change in unrealized appreciation (depreciation).......          5               1             (8)
                                                               ----            ----          ------
  Net gain (loss) on investment securities .............          5               1             (8)
                                                               ----            ----          ------
   Net increase (decrease) in net assets resulting
     from operations ...................................       $  6            $  3          $  (4)
                                                               ====            ====          =====


See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                                               WRL
                                                               WRL              GE
                                                               NWQ        INTERNATIONAL
                                                           VALUE EQUITY       EQUITY
                                                          SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .......................................       $  0           $   0
 Capital gain distributions ............................          0               3
                                                               ----           -----
  Total investment income ..............................          0               3
EXPENSES:
 Mortality and expense risk ............................          0               0
                                                               ----           -----
  Net investment income (loss) .........................          0               3
                                                               ----           -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....          0               0
 Change in unrealized appreciation (depreciation) ......          2              (6)
                                                               ----           ------
  Net gain (loss) on investment securities .............          2              (6)
                                                               ----           ------
   Net increase (decrease) in net assets resulting
     from operations ...................................       $  2           $  (3)
                                                               ====           =====

                                                                               WRL             WRL
                                                               WRL            THIRD        J.P. MORGAN
                                                                GE            AVENUE       REAL ESTATE
                                                           U.S. EQUITY        VALUE        SECURITIES
                                                          SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .......................................      $  0             $ 0             $ 0
 Capital gain distributions ............................         1               1               0
                                                              ----             ---             ---
  Total investment income ..............................         1               1               0
EXPENSES:
 Mortality and expense risk ............................         0               0               0
                                                              ----             ---             ---
  Net investment income (loss) .........................         1               1               0
                                                              ----             ---             ---
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....         0               0               0
 Change in unrealized appreciation (depreciation) ......        (1)              2               4
                                                              -----            ---             ---
  Net gain (loss) on investment securities .............        (1)              2               4
                                                              -----            ---             ---
   Net increase (decrease) in net assets resulting
     from operations ...................................      $  0             $ 3             $ 4
                                                              ====             ===             ===



                                                               WRL             WRL
                                                             GOLDMAN         GOLDMAN
                                                              SACHS           SACHS
                                                              GROWTH        SMALL CAP
                                                          SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .......................................      $   0           $  1
 Capital gain distributions ............................          0              0
                                                              -----           ----
  Total investment income ..............................          0              1
EXPENSES:
 Mortality and expense risk ............................          0              0
                                                              -----           ----
  Net investment income (loss) .........................          0              1
                                                              -----           ----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....          0              0
 Change in unrealized appreciation (depreciation).......         (2)            (1)
                                                              ------          -----
  Net gain (loss) on investment securities .............         (2)            (1)
                                                              ------          -----
   Net increase (decrease) in net assets resulting
     from operations ...................................      $  (2)          $  0
                                                              =====           ====

                                                                WRL              WRL
                                                              T. ROWE          T. ROWE           WRL
                                                               PRICE            PRICE          SALOMON
                                                          DIVIDEND GROWTH     SMALL CAP        ALL CAP
                                                           SUBACCOUNT(1)    SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .......................................        $ 0             $   0            $ 0
 Capital gain distributions ............................          0                 0              0
                                                                ---             -----            ---
  Total investment income ..............................          0                 0              0
EXPENSES:
 Mortality and expense risk ............................          0                 0              0
                                                                ---             -----            ---
  Net investment income (loss) .........................          0                 0              0
                                                                ---             -----            ---
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....          0                 0              0
 Change in unrealized appreciation (depreciation).......          2                (3)             1
                                                                ---             ------           ---
  Net gain (loss) on investment securities .............          2                (3)             1
                                                                ---             ------           ---
   Net increase (decrease) in net assets resulting
     from operations ...................................        $ 2             $  (3)           $ 1
                                                                ===             =====            ===


See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                                    WRL             WRL
                                                              PILGRIM BAXTER      DREYFUS
                                                              MID CAP GROWTH      MID CAP
                                                               SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income ...........................................      $   0             $  0
 Capital gain distributions ................................          0                0
                                                                  -----             ----
  Total investment income ..................................          0                0
EXPENSES:
 Mortality and expense risk ................................          0                0
                                                                  -----             ----
  Net investment income (loss) .............................          0                0
                                                                  -----             ----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........          0                0
 Change in unrealized appreciation (depreciation) ..........         (5)               1
                                                                  ------            ----
  Net gain (loss) on investment securities .................         (5)               1
                                                                  ------            ----
   Net increase (decrease) in net assets resulting
     from operations .......................................      $  (5)            $  1
                                                                  =====             ====

                                                                                       WRL             WRL
                                                                     WRL              GREAT           GREAT
                                                                  VALUE LINE       COMPANIES -     COMPANIES -
                                                              AGGRESSIVE GROWTH     AMERICASM     TECHNOLOGYSM
                                                                SUBACCOUNT(1)     SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income ...........................................        $   0              $ 0           $   0
 Capital gain distributions ................................            0                0               0
                                                                    -----              ---           -----
  Total investment income ..................................            0                0               0
EXPENSES:
 Mortality and expense risk ................................            0                0               0
                                                                    -----              ---           -----
  Net investment income (loss) .............................            0                0               0
                                                                    -----              ---           -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........            0                0               0
 Change in unrealized appreciation (depreciation) ..........           (3)               3              (8)
                                                                    ------             ---           ------
  Net gain (loss) on investment securities .................           (3)               3              (8)
                                                                    ------             ---           ------
   Net increase (decrease) in net assets resulting
     from operations .......................................        $  (3)             $ 3           $  (8)
                                                                    =====              ===           =====



                                                            WRL              WRL
                                                           GREAT           GABELLI        TRANSAMERICA
                                                        COMPANIES -         GLOBAL            VIF
                                                          GLOBAL2           GROWTH           GROWTH
                                                       SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income ....................................      $   0            $   0            $   0
 Capital gain distributions .........................          0                0                2
                                                           -----            -----            -----
  Total investment income ...........................          0                0                2
EXPENSES:
 Mortality and expense risk .........................          0                0                0
                                                           -----            -----            -----
  Net investment income (loss) ......................          0                0                2
                                                           -----            -----            -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities ..          0                0                0
 Change in unrealized appreciation (depreciation) ...         (4)              (2)              (6)
                                                           ------           ------           ------
  Net gain (loss) on investment securities ..........         (4)              (2)              (6)
                                                           ------           ------           ------
   Net increase (decrease) in net assets resulting
     from operations ................................      $  (4)           $  (2)           $  (4)
                                                           =====            =====            =====


See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                              FIDELITY VIP III
                                                                   GROWTH       FIDELITY VIP II    FIDELITY VIP
                                                               OPPORTUNITIES     CONTRAFUND(R)    EQUITY-INCOME
                                                               SUBACCOUNT(1)     SUBACCOUNT(1)    SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income ...........................................       $   0             $   0             $ 0
 Capital gain distributions ................................           0                 0               0
                                                                   -----             -----             ---
  Total investment income ..................................           0                 0               0
EXPENSES:
 Mortality and expense risk ................................           0                 0               0
                                                                   -----             -----             ---
  Net investment income (loss) .............................           0                 0               0
                                                                   -----             -----             ---
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........           0                 0               0
 Change in unrealized appreciation (depreciation) ..........          (4)               (1)              2
                                                                   ------            ------            ---
  Net gain (loss) on investment securities .................          (4)               (1)              2
                                                                   ------            ------            ---
   Net increase (decrease) in net assets resulting
     from operations .......................................       $  (4)            $  (1)            $ 2
                                                                   =====             =====             ===




See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                                                                                  WRL
                                                            WRL               WRL               WRL              LKCM
                                                        J.P. MORGAN          AEGON             JANUS           STRATEGIC
                                                        MONEY MARKET          BOND             GROWTH        TOTAL RETURN
                                                       SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)
OPERATIONS:
 Net investment income (loss) .....................         $  1              $  1             $   3             $  2
 Net gain (loss) on investment securities .........            0                 1               (11)              (2)
                                                            ----              ----             -----             -----
 Net increase (decrease) in net assets
  resulting from operations .......................            1                 2                (8)               0
                                                            ----              ----             ------            ----
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........            0                 2                 3                1
                                                            ----              ----             -----             ----
 Less cost of units redeemed:
  Administrative charges ..........................            0                 0                 0                0
  Policy loans ....................................            0                 0                 0                0
  Surrender benefits ..............................            0                 0                 0                0
  Death benefits ..................................            0                 0                 0                0
                                                            ----              ----             -----             ----
                                                               0                 0                 0                0
                                                            ----              ----             -----             ----
  Increase (decrease) in net assets from
   capital unit transactions ......................            0                 2                 3                1
                                                            ----              ----             -----             ----
  Net increase (decrease) in net assets ...........            1                 4                (5)               1
 Depositor's equity contribution
  (net redemption) ................................           25                25                25               25
NET ASSETS:
 Beginning of year ................................            0                 0                 0                0
                                                            ----              ----             -----             ----
 End of year ......................................         $ 26              $ 29             $  20             $ 26
                                                            ====              ====             =====             ====
UNIT ACTIVITY:
 Units outstanding - beginning of year ............            0                 0                 0                0
 Units issued .....................................            3                 3                 3                3
 Units redeemed ...................................            0                 0                 0                0
                                                            ----              ----             -----             ----
 Units outstanding - end of year ..................            3                 3                 3                3
                                                            ====              ====             =====             ====




See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                            WRL               WRL                                 WRL
                                                            VKAM             ALGER              WRL            FEDERATED
                                                          EMERGING         AGGRESSIVE          AEGON           GROWTH &
                                                           GROWTH            GROWTH           BALANCED          INCOME
                                                       SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)
OPERATIONS:
 Net investment income (loss) .....................        $   7             $   3              $  0             $  1
 Net gain (loss) on investment securities .........          (12)              (11)                1                5
                                                           -----             -----              ----             ----
 Net increase (decrease) in net assets
  resulting from operations .......................           (5)               (8)                1                6
                                                           ------            ------             ----             ----
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........            4                11                 3                0
                                                           -----             -----              ----             ----
 Less cost of units redeemed:
  Administrative charges ..........................            0                 0                 0                0
  Policy loans ....................................            0                 0                 0                0
  Surrender benefits ..............................            0                 0                 0                0
  Death benefits ..................................            0                 0                 0                0
                                                           -----             -----              ----             ----
                                                               0                 0                 0                0
                                                           -----             -----              ----             ----
  Increase (decrease) in net assets from
   capital unit transactions ......................            4                11                 3                0
                                                           -----             -----              ----             ----
  Net increase (decrease) in net assets ...........           (1)                3                 4                6
 Depositor's equity contribution
  (net redemption) ................................           25                25                25               25
NET ASSETS:
 Beginning of year ................................            0                 0                 0                0
                                                           -----             -----              ----             ----
 End of year ......................................        $  24             $  28              $ 29             $ 31
                                                           =====             =====              ====             ====
UNIT ACTIVITY:
 Units outstanding - beginning of year ............            0                 0                 0                0
 Units issued .....................................            3                 4                 3                3
 Units redeemed ...................................            0                 0                 0                0
                                                           -----             -----              ----             ----
 Units outstanding - end of year ..................            3                 4                 3                3
                                                           =====             =====              ====             ====




See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                            WRL                                                   WRL
                                                            DEAN              WRL               WRL               GE
                                                           ASSET            C.A.S.E.            NWQ          INTERNATIONAL
                                                         ALLOCATION          GROWTH         VALUE EQUITY        EQUITY
                                                       SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)
OPERATIONS:
 Net investment income (loss) .....................         $  2             $  4               $  0             $  3
 Net gain (loss) on investment securities .........            1               (8)                 2               (6)
                                                            ----             -----              ----             -----
 Net increase (decrease) in net assets
  resulting from operations .......................            3               (4)                 2               (3)
                                                            ----             -----              ----             -----
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........            0                0                  0                1
                                                            ----             ----               ----             ----
 Less cost of units redeemed:
  Administrative charges ..........................            0                0                  0                0
  Policy loans ....................................            0                0                  0                0
  Surrender benefits ..............................            0                0                  0                0
  Death benefits ..................................            0                0                  0                0
                                                            ----             ----               ----             ----
                                                               0                0                  0                0
                                                            ----             ----               ----             ----
  Increase (decrease) in net assets from
   capital unit transactions ......................            0                0                  0                1
                                                            ----             ----               ----             ----
  Net increase (decrease) in net assets ...........            3               (4)                 2               (2)
 Depositor's equity contribution
  (net redemption) ................................           25               25                 25               25
NET ASSETS:
 Beginning of year ................................            0                0                  0                0
                                                            ----             ----               ----             ----
 End of year ......................................         $ 28             $ 21               $ 27             $ 23
                                                            ====             ====               ====             ====
UNIT ACTIVITY:
 Units outstanding - beginning of year ............            0                0                  0                0
 Units issued .....................................            3                3                  3                3
 Units redeemed ...................................            0                0                  0                0
                                                            ----             ----               ----             ----
 Units outstanding - end of year ..................            3                3                  3                3
                                                            ====             ====               ====             ====




See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                                              WRL               WRL               WRL
                                                            WRL              THIRD          J.P. MORGAN         GOLDMAN
                                                             GE              AVENUE         REAL ESTATE          SACHS
                                                        U.S. EQUITY          VALUE           SECURITIES         GROWTH
                                                       SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)
OPERATIONS:
 Net investment income (loss) .....................        $  1               $  1              $  0             $  0
 Net gain (loss) on investment securities .........          (1)                 2                 4               (2)
                                                           -----              ----              ----             -----
 Net increase (decrease) in net assets
  resulting from operations .......................           0                  3                 4               (2)
                                                           ----               ----              ----             -----
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........           0                  0                 0                0
                                                           ----               ----              ----             ----
 Less cost of units redeemed:
  Administrative charges ..........................           0                  0                 0                0
  Policy loans ....................................           0                  0                 0                0
  Surrender benefits ..............................           0                  0                 0                0
  Death benefits ..................................           0                  0                 0                0
                                                           ----               ----              ----             ----
                                                              0                  0                 0                0
                                                           ----               ----              ----             ----
  Increase (decrease) in net assets from
   capital unit transactions ......................           0                  0                 0                0
                                                           ----               ----              ----             ----
  Net increase (decrease) in net assets ...........           0                  3                 4               (2)
 Depositor's equity contribution
  (net redemption) ................................          25                 25                25               25
NET ASSETS:
 Beginning of year ................................           0                  0                 0                0
                                                           ----               ----              ----             ----
 End of year ......................................        $ 25               $ 28              $ 29             $ 23
                                                           ====               ====              ====             ====
UNIT ACTIVITY:
 Units outstanding - beginning of year ............           0                  0                 0                0
 Units issued .....................................           3                  3                 3                3
 Units redeemed ...................................           0                  0                 0                0
                                                           ----               ----              ----             ----
 Units outstanding - end of year ..................           3                  3                 3                3
                                                           ====               ====              ====             ====




See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                             WRL                WRL                WRL
                                                           GOLDMAN            T. ROWE            T. ROWE             WRL
                                                            SACHS              PRICE              PRICE            SALOMON
                                                          SMALL CAP       DIVIDEND GROWTH       SMALL CAP          ALL CAP
                                                        SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)     SUBACCOUNT(1)
 OPERATIONS:
  Net investment income (loss) .....................        $  1                $  0              $  0              $  0
  Net gain (loss) on investment securities .........          (1)                  2                (3)                1
                                                            -----               ----              -----             ----
  Net increase (decrease) in net assets
   resulting from operations .......................           0                   2                (3)                1
                                                            ----                ----              -----             ----
 CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred) ...........           0                   0                 0                 2
                                                            ----                ----              ----              ----
  Less cost of units redeemed:
   Administrative charges ..........................           0                   0                 0                 0
   Policy loans ....................................           0                   0                 0                 0
   Surrender benefits ..............................           0                   0                 0                 0
   Death benefits ..................................           0                   0                 0                 0
                                                            ----                ----              ----              ----
                                                               0                   0                 0                 0
                                                            ----                ----              ----              ----
   Increase (decrease) in net assets from
    capital unit transactions ......................           0                   0                 0                 2
                                                            ----                ----              ----              ----
   Net increase (decrease) in net assets ...........           0                   2                (3)                3
  Depositor's equity contribution
   (net redemption) ................................          25                  25                25                25
 NET ASSETS:
  Beginning of year ................................           0                   0                 0                 0
                                                            ----                ----              ----              ----
  End of year ......................................        $ 25                $ 27              $ 22              $ 28
                                                            ====                ====              ====              ====
 UNIT ACTIVITY:
  Units outstanding - beginning of year ............           0                   0                 0                 0
  Units issued .....................................           3                   3                 3                 3
  Units redeemed ...................................           0                   0                 0                 0
                                                            ----                ----              ----              ----
  Units outstanding - end of year ..................           3                   3                 3                 3
                                                            ====                ====              ====              ====




See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                                                                                        WRL
                                                              WRL               WRL                 WRL                GREAT
                                                        PILGRIM BAXTER        DREYFUS            VALUE LINE         COMPANIES -
                                                        MID CAP GROWTH        MID CAP        AGGRESSIVE GROWTH       AMERICASM
                                                         SUBACCOUNT(1)     SUBACCOUNT(1)       SUBACCOUNT(1)       SUBACCOUNT(1)
 OPERATIONS:
  Net investment income (loss) .....................         $  0               $  0               $  0                $  0
  Net gain (loss) on investment securities .........           (5)                 1                 (3)                  3
                                                             -----              ----               -----               ----
  Net increase (decrease) in net assets
   resulting from operations .......................           (5)                 1                 (3)                  3
                                                             -----              ----               -----               ----
 CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred) ...........            1                  0                  0                   1
                                                             ----               ----               ----                ----
  Less cost of units redeemed:
   Administrative charges ..........................            0                  0                  0                   0
   Policy loans ....................................            0                  0                  0                   0
   Surrender benefits ..............................            0                  0                  0                   0
   Death benefits ..................................            0                  0                  0                   0
                                                             ----               ----               ----                ----
                                                                0                  0                  0                   0
                                                             ----               ----               ----                ----
   Increase (decrease) in net assets from
     capital unit transactions .....................            1                  0                  0                   1
                                                             ----               ----               ----                ----
   Net increase (decrease) in net assets ...........           (4)                 1                 (3)                  4
  Depositor's equity contribution
   (net redemption) ................................           25                 25                 25                  25
 NET ASSETS:
  Beginning of year ................................            0                  0                  0                   0
                                                             ----               ----               ----                ----
  End of year ......................................         $ 21               $ 26               $ 22                $ 29
                                                             ====               ====               ====                ====
 UNIT ACTIVITY:
  Units outstanding - beginning of year ............            0                  0                  0                   0
  Units issued .....................................            3                  3                  3                   3
  Units redeemed ...................................            0                  0                  0                   0
                                                             ----               ----               ----                ----
  Units outstanding - end of year ..................            3                  3                  3                   3
                                                             ====               ====               ====                ====


See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                              WRL               WRL               WRL
                                                             GREAT             GREAT            GABELLI        TRANSAMERICA
                                                          COMPANIES -       COMPANIES -          GLOBAL             VIF
                                                          TECHNOLOGYSM        GLOBAL2            GROWTH           GROWTH
                                                         SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)
  OPERATIONS:
   Net investment income (loss) .....................        $  0              $  0              $  0              $  2
   Net gain (loss) on investment securities .........          (8)               (4)               (2)               (6)
                                                             -----             -----             -----             -----
   Net increase (decrease) in net assets
     resulting from operations ......................          (8)               (4)               (2)               (4)
                                                             -----             -----             -----             -----
  CAPITAL UNIT TRANSACTIONS:
   Proceeds from units sold (transferred) ...........           0                 0                 1                 7
                                                             ----              ----              ----              ----
   Less cost of units redeemed:
     Administrative charges .........................           0                 0                 0                 0
     Policy loans ...................................           0                 0                 0                 0
     Surrender benefits .............................           0                 0                 0                 0
     Death benefits .................................           0                 0                 0                 0
                                                             ----              ----              ----              ----
                                                                0                 0                 0                 0
                                                             ----              ----              ----              ----
     Increase (decrease) in net assets from
      capital unit transactions .....................           0                 0                 1                 7
                                                             ----              ----              ----              ----
     Net increase (decrease) in net assets ..........          (8)               (4)               (1)                3
   Depositor's equity contribution
     (net redemption) ...............................          25                25                25                25
  NET ASSETS:
   Beginning of year ................................           0                 0                 0                 0
                                                             ----              ----              ----              ----
   End of year ......................................        $ 17              $ 21              $ 24              $ 28
                                                             ====              ====              ====              ====
  UNIT ACTIVITY:
   Units outstanding - beginning of year ............           0                 0                 0                 0
   Units issued .....................................           3                 3                 3                 3
   Units redeemed ...................................           0                 0                 0                 0
                                                             ----              ----              ----              ----
   Units outstanding - end of year ..................           3                 3                 3                 3
                                                             ====              ====              ====              ====




See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                       FIDELITY VIP III
                                                            GROWTH         FIDELITY VIP II     FIDELITY VIP
                                                        OPPORTUNITIES       CONTRAFUND(R)      EQUITY-INCOME
                                                        SUBACCOUNT(1)       SUBACCOUNT(1)      SUBACCOUNT(1)
OPERATIONS:
 Net investment income (loss) .....................         $  0                $  0               $  0
 Net gain (loss) on investment securities .........           (4)                 (1)                 2
                                                            -----               -----              ----
 Net increase (decrease) in net assets
  resulting from operations .......................           (4)                 (1)                 2
                                                            -----               -----              ----
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........            0                   1                  0
                                                            ----                ----               ----
 Less cost of units redeemed:
  Administrative charges ..........................            0                   0                  0
  Policy loans ....................................            0                   0                  0
  Surrender benefits ..............................            0                   0                  0
  Death benefits ..................................            0                   0                  0
                                                            ----                ----               ----
                                                               0                   0                  0
                                                            ----                ----               ----
  Increase (decrease) in net assets from
   capital unit transactions ......................            0                   1                  0
                                                            ----                ----               ----
  Net increase (decrease) in net assets ...........           (4)                  0                  2
 Depositor's equity contribution
  (net redemption) ................................           25                  25                 25
NET ASSETS:
 Beginning of year ................................            0                   0                  0
                                                            ----                ----               ----
 End of year ......................................         $ 21                $ 25               $ 27
                                                            ====                ====               ====
UNIT ACTIVITY:
 Units outstanding - beginning of year ............            0                   0                  0
 Units issued .....................................            3                   3                  3
 Units redeemed ...................................            0                   0                  0
                                                            ----                ----               ----
 Units outstanding - end of year ..................            3                   3                  3
                                                            ====                ====               ====




See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3
FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                                                                   WRL
                                                             WRL               WRL               WRL              LKCM
                                                         J.P. MORGAN          AEGON             JANUS           STRATEGIC
                                                         MONEY MARKET          BOND             GROWTH        TOTAL RETURN
                                                        SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)
Accumulation unit value, beginning of year .........     $    10.00         $   10.00         $  10.00          $ 10.00
                                                         ----------         ---------         --------          -------
 Income from operations:
  Net investment income (loss) .....................           0.36              0.51             1.25             0.77
  Net realized and unrealized gain (loss) on
    investment .....................................           0.00              0.30            (4.31)           (0.94)
                                                         ----------         ---------         --------          -------
    Net income (loss) from operations ..............           0.36              0.81            (3.06)           (0.17)
                                                         ----------         ---------         --------          -------
Accumulation unit value, end of year ...............     $    10.36         $   10.81         $   6.94          $  9.83
                                                         ==========         =========         ========          =======
Total return .......................................           3.60 %            8.14 %         (30.59)%          (1.73)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........     $       26         $      29         $     20          $    26
 Ratio of net investment income (loss) to average
  net assets .......................................           5.26 %            7.38 %          20.45 %          11.57 %



                                                             WRL               WRL                                 WRL
                                                             VKAM             ALGER              WRL            FEDERATED
                                                           EMERGING         AGGRESSIVE          AEGON           GROWTH &
                                                            GROWTH            GROWTH           BALANCED          INCOME
                                                        SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)
Accumulation unit value, beginning of year .........      $  10.00          $  10.00         $    10.00         $  10.00
                                                          --------          --------         ----------         --------
 Income from operations:
   Net investment income (loss) ....................          2.68              1.28               0.14             0.50
   Net realized and unrealized gain (loss) on
    investment .....................................         (4.75)            (4.18)              0.33             2.04
                                                          --------          --------         ----------         --------
    Net income (loss) from operations ..............         (2.07)            (2.90)              0.47             2.54
                                                          --------          --------         ----------         --------
Accumulation unit value, end of year ...............      $   7.93          $   7.10         $    10.47         $  12.54
                                                          ========          ========         ==========         ========
Total return .......................................        (20.71)%          (29.04)%             4.70 %          25.40 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........      $     24          $     28         $       29         $     31
 Ratios of net investment income (loss) to average
   net assets ......................................         41.48 %           21.51 %             1.97 %           6.72 %




See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 2000




                                                             WRL                                                   WRL
                                                             DEAN              WRL               WRL               GE
                                                            ASSET            C.A.S.E.            NWQ          INTERNATIONAL
                                                          ALLOCATION          GROWTH         VALUE EQUITY        EQUITY
                                                        SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)
Accumulation unit value, beginning of year .........      $   10.00         $  10.00          $  10.00          $  10.00
                                                          ---------         --------          --------          --------
 Income from operations:
  Net investment income (loss) .....................           0.78             1.66              0.19              1.32
  Net realized and unrealized gain (loss) on
   investment ......................................           0.38            (3.26)             0.76             (2.51)
                                                          ---------         --------          --------          --------
   Net income (loss) from operations ...............           1.16            (1.60)             0.95             (1.19)
                                                          ---------         --------          --------          --------
Accumulation unit value, end of year ...............      $   11.16         $   8.40          $  10.95          $   8.81
                                                          =========         ========          ========          ========
Total return .......................................          11.64 %         (16.03)%            9.53 %          (11.88)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........      $      28         $     21          $     27          $     23
 Ratios of net investment income (loss) to average
  net assets .......................................          11.28 %          24.67 %            2.73 %           20.73 %



                                                                               WRL               WRL               WRL
                                                             WRL              THIRD          J.P. MORGAN         GOLDMAN
                                                              GE              AVENUE         REAL ESTATE          SACHS
                                                         U.S. EQUITY          VALUE           SECURITIES         GROWTH
                                                        SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)
Accumulation unit value, beginning of year .........       $ 10.00          $   10.00         $  10.00          $  10.00
                                                           -------          ---------         --------          --------
 Income from operations:
  Net investment income (loss) .....................          0.38               0.28             0.07              0.07
  Net realized and unrealized gain (loss) on
   investment ......................................         (0.54)              0.72             1.60             (0.80)
                                                           -------          ---------         --------          --------
   Net income (loss) from operations ...............         (0.16)              1.00             1.67             (0.73)
                                                           -------          ---------         --------          --------
Accumulation unit value, end of year ...............       $  9.84          $   11.00         $  11.67          $   9.27
                                                           =======          =========         ========          ========
Total return .......................................         (1.58)%            10.00 %          16.74 %           (7.31)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........       $    25          $      28         $     29          $     23
 Ratio of net investment income (loss) to average
  net assets .......................................          5.71 %             4.10 %           0.91 %            1.03 %






See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

FINANCIAL HIGHLIGHTS

FOR THE YEAR ENDED DECEMBER 31, 2000



                                                           WRL              WRL              WRL
                                                         GOLDMAN          T. ROWE          T. ROWE           WRL
                                                          SACHS            PRICE            PRICE          SALOMON
                                                        SMALL CAP     DIVIDEND GROWTH     SMALL CAP        ALL CAP
                                                      SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)   SUBACCOUNT(1)
Accumulation unit value, beginning of year ......... $ 10.00         $ 10.00           $ 10.00         $ 10.00
                                                     --------        -------           --------        -------
 Income from operations:
  Net investment income (loss) .....................   0.21          (0.02)              0.04           0.12
  Net realized and unrealized gain (loss) on
   investment ......................................  (0.36)          0.93              (1.22)         0.38
                                                     --------        -------           --------        -------
   Net income (loss) from operations ...............  (0.15)          0.91              (1.18)          0.50
                                                     --------        -------           --------        -------
Accumulation unit value, end of year ............... $  9.85         $10.91            $  8.82         $ 10.50
                                                     ========        =======           ========        =======
Total return .......................................  (1.48)%         9.09 %           (11.77)%         5.00 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) .......... $    25         $   27            $    22         $   28
 Ratios of net investment income (loss) to average
  net assets .......................................   3.19 %        (0.26)%             0.68 %         1.79 %



                                                                                                                WRL
                                                            WRL             WRL               WRL              GREAT
                                                      PILGRIM BAXTER      DREYFUS          VALUE LINE       COMPANIES -
                                                      MID CAP GROWTH      MID CAP      AGGRESSIVE GROWTH     AMERICASM
                                                       SUBACCOUNT(1)   SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)
Accumulation unit value, beginning of year ......... $ 10.00          $ 10.00         $ 10.00              $ 10.00
                                                     --------         -------         --------             --------
 Income from operations:
  Net investment income (loss) .....................   0.04            0.12            (0.06)               (0.06)
  Net realized and unrealized gain (loss) on
   investment ......................................  (1.83)           0.23            (0.96)                1.37
                                                     --------         -------         --------             --------
   Net income (loss) from operations ...............  (1.79)           0.35            (1.02)                1.31
                                                     --------         -------         --------             --------
Accumulation unit value, end of year ............... $  8.21          $ 10.35         $  8.98              $ 11.31
                                                     ========         =======         ========             ========
Total return ....................................... (17.91)%          3.55 %         (10.24)%              13.12 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) .......... $    21          $   26          $    22              $    29
 Ratios of net investment income (loss) to average
  net assets .......................................   0.57 %          1.70 %          (0.90)%              (0.90)%



See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 2000


                                                             WRL               WRL               WRL
                                                            GREAT             GREAT            GABELLI        TRANSAMERICA
                                                         COMPANIES -       COMPANIES -          GLOBAL             VIF
                                                         TECHNOLOGYSM        GLOBAL2            GROWTH           GROWTH
                                                        SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)
Accumulation unit value, beginning of year .........      $  10.00          $  10.00           $ 10.00          $  10.00
                                                          --------          --------           -------          --------
 Income from operations:
  Net investment income (loss) .....................         (0.06)            (0.03)            (0.03)             0.84
  Net realized and unrealized gain (loss) on
   investment ......................................         (3.24)            (1.46)            (0.90)            (2.40)
                                                          --------          --------           -------          --------
   Net income (loss) from operations ...............         (3.30)            (1.49)            (0.93)            (1.56)
                                                          --------          --------           -------          --------
Accumulation unit value, end of year ...............      $   6.70          $   8.51           $  9.07          $   8.44
                                                          ========          ========           =======          ========
Total return .......................................        (33.01)%          (14.85)%           (9.27)%          (15.59)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........      $     17          $     21           $    24          $     28
 Ratio of net investment income (loss) to average
  net assets. ......................................         (0.90)%           (0.90)%           (0.90)%           13.03 %



                                                        FIDELITY VIP III
                                                             GROWTH         FIDELITY VIP II     FIDELITY VIP
                                                         OPPORTUNITIES       CONTRAFUND(R)      EQUITY-INCOME
                                                         SUBACCOUNT(1)       SUBACCOUNT(1)      SUBACCOUNT(1)
Accumulation unit value, beginning of year .........       $  10.00            $  10.00           $ 10.00
                                                           --------            --------           -------
 Income from operations:
  Net investment income (loss) .....................          (0.06)              (0.06)            (0.06)
  Net realized and unrealized gain (loss) on
   investment ......................................          (1.38)              (0.56)             1.05
                                                           --------            --------           -------
   Net income (loss) from operations ...............          (1.44)              (0.62)             0.99
                                                           --------            --------           -------
Accumulation unit value, end of year ...............       $   8.56            $   9.38           $ 10.99
                                                           ========            ========           =======
Total return .......................................         (14.36)%             (6.16)%            9.91%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........       $     21            $     25           $    27
 Ratio of net investment income (loss) to average
  net assets .......................................          (0.90)%             (0.90)%           (0.90)%


See Notes to the Financial Statements, which is an integral part of this report.

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3
NOTES TO THE FINANCIAL STATEMENTS
AT DECEMBER 31, 2000

NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


The Transamerica Occidental Life Separate Account VUL-3 (the "Life Account"), was established as a variable life insurance separate account of Transamerica Occidental Life Insurance Company ("Transamerica", "TOLIC", or the "depositor") and is registered as a unit investment trust ("Trust") under the Investment Company Act of 1940, as amended. The Life Account contains thirty-one investment options referred to as subaccounts. Each subaccount invests exclusively in a corresponding Portfolio (the "Portfolio") of a Series Fund, which collectively is referred to as the "Fund". The Life Account contains five Funds (collectively referred to as the "Funds"). Each Fund is a registered management investment company under the Investment Company Act of 1940, as amended.


SUBACCOUNT INVESTMENT BY FUND:
------------------------------

WRL SERIES FUND, INC.

    WRL J.P. Morgan Money Market
       WRL AEGON Bond
       WRL Janus Growth
       WRL LKCM Strategic Total Return
       WRL VKAM Emerging Growth
       WRL Alger Aggressive Growth
       WRL AEGON Balanced
       WRL Federated Growth & Income
       WRL Dean Asset Allocation
       WRL C.A.S.E. Growth
       WRL NWQ Value Equity
       WRL GE International Equity
       WRL GE U.S. Equity
       WRL Third Avenue Value
       WRL J.P. Morgan Real Estate Securities
       WRL Goldman Sachs Growth
       WRL Goldman Sachs Small Cap
       WRL T. Rowe Price Dividend Growth
       WRL T. Rowe Price Small Cap
       WRL Salomon All Cap
       WRL Pilgrim Baxter Mid Cap Growth
       WRL Dreyfus Mid Cap
       WRL Value Line Aggressive Growth
       WRL Great Companies - America(SM)
       WRL Great Companies - Technology(SM)
       WRL Great Companies - Global(2)
       WRL Gabelli Global Growth

TRANSAMERICA VARIABLE INSURANCE FUND, INC.
    Transamerica VIF Growth Portfolio


VARIABLE INSURANCE PRODUCTS FUND III (VIP III)
    Fidelity VIP III Growth Opportunities Portfolio - Service Class 2 (Referred to as "Fidelity VIP III Growth Opportunities")

VARIABLE INSURANCE PRODUCTS FUND II (VIP II)
    Fidelity VIP II Contrafund(R) Portfolio - Service Class 2 (Referred to as
       "Fidelity VIP II Contrafund(R)")

VARIABLE INSURANCE PRODUCTS FUND (VIP)
    Fidelity VIP Equity-Income Portfolio - Service Class 2 (Referred to as
       "Fidelity VIP Equity-Income")

The WRL Series Fund, Inc. has entered into annually renewable investment advisory agreements for each Portfolio with WRL Investment Management, Inc. ("WRL Management") as investment adviser.


Costs incurred in connection with the advisory services rendered by WRL Management are paid by each Portfolio. WRL Management has entered into sub-advisory agreements with various management companies ("Sub-Advisers"), some of which are affiliates of TOLIC. Each Sub-Adviser is compensated directly by WRL Management. The other four Funds have each entered into a participation agreement for their respective Portfolio among the Fund, its adviser, and Transamerica.

The inception date for all Transamerica subaccounts except WRL Great Companies - Global(2) and WRL Gabelli Global Growth was May 1, 2000. The inception date for WRL Great Companies - Global(2) and WRL Gabelli Global Growth was September 1, 2000. On the inception dates TOLIC made initial contributions to the Life Account of $ 25,000 for 2,500 units per subaccount, totaling $ 725,000 and $ 50,000, respectively.


The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the "Policies") issued by TOLIC. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2000

NOTE 1 -- (CONTINUED)

United States, have been consistently applied in the preparation of the Life Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS

Investments in the Funds' shares are valued at the closing net asset value ("NAV") per share of the underlying Portfolio, as determined by the Funds. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.

B. FEDERAL INCOME TAXES

The operations of the Life Account are a part of and are taxed with the total operations of TOLIC, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to TOLIC. Accordingly, no provision for Federal income taxes has been made.

NOTE 2 -- CHARGES AND DEDUCTIONS

Charges are assessed by TOLIC in connection with the issuance and administration of the Policies.

A. POLICY CHARGES

Under some forms of the Policies, a sales charge and premium taxes are deducted by TOLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.


Under all forms of the Policy, monthly charges against Policy cash values are made to compensate TOLIC for costs of insurance provided.


B. LIFE ACCOUNT CHARGES


A daily charge equal to an annual rate of .90 % of average daily net assets is assessed to compensate TOLIC for assumption of mortality and expense risks for administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual policy level) effectively reduces the value of a unit outstanding during the year.


NOTE 3 -- DIVIDEND DISTRIBUTIONS


Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit value or equity values within the Life Account.


NOTE 4 -- SECURITIES TRANSACTIONS

Securities transactions for the period ended December 31, 2000, are as follows (in thousands):


                                      PURCHASES       PROCEEDS
                                         OF          FROM SALES
SUBACCOUNT                           SECURITIES     OF SECURITIES
---------------------------------   ------------   --------------
WRL J.P. Morgan Money Market            $ 26             $ 0
WRL AEGON Bond                            26               0
WRL Janus Growth                          31               0
WRL LKCM Strategic Total Return           28               0
WRL VKAM Emerging Growth                  36               0
WRL Alger Aggressive Growth               34               0
WRL AEGON Balanced                        26               0
WRL Federated Growth & Income             26               0
WRL Dean Asset Allocation                 27               0
WRL C.A.S.E. Growth                       29               0
WRL NWQ Value Equity                      25               0
WRL GE International Equity               29               0
WRL GE U.S. Equity                        26               0
WRL Third Avenue Value                    26               0
WRL J.P. Morgan Real Estate
  Securities                              25               0
WRL Goldman Sachs Growth                  25               0
WRL Goldman Sachs Small Cap               26               0
WRL T. Rowe Price Dividend
  Growth                                  25               0
WRL T. Rowe Price Small Cap               25               0
WRL Salomon All Cap                       27               0
WRL Pilgrim Baxter Mid Cap
  Growth                                  26               0

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2000

NOTE 4 -- (CONTINUED)


                                       PURCHASES       PROCEEDS
                                          OF          FROM SALES
SUBACCOUNT                            SECURITIES     OF SECURITIES
----------------------------------   ------------   --------------
WRL Dreyfus Mid Cap                      $ 25             $ 0
WRL Value Line Aggressive Growth           25               0
WRL Great Companies -
  America(SM)                              26               0
WRL Great Companies -
  Technology(SM)                           25               0
WRL Great Companies - Global(2)            25               0
WRL Gabelli Global Growth                  26               0
Transamerica VIF Growth                    29               0
Fidelity VIP III Growth
  Opportunities                            25               0
Fidelity VIP II Contrafund(R)              26               0
Fidelity VIP Equity-Income                 25               0


NOTE 5 -- FINANCIAL HIGHLIGHTS

Per unit information has been computed using average units outstanding throughout each period. Total return is not annualized for periods of less than one year. The ratio of net investment income (loss) to average net assets is annualized for periods of less than one year.

                        Report of Independent Auditors


The Board of Directors
Transamerica Occidental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Occidental Life Insurance Company, an indirect wholly-owned subsidiary of AEGON N.V., as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2000. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note
1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2000 and 1999, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2000.


0008-0087588

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

[GRAPHIC OMITTED]


Des Moines, Iowa
April 13, 2001

0008-0087588

                Transamerica Occidental Life Insurance Company

                       Balance Sheets -- Statutory Basis
               (Dollars in thousands, except per share amounts)



                                                                            DECEMBER 31
                                                                       2000             1999
                                                                  -------------------------------
ADMITTED ASSETS
Cash and invested assets:
  Bonds                                                           $14,404,438      $12,820,804
  Preferred stocks:
   Affiliated entities                                                  1,740           58,219
   Other                                                               77,603           77,231
  Common stocks:
   Affiliated entities (cost: 2000 - $335,248; 1999 - $444,459)       849,503          984,400
   Other (cost: 2000 - $479,874; 1999 - $662,215)                     600,594        1,270,039
  Mortgage loans on real estate                                     1,140,481          385,590
  Real estate                                                          96,219          101,195
  Policy loans                                                        417,849          409,534
  Cash and short-term investments                                     100,681          132,454
  Receivables for securities                                            4,454           50,510
  Net short-term notes receivable from affiliates                      23,702               --
  Other investments                                                   278,629          168,487
                                                                  ----------------------------
Total cash and invested assets                                     17,995,893       16,458,463
Federal income tax recoverable                                             --          160,075
Accrued investment income                                             230,386          226,823
Premiums deferred and uncollected                                     215,315          227,722
Reinsurance receivable                                                271,365          249,225
Accounts receivable                                                   159,949           15,487
General agents pension fund                                           109,553           79,865
Funds withheld by affiliates                                          262,448               --
Transfers from separate accounts due or accrued                        81,118           73,163
Other admitted assets                                                 166,998          150,344
Separate account assets                                             4,191,889        4,229,395
                                                                  ----------------------------
Total admitted assets                                             $23,684,914      $21,870,562
                                                                  ============================


0008-0087588

                                                                             DECEMBER 31
                                                                        2000             1999
                                                                   -------------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
   Life                                                            $ 5,341,927      $ 4,993,074
   Annuity                                                           4,411,716        4,597,808
   Accident and health                                                 100,681          104,314
  Policy and contract claim reserves                                   419,172          296,789
  Supplementary contracts without life contingencies                   227,909          208,349
  Other policyholders' funds                                            74,696           69,705
  Funding agreements and municipal reverse repurchase agreements     3,915,394        2,228,261
  Remittances and items not allocated                                  124,862           48,424
  Asset valuation reserve                                              331,625          578,958
  Interest maintenance reserve                                          16,139           58,721
  Funds held under coinsurance and other reinsurance treaties        2,520,027        2,274,229
  Commissions and expense allowances payable on reinsurance
   assumed                                                              95,725           77,588
  Payable for securities                                                    --           36,997
  Federal income taxes payable                                          22,694               --
  Payable to affiliates                                                 26,084               --
  Other liabilities                                                    465,198          265,295
  Separate account liabilities                                       4,046,600        4,068,126
                                                                   ----------------------------
Total liabilities                                                   22,140,449       19,906,638
Commitments and contingencies (NOTE 10)
Capital and surplus:
  Common stock, $12.50 par value, 4,000,000 shares authorized,
   2,206,933 issued and outstanding                                     27,587           27,587
  Paid-in surplus                                                      589,600          509,600
  Unassigned surplus                                                   927,278        1,426,737
                                                                   ----------------------------
Total capital and surplus                                            1,544,465        1,963,924
                                                                   ----------------------------
Total liabilities and capital and surplus                          $23,684,914      $21,870,562
                                                                   ============================


SEE ACCOMPANYING NOTES.


0008-0087588

                Transamerica Occidental Life Insurance Company

                  Statements of Operations -- Statutory Basis
                            (Dollars in thousands)



                                                                  YEAR ENDED DECEMBER 31
                                                            2000            1999            1998
                                                       ---------------------------------------------
Revenues:
  Premiums and other considerations, net of
   reinsurance:
   Life                                                $1,270,078      $1,192,299      $1,208,356
   Annuity                                             1,179,915         681,901         914,547
   Accident and health                                   118,827          57,531         109,138
  Net investment income                                1,108,214       1,125,042       1,078,543
  Amortization of interest maintenance reserve            (2,359)          4,739           5,052
  Commissions and expense allowances on
   reinsurance ceded                                     415,788         469,910         471,943
  Income from fees associated with investment
   management, administration and contract
   guarantees for separate accounts                       36,536          16,821           3,818
  Other income                                           153,589         528,951         891,442
                                                       ------------------------------------------
                                                       4,280,588       4,077,195       4,682,841
Benefits and expenses:
  Benefits paid or provided for:
   Life and accident and health                          723,471         402,475         632,175
   Surrender benefits                                  1,136,953         694,766         616,224
   Other benefits                                        924,707         935,940         908,946
   Increase (decrease) in aggregate reserves for
     policies and contracts:
     Life                                                328,852         392,921         421,442
     Annuity                                            (181,511)       (145,685)       (852,725)
     Accident and health                                  (3,632)         19,578         (16,136)
     Other                                                10,792          (7,225)          9,458
                                                       ------------------------------------------
                                                       2,939,632       2,292,770       1,719,384
  Insurance expenses
   Commissions                                           680,635         691,802         728,533
   General insurance expenses                            331,316         272,168         222,471
   Taxes, licenses and fees                               42,636          53,309          35,957
   Net transfer to separate accounts                     175,350          50,572         200,243
   Reinsurance reserve adjustments                        47,887         509,668       1,009,559
   Other                                                 138,410          22,767         704,485
                                                       ------------------------------------------
                                                       1,416,234       1,600,286       2,901,248
                                                       ------------------------------------------
                                                       4,355,866       3,893,056       4,620,632
                                                       ------------------------------------------
Gain (loss) from operations before dividends to
  policyholders, federal income tax expense (benefit)
  and net realized capital gains                         (75,278)        184,139          62,209



0008-0087588

                Transamerica Occidental Life Insurance Company

                            (Dollars in thousands)


                                                                     YEAR ENDED DECEMBER 31
                                                               2000           1999           1998
                                                           ------------------------------------------
Dividends to policyholders                                  $   9,377      $   9,294      $   8,206
                                                            ---------------------------------------
Gain (loss) from operations before federal income tax
  expense (benefit) and net realized capital gains            (84,655)       174,845         54,003
Federal income tax expense (benefit)                            6,152         30,330        (70,408)
                                                            ---------------------------------------
Gain (loss) from operations before net realized capital
  gains on investments                                        (90,807)       144,515        124,411
Net realized capital gains on investments (net of related
  federal income taxes and amounts transferred from/to
  interest maintenance reserve)                               292,197         17,515         76,071
                                                            ---------------------------------------
Net income                                                  $ 201,390      $ 162,030      $ 200,482
                                                            =======================================

SEE ACCOMPANYING NOTES.


0008-0087588

                Transamerica Occidental Life Insurance Company

        Statements of Changes in Capital and Surplus -- Statutory Basis
                            (Dollars in thousands)


                                                                                            TOTAL
                                             COMMON       PAID-IN       UNASSIGNED       CAPITAL AND
                                              STOCK       SURPLUS         SURPLUS          SURPLUS
                                           ----------------------------------------------------------
Balance at January 1, 1998                  $27,587      $368,738       $1,159,903       $1,556,228
  Net income                                     --            --          200,482          200,482
  Change in non-admitted assets                  --            --          (45,392)         (45,392)
  Change in unrealized capital gains             --            --          261,540          261,540
  Change in asset valuation reserve              --            --          (39,153)         (39,153)
  Dividend to stockholder                        --            --          (80,000)         (80,000)
  Change in liability for reinsurance in
   unauthorized companies                        --            --           (3,137)          (3,137)
  Change in surplus in separate accounts         --            --           32,572           32,572
  Change in surplus due to reinsurance           --            --          (21,502)         (21,502)
  Prior year adjustments                         --            --          (21,276)         (21,276)
  Capital contribution                           --         3,800               --            3,800
                                            -------------------------------------------------------
Balance at December 31, 1998                 27,587       372,538        1,444,037        1,844,162
  Net income                                     --            --          162,030          162,030
  Change in non-admitted assets                  --            --           (2,824)          (2,824)
  Change in unrealized capital gains             --            --          119,420          119,420
  Change in asset valuation reserve              --            --         (178,342)        (178,342)
  Dividend to stockholder                        --            --          (79,000)         (79,000)
  Change in liability for reinsurance in
   unauthorized companies                        --            --           (4,646)          (4,646)
  Change in surplus in separate accounts         --            --           16,637           16,637
  Change in surplus due to reinsurance           --            --          (35,865)         (35,865)
  Prior year adjustments                         --            --          (14,710)         (14,710)
  Capital contribution                           --       137,062               --          137,062
                                            -------------------------------------------------------
Balance at December 31, 1999                 27,587       509,600        1,426,737        1,963,924
  Net income                                     --            --          201,390          201,390
  Change in non-admitted assets                  --            --           42,867           42,867
  Change in unrealized capital gains             --            --         (528,752)        (528,752)
  Change in asset valuation reserve              --            --          247,333          247,333
  Dividend to stockholder                        --            --         (135,000)        (135,000)
  Dividend of subsidiary to stockholder          --            --         (210,386)        (210,386)
  Change in liability for reinsurance in
   unauthorized companies                        --            --          (19,364)         (19,364)
  Change in surplus in separate accounts         --            --          (16,755)         (16,755)
  Change in surplus due to reinsurance           --            --            9,587            9,587
  Partnership termination                        --            --          (46,671)         (46,671)
  Prior year adjustments                         --            --          (43,708)         (43,708)
  Capital contribution                           --        80,000               --           80,000
                                            -------------------------------------------------------
  Balance at December 31, 2000              $27,587      $589,600       $  927,278       $1,544,465
                                            =======================================================

SEE ACCOMPANYING NOTES.


0008-0087588

                Transamerica Occidental Life Insurance Company

                  Statements of Cash Flow -- Statutory Basis
                            (Dollars in thousands)


                                                                    YEAR ENDED DECEMBER 31
                                                            2000              1999              1998
                                                      ---------------------------------------------------
OPERATING ACTIVITIES
Premiums and annuity considerations                    $  1,676,491      $    319,552      $  2,642,142
Fund deposits                                               627,634           351,170           363,889
Other policy proceeds and considerations                    278,093           212,546           259,627
Allowances and reserve adjustments received on
  reinsurance ceded                                         443,651         1,861,584            93,368
Investment income received                                1,119,095         1,088,846         1,068,856
Other income received                                     1,851,376           141,247           194,037
Life and accident and health claims paid                   (665,369)         (266,727)         (661,006)
Surrender benefits and other fund withdrawals paid       (1,137,020)         (695,777)         (618,854)
Annuity and other benefits paid                            (653,975)         (962,151)         (948,840)
Commissions, other expenses and taxes paid               (1,083,271)       (1,027,317)         (950,827)
Dividends paid to policyholders                              (9,820)           (9,136)           (8,102)
Federal income taxes received (paid)                        208,049          (146,945)           15,764
Reinsurance reserve transfers and other                    (546,720)         (618,898)       (1,891,421)
                                                       ------------------------------------------------
Net cash provided by (used in) operating activities       2,108,214           247,994          (441,367)
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
Bonds                                                     5,872,493         2,993,985         3,938,693
Stocks                                                    2,122,089           220,666           488,559
Mortgage loans                                               15,173            11,248            37,335
Real estate                                                      --             3,050            20,300
Other invested assets                                         6,394               200             3,984
Miscellaneous proceeds                                        1,079               407           (25,830)
                                                       ------------------------------------------------
Total investment proceeds                                 8,017,228         3,229,556         4,463,041
Taxes paid on net realized capital gains                   (178,914)               --                --
                                                       ------------------------------------------------
Net proceeds from sales, maturities, or repayments
  of investments                                          7,838,314         3,229,556         4,463,041


0008-0087588

                Transamerica Occidental Life Insurance Company

                            (Dollars in thousands)


                                                                YEAR ENDED DECEMBER 31
                                                      2000               1999               1998
                                                ------------------------------------------------------
Cost of investments acquired:
  Bonds                                           $ (7,506,987)      $ (3,656,035)      $ (4,225,623)
  Stocks                                            (1,273,183)          (611,404)          (331,131)
  Mortgage loans                                      (771,604)            (9,800)          (121,139)
  Real estate                                           (1,287)            (5,064)            (7,030)
  Other invested assets                               (132,908)           (35,204)           (36,752)
  Miscellaneous applications                            (1,242)           (93,194)                --
                                                  --------------------------------------------------
Total cost of investments acquired                  (9,687,211)        (4,410,701)        (4,721,675)
Net decrease (increase) in policy loans                 (8,315)             1,094             (3,174)
                                                  --------------------------------------------------
Net cost of investments acquired                    (9,695,526)        (4,409,607)        (4,724,849)
                                                  --------------------------------------------------
Net cash used in investing activities               (1,857,212)        (1,180,051)          (261,808)
FINANCING AND MISCELLANEOUS ACTIVITIES
Other cash provided:
  Capital and surplus paid-in                           80,000            137,062              3,800
  Other sources                                      1,343,871            562,978          1,485,965
                                                  --------------------------------------------------
Total other cash provided                            1,423,871            700,040          1,489,765
Other cash applied:
  Dividends paid to stockholder                       (135,000)           (79,000)           (80,000)
  Other applications, net                           (1,571,646)           (70,086)          (347,482)
                                                  --------------------------------------------------
Total other cash applied                            (1,706,646)          (149,086)          (427,482)
                                                  --------------------------------------------------
Net cash provided by (used in) financing and
  miscellaneous activities                            (282,775)           550,954          1,062,283
                                                  --------------------------------------------------
Net increase (decrease) in cash and short-term
  investments                                          (31,773)          (381,103)           359,108
Cash and short-term investments:
  Beginning of year                                    132,454            513,557            154,449
                                                  --------------------------------------------------
  End of year                                     $    100,681       $    132,454       $    513,557
                                                  ==================================================

SEE ACCOMPANYING NOTES.

0008-0087588

                Transamerica Occidental Life Insurance Company

                Notes to Financial Statements -- Statutory-Basis
                             (Dollars in thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Transamerica Occidental Life Insurance Company (the "Company") is a stock life insurance company domiciled in Iowa. The Company is a wholly-owned subsidiary of Transamerica Insurance Corporation, which is a wholly-owned subsidiary of Transamerica Corporation ("Transamerica"). Transamerica is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. The Company has two wholly-owned insurance subsidiaries: Transamerica Life Insurance and Annuity Company ("TALIAC") and Transamerica Life Insurance Company of New York ("TONY"). As discussed in Note 11, in 2000, the Company transferred its entire ownership interest in its subsidiary, Transamerica Life Insurance Company of Canada, in the form of a dividend to its parent. Also in 2000, the Company was redomiciled from California to Iowa.

NATURE OF BUSINESS

The Company engages in providing life insurance, pension and annuity products, reinsurance, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and are distributed in 49 states.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract claim reserves, guaranty fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa ("Insurance Department"), which practices differ in some respects from accounting principles generally accepted in the United States. The more significant of these differences are as follows:
(a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies or over the expected gross profit stream; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; (m) policyholder dividends are recognized when declared rather than over the term of the related policies; (n) a liability is established for "unauthorized reinsurers" and changes in this liability are charged or credited directly to unassigned surplus; and (o) the

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

accounts and operations of the Company's subsidiaries are not consolidated but are included in investments in common stocks at the statutory net carrying value, changes to which are charged or credited directly to unassigned surplus. The effects of these variances have not been determined by the Company but are presumed to be material.

The National Association of Insurance Commissioners ("NAIC") has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The State of Iowa has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual, will be reported as an adjustment to surplus as of January 1, 2001. Management believes the effect of these changes will not result in a significant reduction in the Company's statutory-basis capital and surplus as of adoption.

Other significant accounting policies are as follows:

CASH AND SHORT-TERM INVESTMENTS

For purposes of the statements of cash flow, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be short-term investments.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies are carried at market value. Common stock of the Company's affiliated insurance subsidiaries are recorded at the equity in statutory-basis net assets. Real estate is reported at cost less allowances for depreciation. Depreciation of real estate is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other investments consist of investments in various joint ventures and limited partnerships, which are recorded at equity in underlying net assets, and derivative instruments, which are valued in accordance with the NAIC Accounting Practices and Procedures manual and Purposes and Procedures manual of the SVO. All derivative instruments are used for hedging purposes and valued on a basis consistent with the hedged item.

The Company uses interest rate swaps, interest rate caps and floors, options, swaptions and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis as the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreements is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged item.

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve ("AVR") is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve ("IMR"), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. During 2000, the Company excluded investment income due and accrued of $1,518 with respect to such practices. No such investment income due and accrued was excluded during 1999 and 1998.

AGGREGATE POLICY RESERVES

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

0008-0087588

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

                Transamerica Occidental Life Insurance Company

          Notes to Financial Statements -- Statutory-Basis (continued)
                             (Dollars in thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

FUNDING AGREEMENTS AND MUNICIPAL REVERSE REPURCHASE AGREEMENTS

Funding agreements and municipal reverse repurchase agreements are investment contracts issued to municipalities, corporations, mutual funds and other institutional investors that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract. As of December 31, 2000, funding agreements totaling $1,690,548 contained provisions which allow the policyholder to withdraw their funds at book value after certain advance notice periods which range up to one year in duration.

SEPARATE ACCOUNTS

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $350,784, $255,210 and $352,298 in 2000, 1999 and 1998, respectively.

PREMIUM REVENUES

Premiums from life insurance policies are recognized as revenue when due, and premiums from annuity contracts are recognized when received. Accident and health premiums are earned pro rata over the terms of the policies.

OTHER INCOME

Other income consists primarily of profit sharing on reinsurance ceded and reserve adjustments on ceded modified coinsurance transactions.

REINSURANCE

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in surplus rather than gain from operations. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

PRIOR YEAR ADJUSTMENTS

Prior year adjustments charged directly to surplus in 2000 relate to expenses incurred for sales practices litigation of $8,199, the write off of software of $30,043 and suspense adjustments of $5,466. There was no overall impact to surplus resulting from the software write off as this item was previously nonadmitted.

Prior year adjustments charged directly to surplus in 1999 relate primarily to expenses incurred for sales practices litigation of $7,710 and a suspense asset adjustment of $7,000.

Prior year adjustments in 1998 relate primarily to expenses incurred for sales practices litigation of $8,276 and a reserve valuation adjustment of $13,000 on single premium immediate annuities.

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATIONS

Certain reclassifications have been made to the 1999 and 1998 financial statements to conform to the 2000 presentation.


2. FAIR VALUES OF FINANCIAL INSTRUMENTS


Statement of Financial Accounting Standard ("SFAS") No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, DISCLOSURES ABOUT DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS, requires additional disclosure about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

     INVESTMENT SECURITIES: Fair values for fixed maturity securities (including preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, other than affiliated entities, are based on quoted market prices.

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

     MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

     NET SHORT-TERM NOTES RECEIVABLE FROM AFFILIATES: The fair value for net short-term notes receivable from affiliates approximate their carrying value.

     INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts, including separate account liabilities, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.


     DERIVATIVES: Estimated fair value of interest rate swaps, caps, floors, options and swaptions are based upon the latest quoted market price. Estimated fair value of interest rate swaps are based upon the pricing differential for similar swap agreements.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 119:

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)
The carrying amounts and fair values of financial instruments are as follows (in thousands):

                                                                    DECEMBER 31
                                                      2000                              1999
                                         -------------------------------   -------------------------------
                                            CARRYING           FAIR           CARRYING           FAIR
                                             AMOUNT            VALUE           AMOUNT            VALUE
                                         -----------------------------------------------------------------
ADMITTED ASSETS
Bonds                                    $14,404,438      $14,562,288      $12,820,804      $12,681,458
Preferred stocks other than affiliates        77,603           78,621           77,231          42,448
Common stocks other than affiliates          600,594          600,594        1,270,039       1,270,039
Mortgage loans on real estate              1,140,481        1,170,426          385,590         363,650
Policy loans                                 417,849          417,849          409,534         396,956
Floors, caps, options and swaptions           47,543          109,800           56,964          60,129
Interest rate swaps                           10,994           11,367               --         (65,953)
Cash and short-term investments              100,681          100,681          132,454         132,454
Net short-term notes receivable from
  affiliates                                  23,702           23,702               --              --
Separate account assets                    4,191,889        4,191,889        4,229,395       4,229,395
LIABILITIES
Investment contract liabilities            7,275,853        7,187,031        8,807,732       8,800,196
Separate account liabilities               3,919,092        4,022,404        3,941,489       3,941,489


0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

3. INVESTMENTS


The Company's investment in common stocks of its wholly owned subsidiaries, based on the statutory capital and surplus of the subsidiaries, is summarized as follows:

                                                                     CARRYING
                                                         COST         AMOUNT
                                                     -------------------------
   At December 31, 2000:
     TALIAC                                           $238,418      $823,859
     TONY                                               83,600        25,470
     Other                                              13,230           174
                                                      ----------------------
                                                      $335,248      $849,503
                                                      ======================
   At December 31, 1999:
     TALIAC                                           $238,418      $797,109
     TONY                                               83,600        50,142
     Transamerica Life Insurance Company of Canada     113,711       135,565
     Others                                              8,730         1,584
                                                      ----------------------
                                                      $444,459      $984,400
                                                      ======================

In 1999 and 1998, the Company received a dividend of $50,000 from its wholly-owned subsidiary, TALIAC.

Certain financial information with respect to TALIAC and TONY, the Company's wholly-owned insurance subsidiaries, is as follows:


                                         DECEMBER 31
                                    2000             1999
                               -------------------------------
   Cash and investments        $15,244,044      $14,869,284
   Other assets                  6,492,031        6,948,284
                               ----------------------------
   Total assets                 21,736,075       21,817,568
   Aggregate reserves           11,067,366        9,977,508
   Other liabilities             9,819,380       10,992,809
                               ----------------------------
   Total liabilities            20,886,746       20,970,317
                               ----------------------------
   Total capital and surplus   $   849,329      $   847,251
                               ============================


0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)
The carrying value and estimated fair value of investments in debt securities are summarized as follows (in thousands):


                                                             GROSS          GROSS         ESTIMATED
                                           CARRYING       UNREALIZED     UNREALIZED         FAIR
                                             VALUE           GAINS         LOSSES           VALUE
                                        -------------------------------------------------------------
DECEMBER 31, 2000
United States Government and agencies   $   722,783        $  8,263       $    959     $   730,087
State, municipal and other government       344,859          53,300            669         397,490
Public utilities                          1,453,514          56,108         28,252       1,481,370
Industrial and miscellaneous              9,255,458         296,606        285,486       9,266,578
Mortgage and other asset- backed
  securities                              2,627,824          77,521         18,582       2,686,763
                                        ----------------------------------------------------------
                                         14,404,438         491,798        333,948      14,562,288
Preferred stocks                             77,603           6,622          5,604          78,621
                                        ----------------------------------------------------------
                                        $14,483,781        $498,420       $341,292     $14,640,909
                                        ==========================================================
DECEMBER 31, 1999
United States Government and agencies   $   189,325        $ 11,396       $  1,968     $   198,753
State, municipal and other government       106,484           3,673          1,482         108,675
Foreign governments                          50,820             353          3,328          47,845
Public utilities                          1,718,582          20,020         38,842       1,699,760
Industrial and miscellaneous              9,345,228         103,079        230,148       9,218,159
Mortgage and other asset- backed
  securities                              1,410,365              --          2,099       1,408,266
                                        ----------------------------------------------------------
                                         12,820,804         138,521        277,867      12,681,458
Preferred stocks                             77,231           6,399         41,182          42,448
                                        ----------------------------------------------------------
                                        $12,898,035        $144,920       $319,049     $12,723,906
                                        ==========================================================


0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)

The carrying value and estimated fair value of bonds at December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                    ESTIMATED
                                                   CARRYING           FAIR
                                                    AMOUNT            VALUE
                                                -------------------------------
   Due in one year or less                      $   293,736      $   293,384
   Due after one year through five years          2,573,899        2,614,419
   Due after five years through ten years         2,648,540        2,617,591
   Due after ten years                            6,260,439        6,350,131
   Mortgage and other asset-backed securities     2,627,824        2,686,763
                                                ----------------------------
                                                $14,404,438      $14,562,288
                                                ============================


A detail of net investment income is presented below:


                                                        YEAR ENDED DECEMBER 31
                                                 2000            1999             1998
                                            -----------------------------------------------
   Interest on bonds and preferred stocks    $1,068,590       $  994,418       $  952,235
   Dividends from common stocks                   5,332           53,192           53,000
   Interest on mortgage loans                    49,068           28,314           28,713
   Rental income on real estate                  30,180           28,008           27,288
   Interest on policy loans                      22,994           27,086           24,780
   Cash and short-term investments                5,938           10,526           10,939
   Other investments                             18,427           16,343           17,198
                                             --------------------------------------------
                                              1,200,529        1,157,887        1,114,153
   Less investment expenses                     (92,315)         (32,845)         (35,610)
                                             --------------------------------------------
   Net investment income                     $1,108,214       $1,125,042       $1,078,543
                                             ============================================


0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)
Proceeds from sales and maturities of bonds and related gross realized capital gains and losses were as follows:


                                                    YEAR ENDED DECEMBER 31
                                              2000            1999            1998
                                         ---------------------------------------------
   Proceeds                              $5,872,493      $2,993,985      $3,938,693
   Gross realized gains                  $  94,531       $  46,135       $  44,290
   Gross realized losses                  (157,019)        (43,142)        (27,768)
                                         ------------------------------------------
   Net realized capital gains (losses)   $ (62,488)      $   2,993       $  16,522
                                         ==========================================


At December 31, 2000, investments with an aggregate carrying value of $9,236 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Realized capital gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                      REALIZED
                                                     -------------------------------------------
                                                               YEAR ENDED DECEMBER 31
                                                          2000            1999           1998
                                                     -------------------------------------------
   Bonds                                               $  (62,488)     $   2,993      $  16,522
   Preferred stocks                                         6,124         (6,085)         2,405
   Common stocks                                          499,621         41,011        164,984
   Other                                                  (17,086)       (90,400)        (7,021)
                                                       ----------------------------------------
                                                          426,171        (52,481)       172,080
   Tax effect                                            (178,914)        71,941        (84,425)
   Transfer from (to) interest maintenance reserve         44,940         (1,945)       (11,584)
                                                       ----------------------------------------
   Net realized gains                                  $  292,197      $  17,515      $  76,071
                                                       ========================================

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)
The other loss of $90,400 in 1999 primarily resulted from the net pretax loss incurred on an ineffective equity collar hedge (see Note 9).


                                            UNREALIZED
                           --------------------------------------------
                                      YEAR ENDED DECEMBER 31
                                2000             1999           1998
                           --------------------------------------------
   Bonds                     $  (10,264)      $  (5,756)     $   (871)
   Preferred stocks              (4,499)          2,271        (2,741)
   Common stocks               (512,790)        125,177       257,582
   Mortgage loans                (1,791)             --            --
   Other invested assets            592          (2,272)        7,570
                             ----------------------------------------
   Change in unrealized      $ (528,752)      $ 119,420      $261,540
                             ========================================


Gross unrealized gains and gross unrealized losses on common stock of unaffiliated entities are as follows:


                                 DECEMBER 31
                              2000          1999
                          -------------------------
   Unrealized gains        $ 172,202     $ 640,014
   Unrealized losses         (51,482)      (32,190)
                           -----------------------
   Net unrealized gains    $ 120,720     $ 607,824
                           =======================


During 2000, the Company issued mortgage loans with interest rates ranging from 7.39% to 9.51%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 85%. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2000 and 1999, the Company held a mortgage loan loss reserve in the asset valuation reserve of $6,792 and $4,586, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)


      GEOGRAPHIC DISTRIBUTION           PROPERTY TYPE DISTRIBUTION
------------------------------------   -----------------------------
                       DECEMBER 31                     DECEMBER 31
                      2000     1999                    2000     1999
                     ---------------                  --------------
Pacific                35%      42%    Office           38%      22%
South Atlantic         24       26     Apartment        18       40
Middle Atlantic        11       15     Retail           18        7
Mountain                7       --     Other            17       28
E. North Central        5        2     Industrial        9        3
W. South Central        5        1
W. North Central        5        6
New England             5        8
E. South Central        3       --


At December 31, 2000, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve, collectively.

The operations of the Company are subject to risk of interest rate fluctuations to the extent that there is a difference between the cash flows from the Company's interest-earning assets and the cash flows related to its liabilities. In the normal course of its operations, the Company hedges some of its interest rate risk with derivative financial instruments. These derivatives comprise primarily of interest rate swap agreements, interest rate floor agreements, foreign currency swap agreements, call option agreements, S&P 500 call option agreements, and options to enter into interest rate swap agreements (swaptions). The Company does not use derivatives financial instruments for trading or speculative purposes, nor is the Company a party to any leveraged derivative contracts.

Interest swap agreements are intended to help the Company more closely match the cash flows received from its assets to the payments on its liabilities. The Company's interest rate swap agreements generally provide that one party pays interest at a floating rate in relation to movements in an underlying index and the other party pays interest at a fixed rate. Generally, no cash is exchanged at the outset of the contract, and no principal payments are made by either party. A single net payment is made usually by one counterparty at each settlement date. Interest rate swaps that terminate prior to maturity are generally settled for the fair value of the swap on the termination date.

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)

Interest rate floor agreements purchased by the Company provide for the receipt of payments in the event interest rates fall below specified levels. Interest rate floors are intended to mitigate the Company's risk of reinvesting the cash flow it receives from calls, mortgage prepayments, and redemptions on its investment portfolio at lower interest rates. A single premium payment is made by the Company at the beginning of the contract. Once the interest rate floor becomes effective, if the actual rate moves below the agreed upon floor rate, the Company receives payment equal to the difference between the actual rate and the floor rate times the notional amount of the agreement.

The Company purchases swaptions to help manage the risk of interest rate fluctuations by providing an option to enter into an interest rate swap in the event of unfavorable interest rate movements. A single premium payment is made by the purchaser at the beginning of the contract. Once the option is exercised, the parties enter into an interest rate swap agreement.

The Company has credit risk exposure to the extent that a counterparty fails to make payment on its obligation. While the Company is exposed to credit risk in the event of nonperformance by the other party, nonperformance is not anticipated due to the credit rating of the counterparties. At December 31, 2000, all of the Company's derivative financial instruments were with financial institutions rated A or better by one or more of the major credit rating agencies.

Market risk is the risk the Company faces from a change in the market value of a derivative instrument. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk). The Company mitigates this risk by actively measuring and monitoring correlation and taking corrective action as necessary.

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

3. INVESTMENTS (CONTINUED)

At December 31, 2000 and 1999, the Company's outstanding financial instruments with on and off balance sheet risks, shown in notional amounts are summarized as follows:


                                          NOTIONAL AMOUNT
                                        2000           1999
                                    ---------------------------
   DERIVATIVE SECURITIES
   Interest rate swaps:
     Receive float-pay float        $  15,833      $ 298,631
     Receive fixed-pay float        3,342,842      2,195,954
     Receive float-pay fixed          700,742        270,862
   Interest rate floor agreements     500,445        400,000
   Swaptions                        6,500,000      6,500,000
   Call options                        32,199         31,999



4. REINSURANCE


The Company is involved in both the cession and assumption of reinsurance with other companies, including affiliated companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. These reinsured risks are treated as though, to the extent of the reinsurance, they are risks for which the Company is not liable.

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

4. REINSURANCE (CONTINUED)
Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded. The Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance treaties.

Premiums earned reflect the following reinsurance assumed and ceded amounts:


                                             CEDED/RETROCEDED TO                ASSUMED FROM
                                        -------------------------------------------------------------
                           DIRECT        AFFILIATED     UNAFFILIATED     AFFILIATED     UNAFFILIATED          NET
                           AMOUNT         COMPANIES       COMPANIES       COMPANIES       COMPANIES         AMOUNT
                       -----------------------------------------------------------------------------------------------
Year ended
  December 31, 2000:
  Premium revenue       $ 2,623,910     $  199,290       $1,574,257       $359,387       $1,359,070      $ 2,568,820
                        ============================================================================================
At December 31, 2000:
  Reserves for future
   policy benefits      $13,967,778     $3,402,793       $3,590,670       $524,069       $2,355,940      $ 9,854,324
  Policy and contract
   claims payable           313,976         34,769          267,285          4,844          402,406          419,172
                        --------------------------------------------------------------------------------------------
                        $14,281,754     $3,437,562       $3,857,955       $528,913       $2,758,346      $10,273,496
                        ============================================================================================
Year ended
  December 31, 1999:
  Premium revenue       $ 2,281,775     $  112,947       $2,274,338       $157,197       $1,880,044      $ 1,931,731
                        ============================================================================================
At December 31, 1999:
  Reserves for future
   policy benefits      $14,241,446     $4,124,327       $3,056,908       $233,126       $2,401,859      $ 9,695,196
  Policy and contract
   claims payable           127,030         40,341          137,047          1,824          345,323          296,789
                        --------------------------------------------------------------------------------------------
                        $14,368,476     $4,164,668       $3,193,955       $234,950       $2,747,182      $ 9,991,985
                        ============================================================================================
Year ended
  December 31, 1998:
  Premium revenue       $ 2,314,662     $  298,339       $2,482,419       $198,460       $2,499,677      $ 2,232,041
                        ============================================================================================
At December 31, 1998:
  Reserves for future
   policy benefits      $14,778,562     $4,978,700       $2,931,865       $136,208       $2,424,077      $ 9,428,282
  Policy and contract
   claims payable           121,330         45,187          316,533         11,018          385,519          156,147
                        --------------------------------------------------------------------------------------------
                        $14,899,892     $5,023,887       $3,248,398       $147,226       $2,809,596      $ 9,584,429
                        ============================================================================================


In 2000, the Company entered into a reinsurance transaction with two affiliated companies in which the company assumed certain structured settlement liabilities on a funds withheld basis. As a result, the Company has recorded a related asset of $262,448.


0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

5. INCOME TAXES


The Company's taxable income or loss is included in the consolidated return of Transamerica Corporation for the period ended July 21, 1999. The method of allocation between the companies for the period ended July 21, 1999, is subject to written agreement approved by the Board of Directors. Tax payments are made to, or refunds received from, Transamerica Corporation in amounts which would result from filing separate tax returns with federal taxing authorities, except that tax benefits attributable to operating losses and other carryovers are recognized currently since utilization of these benefits is assured by Transamerica Corporation. The provision does not purport to represent a proportionate share of the consolidated tax.

For the period beginning July 22, 1999, the Company will join in a consolidated tax return with certain life affiliates, including TALIAC and TONY. The method of allocation between the companies for the period beginning July 22, 1999, is subject to a written agreement as approved by the Board of Directors. This agreement requires that tax payments are made to, or refunds are received from the Company, in amounts which would results from filing separate tax returns with federal taxing authorities.

Following is a reconciliation of federal income taxes computed at the statutory rate with the income tax provision, excluding income taxes related to net realized gains on investment transactions (in thousands):

                                                             YEAR ENDED DECEMBER 31
                                                       2000           1999            1998
                                                  --------------------------------------------
   Computed tax at federal statutory rate (35%)     $ (29,629)     $  61,196       $  18,901
   Tax reserve adjustment                              11,844         (1,153)         (3,463)
   Deferred acquisition costs - tax basis               6,082         13,326           4,677
   Reinsurance adjustments                                 --        (14,442)         (7,525)
   Difference in statutory and tax bases of
     investments                                           --         (2,399)        (10,990)
   Prior year under (over) accrual                     46,125         24,640         (13,055)
   Tax credits                                        (27,111)       (16,000)        (17,698)
   Dividend received deduction                         (1,420)       (17,500)        (17,500)
   IMR amortization                                       826             --              --
   Other items - net                                     (565)       (17,338)        (23,755)
                                                    ----------------------------------------
   Federal income tax expense (benefit)             $   6,152      $  30,330       $ (70,408)
                                                    ========================================

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

5. INCOME TAXES (CONTINUED)

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholder's surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($117,701 at December 31, 2000). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $41,195.

The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1993. The examination fieldwork for 1994 and 1995 has been completed and a tentative settlement has been reached at Appeals. The examination fieldwork for 1995 through 1997 has been completed and a petition has been filed in the tax court. An examination is underway for 1998 and for the period from January 1 through July 21, 1999 (short tax period).

6. POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

6. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)


                                                                          DECEMBER 31
                                                               2000                          1999
                                                    --------------------------------------------------------
                                                         AMOUNT        PERCENT         AMOUNT        PERCENT
                                                    --------------------------------------------------------
Subject to discretionary withdrawal - with
  adjustment:
  With market value adjustment                       $    994,166          7%      $      9,134         --
  At book value less surrender charge                     537,251          4            435,717          3%
  At market value                                       3,367,374         26          7,385,279         53
Subject to discretionary withdrawal - without
  adjustment                                            1,419,091         11          1,748,102         13
Not subject to discretionary withdrawal provision       6,760,644         52          4,417,004         31
                                                     -----------------------------------------------------
Total annuity reserves and deposit liabilities         13,078,526        100%        13,995,236        100%
                                                                         ===                           ===
Less reinsurance ceded                                 (5,209,341)                   (5,820,180)
                                                     ------------                  ------------
Net annuity reserves and deposit liabilities         $  7,869,185                  $  8,175,056
                                                     ============                  ============


Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at estimated fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Information regarding the separate accounts of the Company is as follows:


                                                            NONINDEXED
                                             GUARANTEED     GUARANTEED
                                               INDEXED     MORE THAN 4%    NONGUARANTEED       TOTAL
                                            -----------------------------------------------------------
Premiums, deposits and other
  considerations for the year ended
  December 31, 2000                            $    --       $     --        $  349,535    $  349,535
                                               ======================================================
Reserves for separate accounts as of
  December 31, 2000                            $17,528       $754,619        $3,188,901    $3,961,048
                                               ======================================================
Reserves by withdrawal
  characteristics as of December 31, 2000:
  At market value                              $    --       $     --        $3,188,901    $3,188,901
  Not subject to discretionary withdrawal       17,528        754,619                --        17,528
                                               ------------------------------------------------------
                                               $17,528       $754,619        $3,188,901    $3,961,048
                                               ======================================================


Comparative information for 1999 and 1998 is not available.

0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

6. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                    YEAR ENDED DECEMBER 31
                                                                2000          1999          1998
                                                            ---------------------------------------
Transfer as reported in the summary of operations of the
  separate accounts statement:
  Transfers to separate accounts                             $350,784      $255,210      $352,298
  Transfers from separate accounts                            181,133       217,729       173,152
                                                             ------------------------------------
Net transfers to separate accounts                            169,651        37,481       179,146
Reconciling adjustments:
  Deposits (withdrawals) from separate accounts                 5,287        13,091        21,097
  Other fund adjustment                                           412            --            --
                                                             ------------------------------------
Net transfers as reported in the statements of operations    $175,350      $ 50,572      $200,243
                                                             ====================================

Components of deferred and uncollected premiums are as follows:

                                     GROSS        LOADING         NET
                                 -----------------------------------------
DECEMBER 31, 2000
Life and annuity:
  Ordinary first-year business    $   30,778     $17,890      $   12,888
  Ordinary renewal business          411,229      17,145         394,084
  Group life direct business           4,968          --           4,968
  Reinsurance ceded                 (212,969)         --        (212,969)
                                  --------------------------------------
                                     234,006      35,035         198,971
Accident and health                   16,344          --          16,344
                                  --------------------------------------
                                  $  250,350     $35,035      $  215,315
                                  ======================================
DECEMBER 31, 1999
Life and annuity:
  Ordinary first-year business    $   52,710     $    --      $   52,710
  Ordinary renewal business          263,678      36,000         227,678
  Group life direct business             759          --             759
  Reinsurance ceded                 (123,315)         --        (123,315)
                                  --------------------------------------
                                     193,832      36,000         157,832
Accident and health                   69,890          --          69,890
                                  --------------------------------------
                                  $  263,722     $36,000      $  227,722
                                  ======================================


0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

7. DIVIDEND RESTRICTIONS

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2001, without the prior approval of insurance regulatory authorities, is $156,700.

8. PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS


Substantially all employees are covered by noncontributory defined benefit plans sponsored by the Company and the Retirement Plan for Salaried Employees of Transamerica Corporation and Affiliates in which the Company also participates. Pension benefits are based on the employee's compensation during the highest paid 60 consecutive months during the 120 months before retirement. The general policy is to fund current service costs currently and prior service costs over periods ranging from 10 to 30 years. Assets of those plans are invested principally in publicly traded stocks and bonds.

The Company's total pension costs were approximately $1,100, $800 and $600 for the years ended December 31, 2000, 1999 and 1998, respectively.

The Company also participates in various contributory defined benefit programs sponsored by Transamerica Corporation that provide medical and certain other benefits to eligible retirees. The Company accounts for the costs of such benefit programs under the accrual method and amortizes its transition obligation for retirees and fully eligible or vested employees over 20 years. Postretirement benefit costs charged to income was approximately $3,000 for each of the years ended December 31, 2000, 1999 and 1998.


0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

9. RELATED PARTY TRANSACTIONS


The Company shares certain offices, employees and general expenses with affiliated companies.

Beginning in 2000, the Company receives data processing, investment advisory and management, marketing and administration services from affiliates. During 2000, the Company paid $21,323 for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate of 6.40% at December 31, 2000.

At December 31, 2000, the Company has short-term notes receivable from affiliates of $155,000 and short-term notes payable to affiliates of $131,298. Interest on these notes accrue at rates ranging from 6.49% to 6.52%.

In March 1999, the Company entered into an equity collar (which expired December 17, 1999), with an unrelated party to hedge the price fluctuations of their unaffiliated equity securities portfolio. In addition, Transamerica Corporation agreed to protect the Company from any ineffectiveness in the hedge that would expose the Company to loss net of tax benefit. As a result of the ineffectiveness of the collar with the unrelated party and the payment that the Company was required to make upon settlement, Transamerica Corporation made a payment of approximately $172,000 to the Company in December 1999.


0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

10. COMMITMENTS AND CONTINGENCIES

The Company is a defendant in various legal actions arising from its operations. These include legal actions similar to those faced by many other major life insurers which allege damages related to sales practices for universal life policies sold between January 1981 and June 1996. In one such action, the Company and plaintiff's counsel entered into a settlement which was approved on June 26, 1997. The settlement required prompt notification to affected policyholders. Administrative and policy benefit costs associated with the settlement of $8,199, $7,710 and $8,276 after-tax have been incurred in 2000, 1999 and 1998, respectively, and reflected in these statements as prior period adjustments. Additional costs related to the settlement are not expected to be material and will be incurred over a period of years. In the opinion of the Company, any ultimate liability which might result from other litigation would not have a materially adverse effect on the combined financial position of the Company or the results of its operations.

11. STOCK DIVIDEND OF SUBSIDIARY TO STOCKHOLDER

On December 1, 2000, the Company paid a stock dividend to its stockholder, Transamerica Insurance Corporation, consisting of 100% of the outstanding common and preferred stock of Transamerica Life Insurance Company of Canada. The dividend of $210,386 represented the Company's equity basis carrying value for the stock at the time it was distributed.

12. PARTNERSHIP TERMINATION


During 2000, the Company increased its ownership of its Taiwan branch operations to 100% through a buyout of its 60% partner, Pacific Life Insurance Ltd., for a payment of $19,192. A receivable from the partner of $35,510 was also written off in conjunction with the buy-out. Additional costs of $17,100 were incurred as a result of the scheduled termination of reinsurance treaties with three unaffiliated companies. These items were recorded as a charge to unassigned surplus on a net of tax basis.


0008-0087588

                Transamerica Occidental Life Insurance Company

                             (Dollars in thousands)

13. RECONCILIATION TO INSURANCE DEPARTMENT ANNUAL STATEMENT


The following table reconciles net income and total capital and surplus as reported in the Annual Statement filed with the Insurance Department to the amounts reported in the accompanying financial statements as of and for the year ended December 31, 2000:

                                                                       TOTAL CAPITAL
                                                        NET INCOME      AND SURPLUS
                                                       -----------------------------
   Amounts reported in Annual Statement                 $ 251,510       $1,594,585
   Adjustments related to reinsurance treaties            (97,108)         (97,108)
   Adjustments to policy and contract claim reserves       20,000           20,000
   Tax effect of adjustments                               26,988           26,988
                                                        --------------------------
   Amounts reported herein                              $ 201,390       $1,544,465
                                                        ==========================

0008-0087588

                Transamerica Occidental Life Insurance Company

      Summary of Investments -- Other Than Investments in Related Parties
                            (Dollars in thousands)

                               December 31, 2000

SCHEDULE I


                                                                                  AMOUNT AT
                                                                                 WHICH SHOWN
                                                                   MARKET          IN THE
TYPE OF INVESTMENT                               COST (1)          VALUE        BALANCE SHEET
---------------------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
  United States government and government
   agencies and authorities                   $   776,949      $  784,961      $   776,949
  States, municipalities and political
   subdivisions                                 1,007,229       1,090,510        1,007,229
  Foreign governments                              91,391          95,359           91,391
  Public utilities                              1,453,514       1,481,370        1,453,514
  All other corporate bonds                    11,075,355      11,110,088       11,075,355
Preferred stock                                    79,343          78,621           79,343
                                              --------------------------------------------
Total fixed maturities                         14,483,781      14,640,909       14,483,781
EQUITY SECURITIES
Common stocks:
  Banks, trust and insurance                       42,398          43,817           43,817
  Industrial, miscellaneous and all other         437,476         556,777          556,777
                                              --------------------------------------------
Total equity securities                           479,874         600,594          600,594
Mortgage loans on real estate                   1,140,481                        1,140,481
Real estate                                        96,219                           96,219
Policy loans                                      417,849                          417,849
Other long-term investments                       278,629                          278,629
Cash and short-term investments                   100,681                          100,681
                                              -----------                      -----------
Total investments                             $16,997,514                      $17,118,234
                                              ===========                      ===========

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

0008-0087588

                Transamerica Occidental Life Insurance Company

                      Supplementary Insurance Information
                            (Dollars in thousands)

                               December 31, 2000

SCHEDULE III

                                    FUTURE POLICY                  POLICY AND
                                     BENEFITS AND     UNEARNED      CONTRACT
                                       EXPENSES       PREMIUMS     LIABILITIES
------------------------------------------------------------------------------
Year ended December 31, 2000:
  Individual life                     $5,330,707      $    --      $ 328,828
  Individual health                       39,295       48,256         16,298
  Group life and health                   15,770        8,580         53,306
  Annuity                              4,411,716           --         20,740
                                      --------------------------------------
                                      $9,797,488      $56,836      $ 419,172
                                      ======================================
Year ended December 31, 1999:
  Individual life                     $4,988,602      $    --      $ 240,452
  Individual health                       42,065       28,046         33,481
  Group life and health                   31,586        2,616         32,963
  Annuity                              4,602,281           --        (10,107)
                                      --------------------------------------
                                      $9,664,534      $30,662      $ 296,789
                                      ======================================
  Year ended December 31, 1998:
  Individual life                     $4,595,349      $    --      $ 121,089
  Individual health                       26,439       41,669         (9,445)
  Group life and health                   12,953        3,675         47,840
  Annuity                              4,748,197           --         (3,337)
                                      --------------------------------------
                                      $9,382,938      $45,344      $ 156,147
                                      ======================================

0008-0087588

                     NET          BENEFITS, CLAIMS         OTHER
   PREMIUM       INVESTMENT          LOSSES AND          OPERATING      PREMIUMS
   REVENUE         INCOME*      SETTLEMENT EXPENSES      EXPENSES*      WRITTEN
--------------------------------------------------------------------------------
 $1,241,149     $  447,840          $1,245,378         $  934,952
     43,836          8,517              84,424             89,362      $91,282
    103,920         11,522             (55,633)           114,131       49,345
  1,179,915        640,335           1,665,463            277,789
-----------------------------------------------------------------
 $2,568,820     $1,108,214          $2,939,632         $1,416,234
=================================================================
 $  894,532     $  405,705          $  909,143         $  703,605
    (10,184)         2,770             (33,811)            35,665      $80,328
    158,775         10,967             134,414            124,689       65,217
    888,608        705,600           1,283,024            736,327
-----------------------------------------------------------------
 $1,931,731     $1,125,042          $2,292,770         $1,600,286
=================================================================
 $1,070,236     $  400,313          $1,242,592         $  492,976
     51,827          4,483               3,265            100,839      $63,828
    195,431          4,003             160,581             89,231       50,433
    914,547        669,744             312,946          2,218,202
-----------------------------------------------------------------
 $2,232,041     $1,078,543          $1,719,384         $2,901,248
=================================================================

* Allocations of net investment income and other operating expenses are based on a number of assumptions of estimates, and the results would change if different methods were applied.

0008-0087588

                Transamerica Occidental Life Insurance Company

                                  Reinsurance
                            (Dollars in thousands)

                               December 31, 2000

SCHEDULE IV


                                                                   ASSUMED                      PERCENTAGE
                                                   CEDED TO          FROM                       OF AMOUNT
                                    GROSS           OTHER           OTHER            NET         ASSUMED
                                    AMOUNT        COMPANIES       COMPANIES         AMOUNT        TO NET
----------------------------------------------------------------------------------------------------------
Year ended December 31, 2000:
  Life insurance in force       $626,744,294    $455,425,869    $ 21,882,466    $193,200,891        11%
  Premiums:
   Individual life              $  1,457,065    $  1,119,760    $    903,844    $  1,241,149        74%
   Individual health                  91,282          95,419          47,973          43,836       109%
   Group life and health              49,345         124,268         178,843         103,920       172%
   Annuity                         1,026,218         434,100         587,797       1,179,915        49%
                                -----------------------------------------------------------------------
                                $  2,623,910    $  1,773,547    $  1,718,457    $  2,568,820        67%
                                ======================================================================
Year ended December 31, 1999:
  Life insurance in force       $547,304,907    $370,217,933    $ 17,677,754    $194,764,728         9%
  Premiums:
   Individual life              $  1,181,390    $  1,220,329    $    933,471    $    894,532       104%
   Individual health                  80,328          97,296           6,784         (10,184)       --%
   Group life and health              65,217         247,870         341,428         158,775       215%
   Annuity                           954,840         513,149         755,558         888,608        85%
                                ----------------------------------------------------------------------
                                $  2,281,775    $  2,078,644    $  2,037,241    $  1,931,731       149%
                                ======================================================================
Year ended December 31, 1998:
Life insurance in force         $190,331,317    $308,297,855    $307,915,635    $189,922,097       162%
Premiums:
   Individual life              $  1,253,362    $    958,929    $    776,803    $  1,070,236        73%
   Individual health                  63,828         134,991         122,991          51,827       237%
   Group life and health              50,433         268,973         413,971         195,431       212%
   Annuity                           948,039       1,128,452       1,384,372         914,547       151%
                                ----------------------------------------------------------------------
                                $  2,315,662    $  2,491,345    $  2,698,137    $  2,232,041       168%
                                ======================================================================


0008-0087588

                                    PART II.
                               OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS
                          ---------------------------

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                REPRESENTATION PURSUANT TO SECTION 26(E) (2) (A)
                ------------------------------------------------

         Transamerica Occidental Life Insurance Company ("Transamerica") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

                    STATEMENT WITH RESPECT TO INDEMNIFICATION
                    -----------------------------------------


         Provisions exist under the Iowa Code, the Restated Articles of Incorporation and Restated Bylaws of Transamerica whereby Transamerica may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                                    IOWA CODE
                                    ---------

Sections 490.850 et. seq. Indemnification of agent of corporation in proceedings or actions.

         The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The code specifies procedures for determining when indemnification payments can be made.

               RESTATED ARTICLES OF INCORPORATION OF TRANSAMERICA
               --------------------------------------------------

                                      FIFTH

The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                                      SIXTH

The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through by-law provisions, agreements with the agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code subject only to the limits on excess indemnification set forth in Section 204 of the California Corporations Code. The corporation is further authorized to provide insurance for agents as set forth in Section 317 of the California Corporations Code, provided that, in cases where the corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet one of the two sets of conditions set forth in Section 317, as amended.

                         RESTATED BYLAWS OF TRANSAMERICA
                         -------------------------------

                                    ARTICLE V

          INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

Section 1.        Right to Indemnification.

Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. (It is the Corporation's intent that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the Corporation's Articles of Incorporation.)

         The directors and officers of Transamerica are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $95,000,000 for Coverage A and $80,000,000 for Coverage B for the period 11/15/98 to 11/15/2000. Coverage B is subject to a self insured retention of $15,000,000. The primary policy under the program is with CNA Lloyds, Gulf, Chubb and Travelers.

                              RULE 484 UNDERTAKING
                              --------------------

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

        The facing sheet

        The prospectus, consisting of 167 pages

        The undertaking to file reports
        Representation pursuant to Section 26(e)(2)(A)
        The statement with respect to indemnification
        The Rule 484 undertaking
        The signatures

Written consent of the following persons:

        (a)      Alan M. Yaeger
        (b)      Thomas E. Pierpan, Esq.
        (c)      Sutherland Asbill & Brennan LLP
        (d)      Ernst & Young LLP


The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:
        A.       (1)    Resolution of the Board of Directors of Transamerica
                        Establishing the Separate Account (1)
                 (2)    Not Applicable
                 (3)    Distribution of Policies:
                        (a)    Form of Variable Insurance Products Sales
                               Agreement (3)
                        (b)    Principal Underwriting Agreement (1)
                 (4)    Not Applicable
                 (5)    (a)    Specimen Flexible Premium Variable Life Insurance
                               Policy (1)
                        (b)    Living Benefit Rider (an Accelerated Death
                               Benefit) (3)
                        (c)    Primary Insured Rider (3)
                        (d)    Primary Insured Rider Plus (3)
                        (e)    Children's Insurance Rider (3)
                        (f)    Other Insured Rider (3)
                        (g)    Disability Waiver Rider (3)
                        (h)    Disability Waiver and Income Rider (3)
                        (i)    Accidental Death Benefit Rider (3)
                        (j)    Dollar Cost Averaging Endorsement (3)
                        (k)    Asset Rebalancing Program Endorsement (3)
                 (6)    (a)    Restated Articles of Incorporation of
                               Transamerica (2)
                        (b)    Restated Bylaws of Transamerica (2)
                 (7)    Not Applicable

                 (8)    Participation Agreements

                        (a) Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Transamerica (3)
                        (b) Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica (3)
                        (c) Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Transamerica (3)
                        (d) Transamerica Variable Insurance Fund, Inc., Transamerica Investment Management, LLC and Transamerica (3)

                        (e) Amendment No. 13 to Participation Agreement Among WRL Series Fund, Inc., PFL Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company Inc. dated April 17, 2000.

                 (9)    Not Applicable
                 (10) Application for Flexible Premium Variable Life Insurance Policy (3)
                 (11) Memorandum describing issuance, transfer and redemption procedures (3)
2.      See Exhibit 1.A.

3. Opinion and consent of counsel as to the legality of the securities being registered (3)

4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I

5.      Not Applicable


6. Opinion and consent of Alan M. Yaeger as to actuarial matters pertaining to the securities being registered

7.      See Exhibit 3

8.      Consent of Sutherland Asbill & Brennan LLP

9.      Consent of Ernst & Young LLP

10.      Powers of Attorney (3)

----------------------------------------
(1) This exhibit was previously filed on Initial Registration Statement to Form S-6 dated November 30, 1999 (File No. 333-91851) and is incorporated herein by reference.
(2) This exhibit was previously filed on Initial Registration Statement to Form S-6 dated October 14, 1997 (File No. 333-37883) and is incorporated herein by reference.
(3) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 18, 2000 (File No. 333-91851) and is incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Transamerica Occidental Life Separate Account VUL-3, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Petersburg, County of Pinellas, Florida on this 24th day of April, 2001.

                                              TRANSAMERICA OCCIDENTAL LIFE
                                              SEPARATE ACCOUNT VUL-3
                                              ----------------------------
                                              Registrant

(SEAL)                                        TRANSAMERICA OCCIDENTAL LIFE
                                              INSURANCE COMPANY
                                              ----------------------------
                                              Depositor

ATTEST:

/s/ PRISCILLA I. HECHLER                      By: /s/ RON F. WAGLEY
-----------------------------                     ------------------------------
Priscilla I. Hechler                              Ron F. Wagley
Assistant Vice President                          Director and President
and Assistant Secretary


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                            TITLE                                      DATE
---------                            -----                                      ----
/s/ RON F. WAGLEY                    Director and President                     April 24, 2001
----------------------------
Ron F. Wagley

/S/ PATRICK S. BAIRD                 Director                                   April 24, 2001
----------------------------
Patrick S. Baird*/

/s/ BRENDA K. CLANCY                 Director and Senior                        April 24, 2001
----------------------------         Vice President
Brenda K. Clancy*/

/s/ JAMES W. DEDERER                 Director, Executive                        April 24, 2001
----------------------------         Vice President, General
James W. Dederer, CLU*/              Counsel and Corporate Secretary


/s/ GEORGE A. FOEGELE                Director and                               April 24, 2001
----------------------------         Senior Vice President
George A. Foegele*/

/s/ DOUGLAS C. KOLSRUD               Director and Senior                        April 24, 2001
----------------------------         Vice President
Douglas C. Kolsrud*/

/s/ RICHARD N. LATZER                Director and Investment                    April 24, 2001
----------------------------         Officer
Richard N. Latzer*/


/s/ KAREN O. MACDONALD               Director, Executive Vice President         April 24, 2001
----------------------------         and Chief Operating Officer
Karen O. MacDonald*/

/s/ GARY U. ROLLE'                   Director and                               April 24, 2001
----------------------------         Investment Officer
Gary U. Rolle'*/

/s/ PAUL E. RUTLEDGE III             Director                                   April 24, 2001
----------------------------
Paul E. Rutledge III*/

/s/ CRAIG D. VERMIE                  Director, Vice President                   April 24, 2001
----------------------------         and Counsel
Craig D. Vermie*/


*/ /s/ PRISCILLA I. HECHLER
-----------------------------------
   Signed by: Priscilla I. Hechler
   As Attorney-in-Fact

                                  EXHIBIT LIST


EXHIBIT NO.                         DESCRIPTION OF EXHIBIT
-----------                         ----------------------


1.A.(8)(e)     Amendment No. 13 to Participation Agreement Among WRL Series
               Fund, Inc., PFL Life Insurance Company, AUSA Life Insurance
               Company, Inc., Peoples Benefit Life Insurance Company and
               Transamerica Occidental Life Insurance Company Inc. dated April
               17, 2000


6 Opinion and consent of Alan M. Yaeger as to actuarial matters pertaining to the securities being registered -

8              Consent of Sutherland Asbill & Brennan

9              Consent of Ernst & Young